As filed with the Securities and Exchange Commission on September 2, 2026

1933 Act Registration File No. 333-

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐   Pre-Effective Amendment No. ___
☐   Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

 220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Area Code and Telephone Number: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:

Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Y Class shares of beneficial interest in the American Beacon TwentyFour Strategic Income Fund, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet
Contents of Registration Statement
Letter to Shareholders

Notice of Special Meeting

Questions and Answers

Part A - Combined Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

City National Rochdale Funds

City National Rochdale Fixed Income Opportunities Fund

400 Park Avenue, New York, New York 10022

[XX XX, 2026]

Your action is required. Please vote today.

Dear Valued Shareholder:

Enclosed is a notice and combined Proxy Statement and Prospectus (the “Proxy Statement”) relating to a Special Meeting of Shareholders of City National Rochdale Fixed Income Opportunities Fund (the “Target Fund”).

A Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund, a series of City National Rochdale Funds (the “Target Trust”), will be held as an in-person meeting at 400 Park Avenue, New York, New York 10022, on November 10, 2026 at [XX] pm, Eastern Time. At the Special Meeting, shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the Target Fund into the American Beacon TwentyFour Strategic Income Fund (“Acquiring Fund”), a series of American Beacon Funds (“Acquiring Trust”), as further described below. The Target Fund and Acquiring Fund are each referred to herein as a “Fund.”

RBC Rochdale, LLC (“RBC” or the “Advisor”) is the investment adviser of the Target Fund, whereas American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) is the manager of the Acquiring Fund. As of the date hereof, Benefit Street Partners Limited (formerly known as Alcentra Limited) (“Benefit Street”), BSP NY LLC (formerly known as Alcentra NY, LLC) (“BSP”), Federated Investment Management Company (“Federated”), Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), T. Rowe Price Associates (“T. Rowe Price”) and TwentyFour Asset Management (US) LP (“TwentyFour”) serve as the Target Fund’s sub-advisors. TwentyFour is the sole sub-advisor to the Acquiring Fund.

You are being asked to review the enclosed Proxy Statement and to cast your vote on the proposal to reorganize the Target Fund with and into the Acquiring Fund. If the Reorganization Plan is approved by the Target Fund’s shareholders, and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization is expected to close on or about December 11, 2026, or such other date as may be agreed between the Target Trust and the Acquiring Trust in writing (the “Closing Date”) . If the Reorganization Plan is approved, the Target Fund’s Class N shareholders would receive Y Class shares of the Acquiring Fund in the Reorganization, which would be distributed pro rata to the Target Fund’s shareholders in complete liquidation of the Target Fund. Shareholders will not pay any sales loads, commissions or other transactional fees in connection with the exchange of their Target Fund shares for shares of the Acquiring Fund. The Servicing Class of the Target Fund has not commenced operations as of the date hereof and will not participate in the Reorganization.

Following the Reorganization, TwentyFour’s portfolio managers who currently are responsible for the day-to-day management of TwentyFour’s allocated portion of each Fund will continue serve as the portfolio managers for the Acquiring Fund. The Acquiring Fund will acquire the assets and assume the liabilities of the Target Fund. The Acquiring Fund has similar principal investment strategies and principal risks as the Target Fund, although the Acquiring Fund describes and organizes them differently. Currently, the total annual operating expense ratio (the “Total Expense Ratio”) and the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) of the Y Class shares of the Acquiring Fund are lower than the Total Expense Ratio of the Class N shares of the Target Fund. It is anticipated that the Total and Net Expense Ratios of the Y Class shares of the Acquiring Fund will continue to be lower than the Total Expense Ratio of the Class N shares of the Target Fund following the Reorganization.

American Beacon has agreed to cap the expenses of the Y Class shares of the Acquiring Fund at the current rate for a period of three years from the date of the closing of the Reorganization. For more information about changes in fees, please see the attached Proxy Statement.

American Beacon will bear the direct costs and expenses related to the proposed Reorganization, including the following: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Plan of Reorganization and the Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of the Target Fund’s shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing the Target Fund’s prospectus supplement, (5) costs of preparing and filing the Acquiring Fund’s registration statement, (6) costs associated with any meeting of the Target Trust Board or Acquiring Trust Board, and (7) termination fees of up to $425,000 to be paid to the Target Fund’s service providers. RBC will pay termination fees in excess of $425,000 that are payable to the Target Fund’s services providers. For the other direct costs of the Reorganization, RBC and American Beacon will each bear their own costs (e.g., legal fees for their own business interests).

The enclosed proxy is being solicited on behalf of the Board of Trustees (the “Board”) of the Target Trust. The Board has unanimously approved this proposal and recommends that you vote for the proposal. Your vote is important no matter how many shares you own. Voting your shares early will avoid repetitive follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone – instructions can be found on your proxy card. Any proposal submitted to a vote at the Special Meeting by anyone other than the officers or trustees of the Target Trust may be voted virtually or by written proxy.

If you have any questions, please call our proxy agent Broadridge Financial Solutions, Inc. (“Broadridge”), at [   ], who will be glad to assist you. You have multiple options available for how to cast your proxy vote:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

While you may attend the Special Meeting, voting today will avoid potential future mailings and phone calls required to obtain shareholder votes.

The attached Combined Proxy Statement and Prospectus contains further information regarding the Reorganization and the Acquiring Fund. Please read it carefully. If you have any questions regarding the Reorganization, please call Broadridge at [       ].

Sincerely,

Gregg Giaquinto

President

City National Rochdale Funds

City National Rochdale Funds

City National Rochdale Fixed Income Opportunities Fund

400 Park Avenue, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 10, 2026

To the Shareholders of the City National Rochdale Fixed Income Opportunities Fund: NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the City National Rochdale Fixed Income Opportunities Fund (the “Target Fund”), a series of City National Rochdale Funds (the “Target Trust”), is to be held as an in-person meeting at 400 Park Avenue, New York, New York 10022, on November 10, 2026 at [XX] pm, Eastern Time, to act on the following proposal:

Proposal		Shareholders Entitled to Vote on the Proposal
1	To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), to reorganize the City National Rochdale Fixed Income Opportunities Fund (the “Target Fund”) a series of City National Rochdale Funds (the “Target Trust”), with and into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), an existing series of American Beacon Funds (the “Acquiring Trust”).	Shareholders of the City National Rochdale Fixed Income Opportunities Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on September 18, 2026, (“Record Date”), are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, if a quorum is present at the Special Meeting but sufficient votes required to approve the Reorganization Plan are not received, or if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 10, 2026, or any adjournment or postponement thereof.

This Notice and the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) are available on the internet at www.proxyvote.com or the Target Fund’s webpage at https://[XX].com/. On this webpage, you will be able to access the Notice, the Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of the Target Trust,

Sincerely,

Gregg Giaquinto

President

City National Rochdale Funds

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the fund the necessity of further solicitations to ensure a quorum at the Special Meeting. Shareholders may cast their vote by mail, via the internet, and by telephone as set forth below:

The Proxy Statement and related materials are available at www.proxyvote.com or the Target Fund’s webpage at [ ].

Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

This is a brief overview of the Reorganization proposed for your Fund. We encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus for more information. Capitalized and abbreviated terms not defined herein have the same definition as in the Proxy Statement.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I receive this document?

A. On May 13, 2026, RBC Rochdale, LLC (“RBC” or the “Advisor”), the Fund’s current investment adviser, and American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) entered into a separate asset purchase agreement pursuant to which American Beacon will acquire certain assets related to RBC Rochdale’s business of providing investment management services to the City National Rochdale Fixed Income Opportunities Fund  (the “Target Fund”) if the proposed reorganization (the “Reorganization”) of the Target Fund with and into the American Beacon TwentyFour Strategic Income Fund    (“Acquiring Fund”) is approved by the Target Fund shareholders, and upon satisfaction or waiver of certain other conditions.

Based on the recommendation of  RBC Rochdale, LLC (“RBC” or the “Advisor”), and its own due diligence review, the Board of Trustees (“Board”) of the  City National Rochdale Funds (“Target Trust”) has unanimously approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of the Target Fund with and into the Acquiring Fund. The Target Fund is a series of the Target Trust, and the Acquiring Fund is a series of the American Beacon Funds (“Acquiring Trust”). The Target Fund and the Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”

You are receiving this document because, as of September 18, 2026, you were a shareholder of the Target Fund and the Reorganization requires the approval of the shareholders of the Target Fund.

If the Reorganization Plan is approved by the Target Fund’s shareholders and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization is expected to close on or about December 11, 2026 or such other date as may be agreed between the Target Trust and the Acquiring Trust in writing (the “Closing Date”). Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your Class N shares of the Target Fund will be exchanged for Y Class shares of the Acquiring Fund with the same aggregate net asset value (“NAV”) of the Class N shares of the Target Fund as of the close of business on the Closing Date (valued using the Acquiring Fund’s valuation policies). The valuation policies of the Acquiring Fund will be used by the Target Fund for the Target Fund’s calculation of the value of its portfolio on the Closing Date which means the aggregate value of the Y Class shares you receive may be more or less than it would have been if the Acquiring Fund used the same valuation policies and procedures as the Target Fund currently uses. The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. For more information regarding the application of the Acquiring Fund’s valuation policies on the Target Fund’s portfolio on the Closing Date, see “Terms of the Reorganization Plan” below. The accompanying document is a Proxy Statement for the Target Fund and Prospectus for the Acquiring Fund (the “Proxy Statement”) and contains information that Target

Fund shareholders should know before voting on the proposed Reorganization of the Target Fund into the Acquiring Fund. It should be retained for future reference.

The purposes of the Proxy Statement are to: (1) solicit votes from shareholders of the Target Fund to approve the Reorganization Plan, the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information to Target Fund shareholders regarding the Acquiring Fund. This Proxy Statement contains information that shareholders of the Target Fund should know prior to the Reorganization. You should retain this document for future reference.

Q. What is the purpose of the Reorganization?

A.   RBC has proposed reorganizing the Target Fund with and into the Acquiring Fund because the Reorganization may benefit Target Fund shareholders by, among other expected benefits, providing them with lower expense ratios and an immediate reduction in expenses. The Reorganization also will provide the Target Fund, when combined with the Acquiring Fund, with access to American Beacon Advisors, Inc.’s (“American Beacon” or the “Manager”) significant distribution platform, which could lead to potential asset growth opportunities. Such asset growth, if realized, could result in the Acquiring Fund experiencing economies of scale and greater efficiencies leading to lower overall costs over time, which would benefit Target Fund shareholders as shareholders of the Acquiring Fund. In addition, the proposed Reorganization would give Target Fund shareholders the opportunity to diversify through exchange privileges with the other mutual funds in the American Beacon Funds Complex, which spans a wide range of investment objectives and management styles. At a meeting held on May 13-14, 2026,  after careful consideration of a number of factors, the Board of the Target Trust, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), of the Target Trust, voted to approve the Reorganization as being in the best interests of the Target Fund and their shareholders. See the “Board Considerations” section of the Proxy Statement for further information.

Q. How will the Reorganization work?

A. If the Reorganization Plan is approved by the Target Fund’s shareholders and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization of the Target Fund with and into the Acquiring Fund will take place on or about  the Closing Date. At the designated time, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate NAV equal to the value of the Target Fund’s net assets (valued using the Acquiring Fund’s valuation policies and procedures), and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities (subject to certain exclusions set forth in the Reorganization Plan). Shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and the Target Fund will be terminated. Pursuant to the Reorganization Plan, the Acquiring Fund’s valuation policies and procedures will be used for the purposes of calculating the value of the Target Fund’s portfolio on the Closing Date and determining the total net asset value of the Acquisition Shares to be issued in the Reorganization. The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. The Target Fund’s Class N shareholders will receive Y Class shares of the Acquiring Fund. The Servicing

Class of the Target Fund has not commenced operations as of the date hereof and, therefore, will not participate in the Reorganization.

Please refer to the Proxy Statement for a detailed explanation of the Reorganization Plan. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization. The Target Fund’s procedures for purchasing, redeeming and exchanging shares, and tax information, are similar to those of the Acquiring Fund.

Q. After the Reorganization, will I own the same number of shares?

A. At the time of the Reorganization, Class N shareholders of the Target Fund will receive Y Class shares of the Acquiring Fund and automatically become shareholders of the Acquiring Fund. The aggregate value of the Y Class shares of the Acquiring Fund that you receive in the Reorganization will be the same as the aggregate value of the Class N shares of the Target Fund as of the close of business on the Closing Date (valued using the Acquiring Fund’s valuation policies). The valuation policies of the Acquiring Fund will be used by the Target Fund for the Target Fund’s calculation of the value of its portfolio on the Closing Date which means the aggregate value of the Y Class shares you receive may be more or less than it would have been if the Acquiring Fund used the same valuation policies and procedures as the Target Fund currently uses. The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. For more information regarding the application of the Acquiring Fund’s valuation policies on the Target Fund’s portfolio on the Closing Date, see “Terms of the Reorganization Plan” below.

Q. Is the management of the Target Fund different from the Acquiring Fund?

A. Yes, At the time of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund is managed by American Beacon, whereas the existing investment advisor of the Target Fund is RBC Rochdale, LLC (“RBC” or the “Advisor”). TwentyFour Asset Management (US) LP (“TwentyFour”), which currently serves as a sub-advisor for the Target Fund, serves as the sole sub-advisor to the Acquiring Fund. As of the date hereof, Benefit Street Partners Limited (formerly known as Alcentra Limited) (“Benefit Street”), BSP NY LLC (formerly known as Alcentra NY, LLC) (“BSP”), Federated Investment Management Company (“Federated”), Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”) and T. Rowe Price Associates (“T. Rowe Price”), also serve as the Target Fund’s sub-advisors.

TwentyFour’s portfolio managers, who are responsible for managing TwentyFour’s allocation of the Target Fund, also serve as the portfolio managers for the Acquiring Fund and are expected to continue in this capacity following the Reorganization.

Q. Will the service providers to the Target Fund change following the Reorganization?

A. The following table outlines the service providers for the Target Fund and the expected service providers for the Acquiring Fund. In addition, the Board of Trustees of the Acquiring Trust is different from the Board of Trustees of the Target Trust.

Service Provider	Target Fund	Acquiring Fund
Investment Advisor	RBC Rochdale, LLC	American Beacon Advisors, Inc.
Sub-Advisor	Benefit Street Partners Limited BSP NY LLC Federated Investment Management Company Seix Investment Advisors T. Rowe Price Associates, Inc. TwentyFour Asset Management (US) LP	TwentyFour Asset Management (US) LP
Custodian	U.S. Bank, N.A.	State Street Bank and Trust Co.
Fund Accounting Agent	U.S. Bank, N.A.	State Street Bank and Trust Co.
Administrator	SEI Investments Global Funds Services	American Beacon Advisors, Inc.
Transfer Agent	U.S. Bank Global Fund Services	SS&C GIDS, Inc.
Principal Underwriter	SEI Investments Distribution Co.	Resolute Investment Distributors, Inc.
Legal Counsel	Morgan, Lewis & Bockius LLP (counsel to the Target Trust) Dechert LLP (counsel to the Board)	K&L Gates LLP (counsel to the Acquiring Trust and the Board)
Auditors	Cohen & Company, Ltd.	PricewaterhouseCoopers LLP

Q. Do the portfolio managers who manage the Target Fund also manage the Acquiring Fund?

A. The RBC portfolio managers who manage the Target Fund do not manage the Acquiring Fund. However, on June 23, 2026, the same portfolio management team at TwentyFour that sub-advises the Acquiring Fund assumed day-to-day portfolio management responsibilities for TwentyFour’s allocation of the Target Fund. After the Reorganization, the current portfolio managers of the Acquiring Fund will continue to serve as the portfolio managers of that Fund.

Q. Will there be any changes to my fees and expenses as a result of the Reorganization?

A. After giving effect to the Reorganization, it is expected that both the total annual operating expense ratio (the “Total Expense Ratio”) and the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) of the Y Class of the Acquiring Fund will be lower than the Total Expense Ratio and the Net Expense Ratio of Target Fund’s Class N shares. The Target Fund pays RBC  an advisory fee at the annual rate of 0.50% on the Fund’s average daily net assets. The Acquiring Fund fee schedule is structured so that the Acquiring Fund pays a combined management fee rate to American Beacon and sub-advisory fee rate to TwentyFour that is higher than the advisory fee paid by the Target Fund at all asset levels.

Currently, the total annual fund operating expenses of the Target Fund’s Class N shares and Y Class shares of the Acquiring Fund are 1.21% and 0.94, respectively. Under a fee waiver and expense reimbursement agreement (a “fee waiver agreement”) effective as of the Closing Date, American Beacon has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class for three years following the Closing Date, to the extent that Total Annual Fund Operating Expenses exceed 0.80% for the  Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses).

After the expiration of the current fee waiver agreement, if American Beacon does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s Y Class shares, the total annual fund operating expenses of the Acquiring Fund’s Y Class and could exceed the limits set forth in the current fee waiver agreement. If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Y Class shares would increase.

American Beacon currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement with the same or substantially similar limits for the Acquiring Fund for the foreseeable future.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?

A. The Reorganization is expected to be a non-taxable “reorganization” for federal income tax purposes. The Acquiring Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from  K&L Gates LLP, counsel to the Acquiring Trust substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization. While the Reorganization is expected to be a non-taxable reorganization for federal income tax purposes, you may recognize income or gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of income or net capital gains, if any, realized by the Target Fund in connection with transactions undertaken prior to the Reorganization. Please see the Proxy Statement for more information.

Q. Will I need to open an account in an Acquiring Fund prior to the Reorganization?

A. No. If you own your shares of the Target Fund directly, an account will be set up in your name and your shares of the Target Fund will be exchanged for shares of the Acquiring Fund. You will receive confirmation of this transaction following the Reorganization. If you own your shares of the Target Fund through a financial intermediary, you will continue to own shares of the Acquiring Fund through your financial intermediary.

Q. Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A. Effective on or about [XX XX, 2026], the Target Fund will no longer accept purchases or exchanges of shares. You may continue to redeem shares of the Target Fund until the day prior to the Closing Date. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

Q. Who is paying the costs of the Reorganization?

A. American Beacon will bear the direct costs and expenses related to the proposed Reorganization, including the following: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Plan of Reorganization and the Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of the Target Fund’s shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing the Target Fund’s prospectus supplement, (5) costs of preparing and filing the Acquiring Fund’s registration statement, (6) costs associated with any meeting of the Target Trust Board or Acquiring Trust Board, and (7) termination fees of up to $425,000 to be paid to the Target Fund’s service providers. RBC will pay termination fess in excess of $425,000 that are payable to the Target Fund’s services providers. For the other direct costs of the Reorganization, RBC   and American Beacon will each bear their own costs (e.g., legal fees for their own business interests).

The Target Fund and the Acquiring Fund will bear, as applicable, the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund.

Q. Who do I contact if I have questions about the Reorganization?

A. If you have any questions about the Reorganization, please call representatives of  Broadridge Financial Solutions, Inc. (“Broadridge”), the Target Fund’s proxy solicitor, at [   ].

PROXY STATEMENT

for

City National Rochdale Fixed Income Opportunities Fund,

a series of  City National Rochdale Funds

400 Park Avenue, New York, New York 10022

1-888-889-0799

and

PROSPECTUS

for

American Beacon TwentyFour Strategic Income Fund,

a series of American Beacon Funds

220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039

1-817-391-6100

Dated

[XX XX, 2026]

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Trust Board”) of City National Rochdale Funds (the “Target Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the City National Rochdale Fixed Income Opportunities Fund (“Target Fund”), a series of the Target Trust, to be held in person, at 400 Park Avenue, New York, New York 10022 on November 10, 2026 at [XX] pm, Eastern Time. The Target Fund is managed by  RBC Rochdale, LLC (“RBC”). At the Special Meeting, shareholders of the Target Fund who are entitled to vote will be asked to approve the following proposal:

Proposal	Shareholders Entitled to Vote on the Proposal
To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”), to reorganize the City National Rochdale Fixed Income Opportunities Fund (the “Target Fund”), a series of City National Rochdale Funds (the “Target Trust”), with and into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), an existing series of American Beacon Funds (the “Acquiring Trust”).	Shareholders of the City National Rochdale Fixed Income Opportunities Fund

Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The proposed reorganization referred to in the Proposal above is referred to herein as a “Reorganization”.

The American Beacon TwentyFour Strategic Income Fund is referred to herein as the “Acquiring Fund” and the Acquiring Fund and Target Fund may be referred to herein as a “Fund” The Acquiring Fund is a series of the Acquiring Trust, and American Beacon Advisors, Inc. (“American Beacon” or the “Manager”) serves as the manager of the Acquiring Fund. The Target Fund and Acquiring Fund are open-end management investment companies that are registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act” or the “Investment Company Act”). Each of the Target Fund and Acquiring Fund is “diversified” within the meaning of Section 5(b)(1) of the 1940 Act.

This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it before voting on the proposal and keep it for future reference. Additional information relating to the Acquiring Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated   [XX XX, 2026], which is incorporated by reference into this Proxy Statement. Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund at the address above or by calling (817) 391-6100. The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about October 9, 2026.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement, which means they are part of this Proxy Statement for legal purposes:

1.	The Statement of Additional Information (“SAI”) dated [XX XX, 2026], relating to this Proxy Statement (File No. [ ])
2.	The Prospectus and SAI for the Target Fund, dated January 28, 2026, as supplemented and/or amended.

a. Supplement to the Prospectus and  SAI of the Target Fund, dated May 18, 2026

b. Supplement to the Prospectus and SAI of the Target Fund dated June 23, 2026

3.	The Semi-Annual Shareholder Report, unaudited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended March 31, 2026.
4.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal year ended September 30, 2025.

The Annual and Semi-Annual Shareholder Reports listed above have previously been provided to shareholders as applicable. For a free copy of these reports or any of the documents listed above, you may call 1-888-889-0799, download them at   www.citynationalrochdalefunds.com/fund_reports, or write to the Target Fund at: SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Target Trust and the Acquiring Trust are subject to the informational requirements of the Securities

Exchange Act of 1934, as amended. Accordingly, the Target Trust and the Acquiring Trust must file certain reports and other information with the SEC. Proxy material, reports, proxy and information statements, and other information about the Target Trust and the Acquiring Trust are available on the EDGAR Database on the SEC’s Internet site at  http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that the shares offered by this Proxy Statement are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY OF THE PROPOSED REORGANIZATION	1
Background	1
Reasons for the Reorganization	2
The Reorganization	2
PROPOSAL: TO APPROVE THE REORGANIZATION PLAN TO REORGANIZE THE CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND, A SERIES OF THE TARGET TRUST, WITH AND INTO THE AMERICAN BEACON TWENTYFOURSTRATEGIC INCOME FUND, AN EXISTING SERIES OF THE ACQUIRING TRUST	4
Comparative Fee and Expense Tables	9
Example of Fund Expenses	11
Fund Turnover	11
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	12
Comparison of Principal Risk Factors	20
Comparison of Investment Policies/Restrictions	63
Comparative Performance Information	70
Capitalization	72
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	74
Terms of the Reorganization Plan	74
Description of the Securities to Be Issued	76
Board Considerations	76
Federal Income Tax Consequences of the Reorganization	78
Form of Organization and Rights of Shareholders of the Fund	81
Purchase and Sale of Acquiring Fund Shares	90
Tax Information for Acquiring Fund	91
Payments to Broker-Dealers and Other Financial Intermediaries for Acquiring Fund	91
Comparison of Distribution and Purchase, Redemption and Exchange Procedures	91
Purchase, Redemption and Exchange Procedures	92
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	94
Service Providers	94
Contractual Expense Limitations	96
The Sub-Advisor	97

SUMMARY OF THE PROPOSED REORGANIZATION

You should read this entire Proxy Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.

Background

On May 13, 2026, RBC and American Beacon entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which American Beacon will acquire certain assets related to RBC’s business of providing investment management services to the Target Fund (the “Asset Transfer”), if the proposed Reorganization is approved by the Target Fund’s shareholders, and certain other conditions are satisfied or waived. More specifically, under the Asset Purchase Agreement, RBC has agreed to the Asset Transfer in exchange for a payment at the closing of the Reorganization plus additional annual payments for the first three trailing 12-month periods following the closing of the Reorganization based on the lesser of the Target Fund’s assets at the closing of the Reorganization and the assets of the accounts of RBC clients invested in the Target Fund during the relevant annual period (the “Purchase Price”). The Asset Purchase Agreement also addresses asset transfers related to adoptions of two other funds in the City National Rochdale Fund complex by American Beacon, but the Reorganization of the Target Fund is not contingent on the closing of the other fund adoptions by American Beacon.

The Target Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer with respect to the Target Fund is subject to certain conditions, including shareholder approval of the proposed Reorganization. If all of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement with respect to the Target Fund are satisfied or waived, the closing of the transactions contemplated by the Asset Purchase Agreement with respect to the Target Fund would occur simultaneously on the date of the closing of the Reorganization. Therefore, if shareholders do not approve the Reorganization, or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer with respect to the Target Fund will not be completed, and the Asset Purchase Agreement will terminate with respect to the Target Fund.

Because RBC will receive consideration in connection with the sale of its assets relating to its management of the Target Fund to American Beacon, as discussed above, RBC has a financial interest in the consummation of the Reorganization and, therefore, a conflict of interest in recommending that the Board of Trustees and shareholders approve the Reorganization. As a result, RBC has a financial incentive to recommend Board and shareholder approval of the Reorganization because such approval will facilitate the closing of the Asset Transfer and the receipt by RBC of the purchase price for the transferred assets. Further, the annual payment component of the Purchase Price presents conflicts of interest as it provides an incentive for RBC to have its managed account clients invest in the Acquiring Fund following the Reorganization. RBC plans to manage and mitigate these conflicts of interest through proper client disclosures and

1

continued adherence to its strong and consistent operational and investment due diligence processes.

Reasons for the Reorganization

RBC, the Target Fund’s investment advisor, has proposed reorganizing the Target Fund with and into the Acquiring Fund because the Reorganization may benefit Target Fund shareholders by, among other things, providing them with lower expense ratios and an immediate reduction in expenses. Also, the Acquiring Fund has access to American Beacon’s significant distribution platform, which could lead to potential asset growth opportunities for the Acquiring Fund that, if realized, could result in the Acquiring Fund experiencing economies of scale and greater efficiencies leading to lower overall costs over time. In addition, as shareholders of the Acquiring Fund, the proposed Reorganization would give Target Fund shareholders the opportunity to diversify through exchange privileges with the other mutual funds in the American Beacon Funds Complex, which span a wide range of investment objectives and management styles. At a meeting held on May 13-14, 2026, after careful consideration of a number of factors, the Target Trust Board, including all the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Trust, voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders.

See “Board Considerations” below for further information.

The Reorganization

If the shareholders of the Target Fund approve the Reorganization Plan, and certain other conditions set forth in the Reorganization Plan are fulfilled, the Reorganization will be implemented by:

•	The Target Fund’s transfer of all assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all the liabilities of the Target Fund (subject to certain exclusions set forth in the Reorganization Plan);
•	The distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof; and
•	The complete termination of the Target Fund.

Approval of the Reorganization Plan by shareholders of the Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of all of its liabilities (subject to certain exclusions set forth in the Reorganization Plan), the distribution of the Acquiring Fund’s shares, and liquidation of the Target Fund.

After the close of business on the Closing Date, the Target Fund’s Class N shareholders will receive Y Class shares of the Acquiring Fund with the same aggregate value as the shares of the Target Fund that the shareholder held immediately prior to the Reorganization (valued using the Acquiring Fund’s valuation policies and procedures). The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. The Servicing Class of the Target Fund has not

2

commenced operations as of the date hereof and, therefore, will not participate in the Reorganization.

The Funds have different distribution and purchase procedures, exchange rights and redemption procedures. For the Target Fund, the Class N shares do not have a minimum initial or subsequent investment amount or minimum shareholder account balance requirement.  For the Acquiring Fund, the Y Class shares have a $100,000 minimum initial investment amount, a $50 minimum for subsequent investments by ACH, check or exchange, and $0 for purchases by wire transfer and a minimum $25,000 required account balance. If a shareholder’s account balance falls below $25,000, the shareholder may be asked to increase the balance. The minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class shares of the Acquiring Fund without meeting the respective prior minimum investment amounts. Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Currently, the total annual operating expenses (“Total Expense Ratio”) and total operating expenses after fee waiver and/or expense reimbursement (“Net Expense Ratio”) of the Y Class shares of the Acquiring Fund are lower than the Total Expense Ratio of the Class N shares of the Target Fund. It is anticipated that the Total and Net Expense Ratios of the Y Class shares of the Acquiring Fund will continue to be lower than the Total Expense Ratio of the Class N shares of the Target Fund following the Reorganization. The expense cap for the Y Class of the Acquiring Fund will not be increased for at least three years after the Closing Date.

The Reorganization is expected to be a non-taxable “reorganization” for federal income tax purposes. The Acquiring Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Acquiring Trust expects to receive a tax opinion from  K&L Gates LLP, counsel to the Acquiring Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganization” below for further information. It is expected that the Target Fund may make taxable distributions to its shareholders in advance of the Reorganization.

Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

The Target Trust Board has unanimously approved the Reorganization Plan with respect to the Target Fund. Accordingly, the Target Trust Board is submitting the Reorganization Plan for approval by the shareholders of the Target Fund. In considering whether to approve the proposal (the “Proposal”), you should review the Proposal and the information in this Proxy Statement that relates to the Proposal and the Reorganization Plan generally. The Target Trust Board recommends that you vote “FOR” the Proposal to approve the Reorganization Plan.

3

PROPOSAL: TO APPROVE THE REORGANIZATION PLAN TO REORGANIZE THE
CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND, A SERIES
OF THE TARGET TRUST, WITH AND INTO THE AMERICAN BEACON
TWENTYFOUR STRATEGIC INCOME FUND, AN EXISTING SERIES OF THE
ACQUIRING TRUST

This Proposal 1 requests your approval of the Reorganization Plan, pursuant to which the  City National Rochdale Fixed Income Opportunities Fund (the “Target Fund”) will be reorganized with and into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), which is an existing series of the Acquiring Trust.

In considering whether you should approve this Proposal, you should note the following:

Investment Objectives, Policies, Strategies and Risks of the Fund

•	The Target Fund and Acquiring Fund pursue similar investment objectives. The Target Fund seeks a high level of current income whereas the Acquiring Fund seeks high current income and, secondarily, capital appreciation. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Trust’s Board of Trustees without the approval of Fund shareholders.
•	The Target Fund and the Acquiring Fund have similar principal investment strategies. The Target Fund has a policy to invest under normal circumstances at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities, including floating rate loans while, under normal circumstances, the Acquiring Fund invests primarily in fixed-income securities and derivatives that provide exposure to fixed-income securities. The Funds disclose different criteria for the selection of portfolio securities. However, both Funds invest across a wide spectrum of fixed income securities, with varying maturities, durations, and credit qualities, including non-investment grade (“high-yield”) securities, corporate bonds, bank loans, asset backed and mortgage-backed securities, CLOs, and sovereign or quasi sovereign debt.
•	The Target Fund and Acquiring Fund disclose exposure to the Financial Services and Financials sectors, respectively, and investments in floating rate obligations, zero coupon, restricted and trust preferred securities, and other investment companies, including exchange-traded funds (“ETFs”), and money market funds, though the Acquiring Fund discloses that it may invest in a money market fund advised by American Beacon with respect to which American Beacon receives a management fee. Both Funds allow for foreign and emerging market investments and are not limited to U.S. issuers, though the Target Fund also discloses investments in frontier markets, whereas the Acquiring Fund discloses investments in supranational issuers and exposure to issuers in or with economic ties to Europe and the United Kingdom. The Target Fund also discloses investments in pay-in-kind securities, high-dividend paying stocks and money market instruments, whereas the Acquiring Fund discloses investments in U.S. government securities, including U.S. Treasury obligations, equity securities, convertible preferred securities, convertible and non-convertible debt, contingent convertible bonds, inflation-indexed securities, real estate investment trusts, separately traded-
4

registered interest and principal securities, “covenant lite obligations,” and various types of mortgage-related securities.

•	The Target Fund does not describe derivatives or short positions as a principal component of its investment strategy. However, the Acquiring Fund discloses the use of derivatives and may take long and short positions in fixed income and equity securities and currencies. The Acquiring Fund typically hedges non-U.S. currency exposure back to the U.S. dollar using foreign currency forward contracts and may also maintain direct currency exposure. While the Target Fund may invest in foreign securities denominated in U.S. dollars or local currencies, it does not disclose a systematic currency hedging strategy. The Acquiring Fund’s derivatives investments may include forward contracts (including deliverable and non-deliverable currency forward contracts), and to a lesser extent, futures contracts, swaps, options, warrants and structured notes.
•	The Target Fund is managed by multiple sub-advisors, whereas the Acquiring Fund is managed by one sub-advisor.
•	TwentyFour Asset Management (US) LP (“TwentyFour”), which serves as the Acquiring Fund’s sole sub-advisor, also manages an allocation of the Target Fund. TwentyFour screens the Acquiring Fund’s investments in accordance with TwentyFour’s view of appropriate environmental, social and/or governance parameters, as measured by the TwentyFour’s proprietary scoring model. However, TwentyFour does not implement the ESG screen with respect to its allocation of the Target Fund.
•	Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are similar because the Funds have similar investment objectives and principal investment strategies. In addition, as the Acquiring Fund and Target Fund have made different determinations regarding the principal risks, the Acquiring Fund and Target Fund each disclose certain risks that the other does not.

Manager, Sub-Advisor and Other Service Providers

•	Currently, RBC serves as the investment adviser and Benefit Street Partners Limited (“Benefit Street”), BSP NY LLC (“BSP”), Federated Investment Management Company (“Federated”), Seix Investment Advisors (“Seix”), T. Rowe Price Associates, Inc.(“T. Rowe Price”) and TwentyFour (“Target Fund Sub-Advisors”) serve as the sub-advisors for the Target Fund, and American Beacon serves as the manager and TwentyFour serves as the sub-advisor of the Acquiring Fund. After the Reorganization, American Beacon and TwentyFour will continue to serve as the manager and sub-advisor for the Acquiring Fund.
•	On June 23, 2026, TwentyFour became a sub-advisor for the Target Fund. The same portfolio management team at TwentyFour that manages the Acquiring Fund also has day-to-day portfolio management responsibilities for TwentyFour’s allocation of the Target Fund. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.
5

•	After the Reorganization, TwentyFour will continue to manage the Acquiring Fund on a day-to-day basis, and American Beacon will be responsible for overseeing the management of the Acquiring Fund by TwentyFour. For a detailed description of TwentyFour and American Beacon, please see “Additional Information about the Acquiring Fund – Service Providers” below.
•	The principal underwriter, administrator, custodian and fund accounting agent, auditor and transfer agent for the Target Fund and the Acquiring Fund are different. See “Additional Information About the Acquiring Fund – Service Providers” below for further information.
•	SEI Investments Distribution Co. serves as the principal underwriter for the Target Fund. Resolute Investment Distributors, Inc. (“RID”) is the principal underwriter for the shares of the Acquiring Fund and acts as the Acquiring Fund’s agent in connection with the continuous offering of shares of the Acquiring Fund and will continue to do so after the Reorganization. RID has no obligation to sell any specific quantity of the Acquiring Fund’s shares. RID is affiliated with American Beacon through common ownership.

Fees and Expenses of the Fund

•	As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, currently, the Total and Net Expense Ratios of the Y Class shares of the Acquiring Fund are lower than the Total Expense Ratio of the Class N shares of the Target Fund. It is anticipated that the Total and Net Expense Ratios of the Y Class shares of the Acquiring Fund will continue to be lower than the Total Expense Ratio of the Class N shares of the Target Fund following the Reorganization.
•	The Target Fund pays RBC an advisory fee at the annual rate of 0.50% on the Target Fund’s average daily net assets and RBC pays each sub-advisor a fee for its services. The Acquiring Fund fee schedules are structured so that the Acquiring Fund pays a combined management fee rate to American Beacon and sub-advisory fee rate to TwentyFour that is higher than the advisory fee paid by the Target Fund at all asset levels. The Acquiring Fund pays American Beacon a management fee at the annual rate of 0.35% on the first $5 billion of the Acquiring Fund’s average daily net assets, 0.325% on the next $5 billion, 0.30% on the next $10 billion, and 0.275% on assets exceeding $20 billion, and TwentyFour a sub-advisory fee at the annual rate of 0.32% on the first $1 billion assets under management and 0.27% thereafter.
•	The Target Fund’s Class N shares and the Acquiring Fund’s Y Class shares do not assess a sales charge.
•	RBC has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to maintain the Total Expenses of the Target Fund’s Class N shares at 1.09% (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses). RBC intends to continue these arrangements at least through January 31, 2027; however, RBC is under no obligation to do so, and may terminate them at any time. Any fee reductions or reimbursements may be repaid to RBC by the Target Fund within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied. Any such
6

repayments must be ratified by the Target Fund’s Board. In connection with the Reorganization, RBC’s ability to recoup waived fees and reimbursed expenses would terminate.

•	American Beacon has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class for three years following the Closing Date, to the extent that Total Annual Fund Operating Expenses exceed 0.80% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. American Beacon will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for the Y Class shares or make arrangements with other service providers to do so. American Beacon can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to American Beacon (a) occurs within three years from the date of American Beacon’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
•	After the expiration of the current fee waiver agreement, if American Beacon does not continue to reduce and/or reimburse expenses of the Acquiring Fund’s Y Class shares, the Total Expenses of the Acquiring Fund’s Y Class shares could exceed the limits set forth in the current fee waiver agreement. If this occurs, the expenses borne by shareholders of the Acquiring Fund’s Y Class shares would increase. American Beacon currently intends to recommend to the Acquiring Trust Board the continuation of the fee waiver agreement with the same or substantially similar limits for the Acquiring Fund for the foreseeable future.

Shares of the Acquiring Fund

•	Shareholders of Class N shares of the Target Fund will receive Y Class shares of the Acquiring Fund in connection with the proposed Reorganization. At the time of the Reorganization, shareholders of the Target Fund will receive Y Class shares of the Acquiring Fund and automatically will become shareholders of the Acquiring Fund. Shareholders will not pay any sales charges in connection with the proposed Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.
7

•	The Funds have different distribution and purchase procedures, exchange rights and redemption procedures. The Target Fund does not have a minimum initial or subsequent investment amount or shareholder account balance requirement. For the Acquiring Fund, the Y Class shares have a minimum initial investment amount of $100,000, a minimum subsequent investment amount of $50 for purchase by ACH, check or exchange, and $0 for purchases by wire transfer, and a minimum $25,000 required account balance. The minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class shares of the Acquiring Fund without meeting the Acquiring Fund’s minimum investment amounts. The Fund’s distribution and purchase procedures, exchange rights and redemption procedures are discussed further in “Additional Information About the Reorganization—Comparison of Distribution and Purchase, Redemption and Exchange Procedures” and in Appendix C below.

Costs and Tax Consequences of the Reorganization

•	The Reorganization is expected to be a non-taxable “reorganization” under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). American Beacon expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.
•	American Beacon will bear the direct costs and expenses related to the proposed Reorganization, including the following: (1) costs, including legal and accounting fees, associated with preparing, reviewing, and filing the Plan of Reorganization and the Target Fund’s proxy materials, (2) expenses incurred in connection with printing and mailing Target Fund’s proxy materials and the solicitation of proxies for the special meeting of the Target Fund’s shareholders, (3) transfer agent and custodian conversion costs, (4) costs of preparing and filing the Target Fund’s prospectus supplement, (5) costs of preparing and filing the Acquiring Fund’s registration statement, (6) costs associated with any meeting of the Target Trust Board or Acquiring Trust Board, and (7) termination fees of up to $425,000 to be paid to the Target Fund’s service providers. RBC will pay termination fees in excess of $425,000 that are payable to the Target Fund’s services providers. For the other direct costs of the Reorganization, RBC and American Beacon will each bear their own costs (e.g., legal fees for their own business interests).
•	The Target Fund and the Acquiring Fund will bear, as applicable, the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund.
•	Although significant portfolio repositioning is not currently expected in connection with the Reorganization, certain portfolio transactions are expected to occur before the Reorganization to facilitate the transfer of assets or align portfolio holdings with the Acquiring Fund’s investment strategy. Any resulting brokerage commissions, bid-ask spreads, transfer taxers or other transaction costs associated with any such repositioning will be borne by the applicable Fund. Such costs are not currently expected to be material.
•	The Target Fund and the Acquiring Fund will not bear any of the direct costs and expenses of the proposed Reorganization unless the payment of such expenses by another party would
8

result in the Fund’s disqualification as a “regulated investment company” under the Code or would prevent the proposed Reorganization from qualifying as a non-taxable reorganization for U.S. federal income tax purposes.

•	While no indirect costs of the Reorganization (e.g., additional auditor’s fee resulting from testing of and review of disclosures in the annual report pertaining to the Reorganization) are currently expected, it is anticipated that such indirect costs, if any, would be borne by the Acquiring Fund. Such costs, if any, are not expected to be material for the Acquiring Fund and would be subject to American Beacon’s fee waiver agreement with the Acquiring Fund.
•	While the Reorganization is expected to be non-taxable for federal income tax purposes, you may recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) as a result of the distribution of net income or capital gains, if any, realized by the Target Fund in advance of the Reorganization, including in connection with any sale of securities.

Valuation Risk Associated with the Reorganization

•	For purposes of the Reorganization and pursuant to the Reorganization Plan, the assets of the Target Fund will be valued using the Acquiring Fund’s valuation procedures rather than the valuation procedures currently used by the Target Fund. Differences in methodologies, pricing sources, fair-value determinations or valuation assumptions could result in different values assigned to the Target Fund’s portfolio securities. As a result, the aggregate value and number of Acquiring Fund shares received by Target Fund shareholders in the Reorganization could differ from the aggregate value and number of shares of the Acquiring Fund that would have been received if the Target Fund’s valuation procedures had been used. The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s valuation policies and procedures are not expected to be material.

Alternatives to the Reorganization

•	If the Target Fund is not reorganized with and into the Acquiring Fund, the Target Trust’s Board may take such further action as it may deem to be in the best interests of the Target Fund and its shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class N shares of the Target Fund, the Y Class shares of the Acquiring Fund and the estimated pro forma fees and expenses of the Y Class shares of the Acquiring Fund after giving effect to the proposed Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Expenses for the Class N shares of the Target Fund and Y Class shares of the Acquiring Fund are based on the operating expenses incurred by Target Fund’s Class N shares for the six months ended March 31, 2026, and the Acquiring Fund’s Y Class shares for the fiscal year ended June 30, 2026. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization had been in effect for the fiscal year ended June 30, 2026.

9

	City National Rochdale Fixed Income Opportunities Fund Class N	American Beacon TwentyFour Strategic Income Fund Y Class	American Beacon TwentyFour Strategic Income Fund Y Class (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None
Maximum deferred sales charge (load) (as a % of original purchase price)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 90 days or less)	None	None	None
Fee for Redemption by Wire	None	None	None
Exchange Fee	None	None	None
Account Fee	None	$15[1]	$15[1]
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.67%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	0.00%	0.00%
Other Fund Expenses	0.13%	0.23%[2]	0.21%[2]
Total Other Expenses	0.38%	0.23%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%[3]
Total Annual Fund Operating Expenses[4]	1.14%	0.91%	0.86%
Fee Waiver and/or expense reimbursement	(0.00%)	(0.10%)[5]	(0.05%)[5]
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.14%[6]	0.81%	0.81%
[1]	Fee charged by the Custodian for a traditional IRA or Roth IRA invested directly.
[2]	Other Expenses include reimbursement paid to the Manager for certain non-distribution shareholder services provided by financial intermediaries of 0.10%.

[3]	Based on estimated expenses for the current fiscal year.

[4]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Acquiring Fund’s Financial Highlights table, which reflects the operating expenses of the Acquiring Fund and does not include Acquired Fund Fees and Expenses.
[5]	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class shares through November 3, 2026, and for three years following the Closing Date, to the extent that Total Annual Fund Operating
10

Expenses exceed 0.80% for the Y Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for the Y Class shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Acquiring Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

[6]	The Target Fund’s investment adviser has agreed to voluntarily limit its management fees or reimburse expenses to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) of Class N shares of the Target Fund at or below 1.09% of the Target Fund’s average daily net assets. Any fee reductions or reimbursements to maintain this expense limitation may be repaid to the Target Fund’s adviser within three years after they occur if such repayments can be achieved within the class’s expense limitation in effect at the time such expenses were incurred and if certain other conditions are satisfied. The fee table does not reflect the impact of the voluntary expense limitation. This expense limitation may be terminated at any time.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in mutual funds. The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	The applicable contractual fee waiver/expense reimbursement agreement remains in place for the term of the agreement.

Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
City National Rochdale Fixed Income Opportunities Fund – Class N shares	$116	$362	$628	$1,386
American Beacon TwentyFour Strategic Income Fund – Y Class shares	$ 83	$ 259	$ 473	$ 1,090
Pro forma American Beacon TwentyFour Strategic Income Fund – Y Class shares (assuming the proposed Reorganization is consummated)	$ 83	$ 259	$ 461	$ 1,046

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may

11

result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended  September 30, 2025 and six-month period ended March 31, 2026, the portfolio turnover rate for the Target Fund was   40% and 17%, respectively, of the average value of its portfolio. During the fiscal year ended June 30, 2026, the Acquiring Fund’s portfolio turnover rate was 46%, of the average value of its portfolio.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have similar investment objectives, principal investment strategies and policies/restrictions, although each Fund describes them differently. The Target Fund’s investment objective is to seek a high level of current income, whereas the Acquiring Fund’s investment objective is to seek high current income and, secondarily, capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. Each Fund’s investment objective is “non-fundamental,” which means that it can be changed by the Fund’s Board of Trustees without the approval of Fund shareholders.

Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities, including floating rate loans. Under normal circumstances, the Acquiring Fund invests primarily in fixed-income securities and derivatives that provide exposure to fixed-income securities. If the Target Fund changes its 80% investment policy, it will notify shareholders at least 60 days in advance of the change.

The Funds disclose different criteria for the selection of portfolio securities. However, both Funds invest across a wide spectrum of fixed income securities, with varying maturities, durations, and credit qualities, including non-investment grade (“high-yield”) securities, corporate bonds, bank loans, asset backed and mortgage backed securities, CLOs, and sovereign or quasi sovereign debt. The Target Fund and Acquiring Fund disclose exposure to the Financial Services and Financials sectors, respectively, and investments in floating rate obligations, zero coupon, restricted and trust preferred securities, and other investment companies, including exchange-traded funds (“ETFs”), and money market funds, though the Acquiring Fund discloses that it may invest in a money market fund advised by American Beacon with respect to which American Beacon receives a management fee. Both Funds allow for foreign and emerging market investments and are not limited to U.S. issuers, though the Target Fund also discloses investments in frontier markets, whereas the Acquiring Fund discloses investments in supranational issuers and exposure to issuers in or with economic ties to Europe and the United Kingdom. The Target Fund also discloses investments in pay-in-kind securities, high-dividend paying stocks and money market instruments, whereas the Acquiring Fund discloses investments in U.S. government securities, including U.S. Treasury obligations, equity securities, convertible preferred securities, convertible and non-convertible debt, contingent convertible bonds, inflation-indexed securities, real estate investment trusts, separately traded-registered interest and principal securities, “covenant lite obligations,” and various types of mortgage-related securities.

12

The Target Fund does not describe derivatives or short positions as a principal component of its investment strategy. However, the Acquiring Fund discloses the use of derivatives and may take long and short positions in fixed income and equity securities and currencies. The Acquiring Fund typically hedges non-U.S. currency exposure back to the U.S. dollar using foreign currency forward contracts and may also maintain direct currency exposure. While the Target Fund may invest in foreign securities denominated in U.S. dollars or local currencies, it does not describe a systematic currency hedging strategy. The Acquiring Fund’s derivatives investments may include forward contracts (including deliverable and non-deliverable currency forward contracts), and to a lesser extent, futures contracts, swaps, options, warrants and structured notes.

TwentyFour, the Acquiring Fund’s sub-advisor, applies a proprietary ESG screening process as part of its security selection for the Acquiring Fund. The Target Fund does not apply ESG screens as part of its investment strategy.

The Target Fund is managed by multiple sub-advisors, whereas the Acquiring Fund is managed by one sub-advisor. TwentyFour, the Acquiring Fund’s only sub-advisor, screens the Acquiring Fund’s investments in accordance with TwentyFour’s view of appropriate environmental, social and/or governance parameters, as measured by the TwentyFour’s proprietary scoring model. TwentyFour does not implement the ESG screen with respect to its allocation of the Target Fund.

The Principal Investment Strategies of the Acquiring Fund will not change in connection with the Reorganization.

Additional information regarding the investment objective and principal investment strategies of the Fund is set forth below. In addition, additional information regarding the investments in which the Acquiring Fund will invest is included in Appendix  C under the heading “Additional Information About the Acquiring Fund’s Investments.”

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund
Investment Objective
The Fund’s investment objective is to seek high level of current income.	The Fund’s investment objectives are to seek a high current income, and secondarily, capital appreciation.
The Fund’s investment objective is non-fundamental, and can be changed without shareholder approval by the Fund’s Board upon at least 60 days’ prior notice to shareholder.	The Fund’s investment objective is “non-fundamental,” which means that it may be changed by the Fund’s Board without the approval of Fund shareholders.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets (plus any	Under normal circumstances, the Fund invests primarily in fixed-income securities
13

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund

borrowing for investment purposes) in fixed income securities, including floating rate loans. The Fund invests in both fixed rate and floating rate fixed income securities and may invest in fixed income securities of any credit rating. The Fund seeks to invest its net assets opportunistically across a broad spectrum of income yielding securities, including without limitation collateralized loan obligations (“CLOs”). The Fund generally expects to have exposure to high yield bonds (commonly known as “junk” bonds), first- and second-lien senior floating rate loans and other floating rate debt securities, bonds issued by sovereign issuers or quasi-sovereign issuers (i.e., entities that are fully guaranteed, or 100% directly or indirectly owned or controlled, by sovereign entities), and domestic and foreign corporate bonds including asset-backed securities, bank loans, zero coupon obligations, pay-in-kind bonds and trust preferred securities. The Fund may also invest in agency and non-agency mortgage-backed securities and asset-backed securities. The Fund’s portfolio managers determine the portion of the Fund’s assets invested in each asset class.

The Fund’s foreign investments generally include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in such a market or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, such a market. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers and derivatives that provide exposure to fixed-income securities. The Fund’s investments may include fixed-income instruments of any maturity or duration. The instruments in which the Fund may invest may be denominated in U.S. and non-U.S. currencies, and all non-U.S. currency exposure will typically be hedged back to the U.S. dollar using foreign currency forward contracts. The Fund may also have direct exposure to non-U.S. currencies for investment or hedging purposes.

The fixed-income securities in which the Fund invests primarily include obligations issued or guaranteed by the U.S. government and non-U.S. governments and their agencies, instrumentalities or political subdivisions, obligations of supranational entities, sovereign and quasi-sovereign debt, emerging-markets debt, inflation-indexed securities, corporate bonds, debentures, bank loans, trust preferred securities, convertible preferred securities, convertible and non-convertible debt, contingent convertible bonds (“CoCos”), variable and floating-rate securities, separately traded registered interest and principal securities (“STRIPS”) and zero-coupon securities, “covenant-lite” obligations, collateralized loan obligations (“CLOs”), mortgage-backed and other asset-backed securities, collateralized mortgage obligations (“CMOs”) and other mortgage-related products (including commercial and residential loans, and mortgage pass-through securities). The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) and government money market funds, which may include a government money market fund advised by the Manager, with respect to which the Manager receives a management fee, shares of real estate investment trusts (“REITs”) and

14

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund

a country to be a frontier market country if it is included in the MSCI Frontier Markets Index. The Fund’s foreign investments may be denominated in U.S. dollars or in local currencies.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s goal, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser or relevant sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser or sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund may also invest in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange-traded funds (“ETFs”), and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or in unrated securities determined by RBC Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or the Fund sub-adviser to be of equal quality. Although the Adviser and sub-advisers may consider credit ratings in selecting investments for the Fund, the Adviser and the sub-advisers generally base their investment decisions for a particular instrument primarily on their own credit analyses and not on a credit rating by a nationally recognized statistical rating organization. The Adviser and sub-advisers generally consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

restricted securities. The Fund may have significant exposure to the Financials sector and to issuers located in, or with economic ties to, Europe and the United Kingdom. However, as the sector and geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector, Europe and/or the United Kingdom may decline, and the Fund’s exposure to other market sectors or geographic areas may increase.

The Fund may invest a significant portion of its total assets in non-investment grade securities (also referred to as “high-yield” or “junk” bonds), and in U.S. Treasury obligations. The Fund may also invest in unrated securities and may invest in equity securities, including preferred stocks of U.S. and foreign companies.

The Fund may take long or short positions in fixed-income and equity securities and currencies. Short positions will generally be entered into for hedging purposes or to attempt to reduce or adjust certain investment risks. The Fund may use derivative instruments to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to enhance total return, to change the effective duration of its portfolio, to manage certain investment risks or to substitute for the purchase or sale of the underlying securities or currencies. The Fund will generally invest in forward contracts (including deliverable and non-deliverable currency forwards). To a lesser extent, the Fund may also invest in futures (including bond index futures, interest rate futures and government bond futures, such as U.S. treasury futures), swaps (including credit default, total return, interest rate and currency swaps), options (including non-deliverable

15

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund

options (“NDOs”), puts and calls), warrants (including sovereign warrants) and structured notes. The Fund’s use of derivatives may be extensive. Derivative positions may also require the Fund to segregate liquid assets to cover its obligations.

In selecting investments, the Fund’s sub-advisor develops a top-down macroeconomic view of the global economic environment as indicated by factors such as interest rates, equity markets, corporate profitability, international capital flows, government policy and other relevant inputs. The sub-advisor then performs a bottom-up analysis of individual issuers that focuses on an issuer’s creditworthiness and considers historical trends and patterns in an instrument’s price and relative valuation. The Fund’s portfolio investments will be screened in accordance with the sub-advisor’s view of appropriate Environmental, Social and/or Governance (“ESG”) parameters as measured by the sub-advisor’s proprietary scoring model. The sub-advisor’s ESG parameters include: (1) environmental parameters, such as emissions creation, resource use and use of renewable energy; (2) social parameters, such as workforce turnover and diversity, human rights, including child labor policies, community service and responsible products; and (3) governance parameters, such as management and board composition and independence, shareholder engagement and corporate social responsibility policies. The sub-advisor applies its proprietary scoring model, which synthesizes data received from a third-party data provider and the sub-advisor’s independent assessment of a company’s ESG capabilities, to calculate an issuer's score. If issuers have a score below a

16

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund

minimum threshold they will generally not be considered for investment.

The sub-advisor also integrates the ESG considerations throughout the portfolio management process because the sub-advisor believes that ESG considerations can influence investment valuations, which drive the sub-advisor’s investment decisions.

The sub-advisor examines the relative risk and return characteristics of each investment, which includes an investment’s ESG outlook, and seeks to identify opportunities to establish long positions in income-generating instruments that, at times, may have the potential for price appreciation. The sub-advisor also seeks to reduce or hedge positions in instruments that may decline in value, experience unwanted volatility, exhibit declining ESG trends or when better investment opportunities are identified.

The sub-advisor receives ESG data from a third-party data provider which the sub-advisor utilizes in its assessment of an issuer and for comparison purposes when it is available. However, the sub-advisor places significant emphasis on ensuring that its own experiences with and views of the issuer are reflected in its final ESG assessment, and the sub-advisor’s assessment may differ materially from that of the third-party data provider. Additionally, many issuers held by the Fund, such as those in the securitized sectors and those without publicly traded equity securities, may not be covered by the third-party data provider. For such issuers, the sub-advisor’s ESG assessment is based exclusively on its own analysis. As a result, the Fund’s holdings may not be comparable

17

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund
to those of other funds with ESG investment mandates.
Temporary Defensive Policy

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objectives.

Investment Adviser
RBC Rochdale, LLC	American Beacon Advisors, Inc.
Investment Sub-Advisor

Benefit Street Partners Limited (formerly known as Alcentra Limited)

BSP NY LLC (formerly known as Alcentra NY LLC)

Federated Investment Management Company

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

T. Rowe Price Associates, Inc.

TwentyFour Asset Management (US) LP

TwentyFour Asset Management (US) LP
Portfolio Managers*

RBC: Charles Luke and Thomas Ehrlein Charles Luke is the Chief Investment Officer of RBC. Mr. Luke joined RBC in 2018 and brings over 20 years of experience in the investment management industry. In 2024, Charles was named CIO of the firm where he will work to continue refining and expanding RBC’s investment platform and wealth management solutions. Preceding his appointment as CIO, Mr.

TwentyFour: Eoin Walsh has managed the Acquiring Fund since 2017, and Felipe Villarroel and David Norris have managed the Acquiring Fund since 2018. Eoin Walsh, Felipe Villarroel and David Norris of TwentyFour have managed an allocation of the Target Fund since June 23, 2026.

18

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund

Luke led the Taxable Fixed Income Investment Team with responsibilities covering investment oversight, positioning, and performance of over $29 billion in broad market fixed income strategies. In addition to his supervisory duties, he serves as a voting member of the Investment Strategy Committee helping to craft the firm’s macro-economic outlook and contributing to global asset allocation recommendations and portfolio implementation. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and is a Chartered Financial Analyst®.

Thomas H. Ehrlein is the Director of Investment Solutions at RBC. Mr. Ehrlein joined RBC (formerly City National Rochdale and Rochdale Investment Management) in 2005. He is responsible for Manager Research and Product Development of Investment Strategies. Mr. Ehrlein’s day to day responsibilities involve Portfolio Management responsibilities on several City National Rochdale Funds. In addition, he leads all Alternative Investment Due Diligence, including Private Equity and Private Debt. Mr. Ehrlein’s work is an essential part of asset allocation and investment decisions at the firm. He is a voting member of the RBC Rochdale Investment Strategy Committee. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

Eoin Walsh is a Portfolio Manager and one of the founding partners of TwentyFour AM since 2008. He is on the firm’s Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and his main responsibility is managing the firm’s Multi-Sector Bond team. Since 1998, Mr. Walsh has developed an expertise in fixed income markets across a variety of roles including at Citigroup Alternative Investments where he managed over $75 billion of fixed income assets. Mr. Walsh graduated in Accounting & Economics from the University of Limerick.

Felipe Villarroel is a Portfolio Manager and a partner of TwentyFour AM. Mr. Villarroel joined TwentyFour AM in 2011 and is a member of the Investment Committee. Prior to joining TwentyFour AM, Mr. Villarroel worked as an Asset Allocation and Strategy Analyst at Celfin Capital in Chile, now part of the BTG Pactual Group. There, Mr. Villarroel took an active role in developing the team’s strategic view of the global macro economy and asset classes. Mr. Villarroel graduated from Pontificia Universidad Catolica de Chile with a Bachelor’s degree in Economics and Business Administration before obtaining a Master’s in Finance from the London Business School. Mr. Villarroel is also a CFA charterholder

David Norris joined TwentyFour in September 2018. Based in the New York office, he serves as the Head of US Credit as well as one of the portfolio managers of the Multi-Sector Bond team. Mr. Norris became a partner in 2022. He is a credit specialist with over 30 years’ experience in fixed income markets gained across a variety of senior roles in asset management and investment banking in London, Frankfurt and New York.

19

Target Fund	Acquiring Fund
City National Rochdale Fixed Income Opportunities Fund	American Beacon TwentyFour Strategic Income Fund
He has held leadership positions in high yield, credit derivatives, structured products and global credit trading at Credit Agricole, BNP Paribas, Greenwich Capital and UBS.

* Each Portfolio Manager of TwentyFour is employed as a Portfolio Manager by TwentyFour Asset Management LLP, a participating affiliate of TwentyFour.

Comparison of Principal Risk Factors

There is no assurance that either Fund will achieve its investment objectives, and you could lose part or all of your investment in either Fund.  The Funds are not designed for investors who need an assured level of current income and are intended to be a long-term investment. The Funds are not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are similar because the Funds have similar investment objectives and principal investment strategies. In addition, as the Acquiring Fund and Target Fund have made different determinations regarding the principal risks, the Acquiring Fund and Target Fund each disclose certain risks that the other does not. The table below sets forth the principal risks of the Target Fund, along with the corresponding principal risks of the Acquiring Fund, as well as any principal risks applicable to one Fund, but not the other.

Target Fund	Acquiring Fund
Market Risk	Market Risk
Recent Market Events Risk
Market Risk of Fixed Income Securities	Interest Risk
Issuer Risk	Issuer Risk
Credit Risk	Credit Risk
Interest Rate Risk	Interest Rate Risk
High Yield (“Junk”) Bonds	High-Yield Securities Risk
Privately Placed and Restricted Securities Risk	Restricted Securities Risk
Market Risk of Equity Securities	Equity Investments Risk • Real Estate Investment Trusts Preferred Stock Risk
20

Management and Operational Risk	Allocation Risk Asset Selection Risk Securities Selection Risk Investment Risk
Liquidity Risk	Liquidity Risk
Sub-Adviser Allocation	No corresponding risk
Foreign Securities	Foreign Investing Risk Geographic Concentration Risk • European Securities Risk • United Kingdom Securities Risk
Emerging Market Securities	Emerging Markets Risk
Frontier Market Securities	No corresponding risk
Valuation Risk	Valuation Risk
Foreign Currency	Currency Risk
Extension	Prepayment and Extension Risk
Prepayments	Prepayment and Extension Risk
Bank Loans	Loan Interests Risk
Collateralized Loan Obligations	Collateralized Loan Obligations (“CLO”) Risk
ETFs	Other Investment Companies: • Exchange-Traded Funds (“ETFs”) Risk • Government Money Market Funds Risk
Closed-End Funds	Other Investment Companies Risk
Financial Services Firms	Sector Risk • Financials Sector Risk
Underlying Funds	Other Investment Companies Risk
Volatility	Recent Market Events Risk
Portfolio Turnover	No corresponding risk
Rating Agencies	No corresponding risk
Defensive Investments	No corresponding risk
Redemptions	Redemption Risk
Cybersecurity Risk	Cybersecurity and Operational Risk
Conflicts of Interest	No corresponding risk
No corresponding risk	Asset-Backed Securities Risk
No corresponding risk	Callable Securities Risk
No corresponding risk	Contingent Convertible Securities (“CoCos”) Risk
No corresponding risk	Convertible Securities Risk
No corresponding risk	Counterparty Risk
No corresponding risk	“Covenant-Lite” Obligations Risk
No corresponding risk	Debentures Risk
21

No corresponding risk	Derivatives Risk • Foreign Currency Forward Contracts Risk • Forward Contracts Risk • Future Contracts Risk • Options Risk • Structured Notes Risk • Swap Agreements Risk • Warrants Risk
No corresponding risk	Environmental, Social, and/or Governance Investing Risk
No corresponding risk	Hedging Risk
No corresponding risk	Inflation Index-Linked Securities Risk
No corresponding risk	Leverage Risk
No corresponding risk	Market Direction Risk
No corresponding risk	Market Timing Risk
No corresponding risk

Mortgage-Backed and Mortgage-Related Securities Risk

•     Collateralized Mortgage Obligations

•     Commercial Mortgage-Backed Securities

•     Mortgage Pass-Through Securities Riks

•     Residential Mortgage-Backed Securities

No corresponding risk	Reliance on Corporate Management and Financial Reporting Risk
No corresponding risk	Secured, Partially Secured and Unsecured Obligation Risk
No corresponding risk	Segregated Assets Risk
No corresponding risk	Short Position Risk
No corresponding risk	Sovereign and Quasi-Sovereign Debt Risk
No corresponding risk	Supranational Risk
No corresponding risk	Trust Preferred Securities Risk
No corresponding risk	Unrated Securities Risk
No corresponding risk	U.S. Government Securities and Government-Sponsored Enterprises Risk
No corresponding risk	U.S. Treasury Obligations Risk
No corresponding risk	Variable and Floating Rate Securities Risk
No corresponding risk	Zero Coupon Securities Risk • STRIPS Risk

The Acquiring Fund is subject to the principal risks described below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the

22

risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.

Allocation Risk

This is the risk that allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations, or below the securities markets generally, over short and extended periods. The Fund may be negatively impacted if market correlations change abruptly or unexpectedly. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.

Asset Selection Risk

Assets selected for the Fund may not perform to expectations. Judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Asset-Backed Securities Risk

Investments in asset-backed securities are influenced by the factors affecting the assets underlying the securities, including the broader market sector and individual markets. Investments in asset-backed securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities may be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. Asset-backed securities are also subject to the risk of a default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of asset-backed securities may not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their loans. A decreased rate of prepayments may lengthen the expected maturity and duration of asset-backed securities, which, in turn, can make these securities more sensitive to changes in interest rates. Therefore, the prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates also may

23

increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses.

The Fund’s investments in asset-backed securities are subject to risks associated with the nature of the assets and the servicing of those assets. Certain asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. If a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities, and the Fund may suffer losses as a result. As such, a decline in the credit quality of and defaults by the issuers of asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. There may be a limited secondary market for certain asset-backed securities, which may make it difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Callable Securities Risk

The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, the proceeds received by the Fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and the Fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, the Fund’s income could be reduced as a result of a call and this may reduce the amount of the Fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Collateralized Loan Obligations (“CLOs”) Risk

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the   Fund invests.    The   Fund typically will invest in CLOs collateralized by bank loans. Therefore, the CLOs in which the Fund invests will be subject to loan interests risk. The Fund’s investments in CLOs and other similarly structured investments may expose the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk.  In addition to these risks, CLOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the possibility that CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund. CLOs can be difficult to value and may be highly leveraged (which could make them highly volatile).

24

In addition, CLOs normally are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized as illiquid securities and may have limited independent pricing transparency. The Fund’s interest in CLO securities may be less liquid than the loans held by the CLO itself; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. However, an active dealer market may exist for CLOs, allowing them to qualify for the Rule 144A “safe harbor” from the registration requirements of the Securities Act for transactions in such securities with qualified institutional buyers. The cash flows from a CLO are split into two or more portions, called tranches, each with a different yield and risk/return profile. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Contingent Convertible Securities (“CoCos”) Risk

The prices of contingent convertible securities (“CoCos”) may be significantly more volatile during times of market turmoil. Factors that may impact the value of CoCos include, but are not limited to: economic, financial, and political events that affect the issuer, its particular market, or financial markets as a whole; creditworthiness of the issuer; general market conditions and market liquidity; fluctuations in the issuer’s capital ratios; and the supply and demand for CoCos. CoCos have no stated maturity date, have discretionary interest payments and are usually subordinated debt instruments. Because CoCos are typically subordinated debt instruments, in the event the issuer liquidates, dissolves or winds up before a triggering event, the Fund’s claims will generally be junior to those holding more senior debt obligations. Interest payments on CoCos could be canceled by the issuer or a regulator in order to help the issuer absorb losses. In the event the issuer converts the CoCo to an equity security, it is not required to pay a dividend, and the Fund could experience a reduction in income or no income. The conversion of CoCos into equity securities would further subordinate the Fund’s investment because equity securities generally have the lowest priority in the capital structure of an issuer. If the CoCo alternatively undergoes a full or partial writedown of the principal, the Fund could lose some or all of its investment. The writedown of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic writedown could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value, or even a complete loss on investment with no chance of recovery even if the issuer remains in existence. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.

Convertible Securities Risk

The conversion value of a convertible security, including a convertible preferred security, is the market value that would be received if the convertible were converted to its underlying common stock. The value of a convertible security typically increases or decreases with the price of the

25

underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

Counterparty Risk

The  Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the  Fund. As a result, the  Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the  Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the  Fund may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of a clearing organization. This exposes the  Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from OTC derivative transactions.

The  Fund is also subject to the risk that an FCM would default on an obligation set forth in an agreement between the  Fund and the FCM. This risk exists at and from the time that the  Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization

26

becomes the  Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM, and lost, or its return delayed, due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the  Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the  Fund.

“Covenant-Lite” Obligations Risk

Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk

The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. There are varying degrees of credit risk, depending on the financial condition of an issuer, guarantor, or counterparty, as well as the terms of an obligation, which may be reflected in the credit rating of the issuer, guarantor, or counterparty. The strategies utilized by the  sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The  Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality, are not a guarantee of future credit performance of such securities, are not a guarantee of quality and do not protect against a decline in the value of a security. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events

27

that could affect the issuer’s ability to make timely payments on its obligations. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk

The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the  Fund’s exposure to foreign currencies may reduce the returns of the  Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the  Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.  Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, including the ability of shareholders to transact in  the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or financial data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, such as third-party distribution platforms, which could impact the ability of the Fund to conduct operations or of shareholders to transact the Fund’s shares. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid or mitigate risks that could lead to problems discussed above. While the Manager has established business continuity plans and risk

28

management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The  Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties, third-party fund distribution platforms,  or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Debentures Risk

In the event of a default or bankruptcy by the issuer, as unsecured creditors, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The Fund is subject to the risk that the value of a debenture will fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.  The Fund may invest in both corporate and government debentures.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or for exposure to a market as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. As a result,  the Fund could lose more than the amount it invests. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be illiquid and may be more volatile than other types of investments. The  Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

29

Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to  counterparty risk  and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Derivatives transactions requiring the  Fund to post collateral may expose  the Fund  to greater losses in the event of a default by a counterparty. Certain derivatives require  the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. The  Fund may buy or sell derivatives not traded on organized exchanges or enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened  counterparty, liquidity and valuation risks.  Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the sub-advisor may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the CFTC and the designated contract markets have established position limits for certain futures and options contracts, which may restrict the ability of the Fund, or the Manager or sub-advisor entering trades on the Fund’s behalf, to make certain trading decisions. Rule 18f-4 places limits on the use of derivatives by registered investment companies, such as the Fund. The fund that relies on Rule 18f-4 is required to comply with limits on the amount of leverage-related risk that the fund may obtain, and may also be required to adopt and implement a derivatives risk management program and designate a derivatives risk manager or adopt policies and procedures designed to manage the fund’s derivatives risks.

Ongoing changes to the regulation of derivatives markets and changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. Recent rule changes provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks. The Fund

30

may be subject to the risks associated with investments in derivatives, including but not limited to the following:

•	Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract where the parties agree to pay a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions, including NDFs, and forward currency contracts include risks associated with fluctuations in currency, and other risks inherent in trading derivatives. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may at times be an imperfect correlation between the price of a forward contract and the underlying currency, which may increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. There can be no assurance that any strategy used will succeed.
•	Forward Contracts Risk. Forward contracts, including NDFs, are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the price of a forward contract and the underlying security, index or currency, which may increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The use of forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying the forward contract. In addition, foreign currency forward contracts include risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.
•	Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as liquidity risk and counterparty risk, that it would not be subject to if it invested directly in the instruments underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments
31

or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of  the  Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the  Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the  Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. The Fund may invest in the following types of futures contracts:

•	Government Bond Futures Contracts Risk. Government bond futures contracts, such as treasury futures contracts, expose the Fund to price fluctuations resulting from changes in interest rates. Government bond futures contracts, such as treasury futures contracts, expose the Fund to potential losses if interest rates do not move as expected.
•	Index Futures Contracts Risk. Futures contracts on indices expose the Fund to volatility in the underlying index.
•	Interest Rate Futures Contracts Risk. Interest rate futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract.
•	Options Risk. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The Fund may use non-deliverable options (“NDOs”) to assist in reducing the foreign exchange risk in particular situations where physical delivery of the underlying currencies is not required or not possible. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options. The movements experienced by the Fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objectives. Options on currencies expose the Fund to the risks associated with investments in currencies.

In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option.

In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium

32

and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option.

•	Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Structured notes can have risks of both fixed-income securities and derivatives transactions. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk, and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.
•	Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk. The value of swaps may be affected by changes in overall market movements and changes in interest rates and currency exchange rates. Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. A highly liquid secondary market may not exist for certain swaps, and there can be no assurance that one will develop. The use of an organized exchange or market for swap transactions may result in certain trading and valuation efficiencies for swaps, however, this may not always be the case. The absence of an organized exchange or market for swaps transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. Swaps that are traded over-the-counter also are not subject to standardized clearing requirements and the direct oversight of
33

self-regulatory organizations. Swaps may involve greater liquidity and counterparty risks, including settlement risk, as well as collateral risk (i.e., the risk that the swap will not be properly secured with sufficient collateral), legal risk (i.e., the risk that a swap will not be legally enforceable on all of its terms) and operational risk (i.e., the risk of processing and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions). The Fund may invest in the following types of swaps, which may be subject to the risks discussed above, as well as the additional risks as described below:
•	Credit Default Swaps Risk. Credit default swaps may also be subject to credit risk and the risks associated with the purchase and sale of credit protection.
•	Currency Swaps Risk. Currency swaps may also be subject to currency, counterparty and liquidity (i.e., the inability to enter into a closing transaction) risks.
•	Interest Rate Swaps Risk. Interest rate swaps may also be subject to interest rate and market risks. An interest rate swap transaction could result in losses if the underlying asset or reference rate does not perform as anticipated. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
•	Total Return Swaps Risk. Total return swaps may be subject to market risk and, if the underlying securities are bonds or other debt obligations, interest rate risk.
•	Warrants Risk, including Sovereign Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Detached warrants may be traded on a stock exchange; however, non-detached warrants can only be exercised by the bondholder. The Fund may invest in warrants that represent the right to receive payments if an identified revenue, commodity price or economic measure within a country, including a developing market country, such as the price or volume of domestically produced oil or the growth of the country’s gross domestic product, equals or exceeds a specified level. Such warrants may result from the restructuring of a sovereign debt obligation and may be more speculative than certain other types of sovereign investments because they are priced based on market expectations as to the likelihood and amount of such payments and because investors will receive no payments for any period in which the specified level is not reached. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.
34

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, which can impede the sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. These matters have the potential to impact the Fund’s investment objectives and performance.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social and/or governance (“ESG”) considerations by the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The use of ESG investment considerations may also affect the Fund’s exposure to certain investments, sectors or industries, which may impact the Fund’s relative investment performance depending on the performance of those issuers, sectors or industries. The  Fund may choose not to, or may not be able to, take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance.   The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the sub-advisor has established its own ESG integration process in accordance with the Fund’s investment strategies, successful integration of ESG factors

35

will depend on the sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The  sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing an ESG analysis and considering ESG risks. Because there are few generally accepted standards to use in such considerations, the information may not be readily available, complete or accurate, and may differ from the information and considerations used for other funds, which could negatively impact the Fund’s performance or create additional risk in the portfolio. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk

Equity securities represent ownership interests in companies and  are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

•	Real Estate Investment Trusts (“REITs”) Risk. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; risks related to general and local economic conditions; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; changes in tax and regulatory requirements; losses due to environmental liabilities; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Equity, mortgage and hybrid REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers. Any domestic REIT could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Code, or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to indirectly paying Fund expenses. The value of REIT common stock may decline when interest rates rise. REITs tend to be small- to mid-capitalization securities and, as such, are subject to the risks of investing in small- to mid-capitalization securities.
36

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with  U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility; (6) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency, and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. and investors may encounter difficulties in enforcing contractual obligations. Additionally, in certain markets, the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes or the imposition of economic and other sanctions by the U.S. or another country against a particular country, as well as competition from subsidized foreign competitors with lower production costs.

There may be restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by  non-U.S. issuers held by the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries may require advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Geographic Concentration Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political,

37

business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the  Fund’s performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

•	European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, interest rates in European countries, monetary exchange rates between European countries, and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”) and many are also members of the Economic and Monetary Union (“EMU” or “Eurozone”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. While certain EU countries continue to use their own currency, Eurozone countries use the Euro as their currency. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro and the currencies of other EU countries which are not in the Eurozone, the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states may have a significant adverse effect on the economies of other EU member states and their trading partners, including non-EU European countries. A breakup of the Eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries.

The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; the future of the Euro as a common currency; and war and military conflict, such as the Russian invasion of Ukraine. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures, interest rate rises and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. Many European nations are susceptible to economic risks associated with high levels of debt. Non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s  creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other European countries and their companies as well. In addition, issuers

38

have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain European countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.

The United Kingdom has withdrawn from the  EU, and one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. The national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the  U.S., the EU, UK and others are impossible to predict but have been and could continue to be significant and have a severe adverse impact on the region, including significant impacts on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing certain commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

•	United Kingdom Securities Risk. Exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds, including regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.

Increasing commodity prices and rising inflation levels caused or exacerbated by the war between Russia and Ukraine recently prompted the United Kingdom government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods. These effects may negatively impact broad segments of business and the population and have a significant and rapid negative impact on the performance of  the Fund’s investments. In September 2022, the unexpected announcement by the United Kingdom government to propose spending pledges and tax cuts as part of the mini-budget, caused government bond prices to fall sharply, sparking a liquidity and valuation crisis

39

among certain pension funds, and a fear that interest rates might rise at a faster rate than had been anticipated. The Bank of England subsequently launched an emergency intervention to stabilize the United Kingdom’s economy. The uncertainty also resulted in the British pound sterling falling to a historic low against the dollar, though there was some recovery shortly thereafter. The United Kingdom’s government subsequently reversed proposing some of the spending pledges and tax cuts; however, there continues to be considerable uncertainty surrounding these plans, which may continue to have a destabilizing effect on the United Kingdom economy.

Additionally, the transitional period following the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”) ended on December 31, 2020 and European Union law ceased to have effect in the United Kingdom except to the extent retained by the United Kingdom by unilateral act. The United Kingdom and the European Union then reached a trade agreement that was ratified by all applicable United Kingdom and European Union governmental bodies. The economic effects of Brexit, including certain negative impacts on the ability of the United Kingdom to trade seamlessly with the European Union, are becoming clearer but some political, regulatory and commercial uncertainty in relation to the longer term impacts nevertheless remains to be resolved. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the United Kingdom’s relationships with other countries, including the United States and the European Union, may negatively impact the value of investments held by the Fund. Although the sub-advisor may hedge Fund currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect Fund investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Hedging Risk

The  Fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that the  Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on the  sub-advisor’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the  Fund’s hedging strategies will depend on the  sub-advisor’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of the  sub-advisor’s judgments concerning the hedging positions to be acquired by the  Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to the  Fund. In addition, the  sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. The Fund may not, in general, attempt to hedge all market or other risks inherent in the  Fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the  Fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If the  Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate

40

to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce the  Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the  Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the  Fund not used the hedging instruments. When hedging is combined with leverage,  the Fund risks losses that are increased by the degree of leverage used.

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the  Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the  Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the  Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the  Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the  Fund may write off prior income accruals for that issuer, resulting in a reduction in the  Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers

41

of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted high-yield securities or unrated securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Inflation Index-Linked Securities Risk

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. There can be no assurance that an inflation index that is used will accurately measure the real rate of inflation. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. In periods of deflation, the Fund may have no income at all from such investments.   Deflation risk is the opposite of inflation risk, and is the risk that the prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted to reflect movements in the inflation-related index. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities. Any increase in the principal amount of an inflation index-linked security will be taxable as ordinary income, even though  the Fund will not receive the increased principal until maturity.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates.   For example, the value of the Fund’s fixed-income investments or derivatives typically will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline.  Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds or derivatives  held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments

42

when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.   Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The prices of fixed-income securities or derivatives  are also affected by their durations. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. Rising interest rates may cause the value of the Fund’s investments in investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond.  Alternatively, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. In addition, decreases in fixed-income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads, and less transparent pricing in certain fixed-income markets. Certain countries have experienced negative interest rates on some fixed-income instruments. Negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile.

The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Investment Risk

An investment in the  Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The  Fund should not be relied upon as a complete investment program. The share price of the  Fund fluctuates, which means that when you sell your shares of the  Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the  Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such

43

initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk

The Fund’s use of derivative instruments and selling securities short may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses.   The Fund may experience leverage risk in connection with taking short positions if it invests the proceeds of a short position, which amplifies changes in net asset value since it provides the Fund with greater exposure to the market than it otherwise would have achieved.

Liquidity Risk

The  Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment

44

opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on a  Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

In making investments in loans that are made by banks or other financial intermediaries to borrowers, the  Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the  Fund once it receives payment on the underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose the  Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and the  Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the  Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the  Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the  Fund to sell them at prices that are less than what the  Fund regards as their fair market value, which would cause a material decline in the  Fund’s NAV and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.   It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loan interests may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants

45

limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws, or may be depleted by the interests of more senior lenders. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral.   The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the  Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund.

Market Risk

A  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or

46

inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the  U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

47

•	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the  U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s investments may go down.

Although interest rates were unusually low in the  U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as Federal Reserve policy changes, could have an effect on this. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. It is difficult to predict the impact on various markets of significant interest rate changes or other significant policy changes. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce

48

liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of  the Fund and its investments or operations could be negatively impacted whether or not  the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes could limit  the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Fund to operate, or adversely impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to  the Fund.

Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of  the Fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  the Fund. As artificial intelligence is used more widely, the value of the Fund’s holdings may be impacted, which could impact the overall performance of  the Fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the

49

global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Market Direction Risk

Since the  Fund will typically hold both long and short positions, an investment in the  Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The  Fund’s results could suffer both when there is a general market advance and the  Fund holds significant “short” positions, and when there is a general market decline and the  Fund holds significant “long” positions. In recent years, markets have shown considerable volatility from day to day and even in intra-day trading.

Market Timing Risk

The Fund is subject to the risk of market timing activities by investors due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mortgage-Backed and Mortgage-Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the assets underlying the securities or the housing market in general. Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment and

50

extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and mortgage-related securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and mortgage-related securities do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and mortgage-related securities. Therefore, the prices of mortgage-backed and mortgage-related securities may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.   In addition, certain mortgage-backed and mortgage-related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

•	Collateralized Mortgage Obligation (“CMOs”) Risk. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, CMOs may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk, and may be highly sensitive to changes in interest rates. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. While CMO collateral is generally issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by any government guarantees. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest, and the Fund could experience delays in liquidating its position. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.
•	Commercial Mortgage-Backed Securities (“CMBS”) Risk. CMBS are subject to the risks generally associated with mortgage-backed securities and reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of borrowers to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes
51

in government rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages, particularly during periods of economic downturn. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. Furthermore, CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be less liquid and subject to greater volatility than government issues. CMBS are subject to a greater degree of prepayment and extension risk than many other forms of fixed-income securities and, therefore, CMBS may react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

•	Mortgage Pass-Through Securities Risk. Mortgage pass-through securities are sensitive to interest rate changes, and small movements in interest rates, both increases and decreases, may quickly and significantly affect the value of certain mortgage pass-through securities. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage pass-through securities in which the Fund may invest in are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so, which can cause the Fund to lose money or underperform. The risks of investing in mortgage pass-through securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk, as well as risks associated with the nature of the underlying mortgage assets and the servicing of those assets. These securities are subject to the risk of default on the underlying mortgages, and such risk is heightened during periods of economic downturn. Transactions in mortgage pass-through securities often occur through to-be-announced (“TBA”) transactions. If a TBA counterparty defaults or goes bankrupt the Fund may experience adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in a TBA transaction which can cause the Fund to lose money or underperform.
•	Residential Mortgage-Backed Securities (“RMBS”) Risk. RMBS are subject to the risks generally associated with mortgage-backed securities but are particularly susceptible to prepayment risks. RMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. The rate of delinquencies and defaults on RMBS and the amount of the resulting losses depend on a number of factors: many of the risks of investing in the real estate securing the underlying mortgage loans, including general economic conditions and local economic conditions in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the
52

mortgaged property, and the financial circumstances of the borrower. Generally, homeowners have the option to prepay their mortgages at any time without penalty. As such, homeowners frequently refinance high-rate mortgages when mortgage rates fall. This results in the prepayment of those mortgages, which deprives RMBS holders of higher yields. Conversely, when mortgage rates increase, prepayments from refinancing arrangements decline, extending the life of RMBS with lower yields. This relationship between interest rates and mortgage prepayments makes the price of RMBS more volatile than most other types of fixed income securities with comparable credit risks. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, that portfolio may be more susceptible to the specific geographic risks relating to such areas. Violation of laws, public policies, and principles designed to protect consumers may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. In the event of foreclosure on residential real property underlying a mortgage-backed security, the net proceeds obtained by the holders of the RMBS following the foreclosure may be less than the total amount than would have otherwise been received. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Therefore, delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards.

Other Investment Companies Risk

To the extent that the  Fund invests in shares of other registered investment companies, the  Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the  Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The  Fund must rely on the investment company in which it invests to achieve its investment objectives. If the investment company fails to achieve its investment  objectives, the value of  the  Fund’s investment may decline, adversely affecting the  Fund’s performance. To the extent the  Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the  Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.   The  Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

•	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not
53

precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

•	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk

Preferred stocks, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity, which can have a negative effect on their prices when interest rates decline. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Therefore, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Prepayment and Extension Risk

Prepayment and extension risk is the risk that a bond or other fixed-income security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be prepaid as expected. When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal or otherwise call, convert or redeem the security prior to the security’s expected maturity date. If this occurs, no additional interest will be paid on the investment, and the Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. Any of these may result in a reduced yield to the Fund. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s

54

price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances.

Conversely, extension risk is the risk that, as a result of higher interest rates or other factors, borrowers decrease prepayments. This may result in the extension of a security’s effective maturity, increase the risk of default or delayed payment, heighten interest rate risk and increase the potential for a decline in an investment’s price. A rise in interest rates or lack of refinancing opportunities can cause the fund’s average maturity to lengthen unexpectedly. This would increase the fund’s sensitivity to rising rates and its potential for price declines. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund’s performance.

Redemption Risk

The  Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or a depressed value. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities may also be reduced. These factors, along with an inability to find a ready buyer, or legal restrictions on a security’s resale, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Redemption risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Reliance on Corporate Management and Financial Reporting  Risk

The   sub-advisor may select investments for the Fund on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor has no ability to independently verify such information and data and is therefore dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Information and data provided regarding a particular issuer may not necessarily contain information that the sub-advisor normally considers when evaluating the investment prospects of

55

a company. Investors, such as the Fund, can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase and the Fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could ﬂuctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react the same way to economic, political or regulatory events. The Fund’s performance could also be adversely affected if the sectors do not perform as expected. The lack of exposure to one or more industries within a sector may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

•	Financials Sector Risk. Companies in the Financials sector are subject to extensive governmental regulation and intervention, which may result in financial penalties and limits on the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain, and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the Financials sector, including effects not intended by such regulation. The impact of recent or
56

future regulation, including more stringent capital requirements, cannot be predicted. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly. In addition, fiscal, regulatory and monetary policies, economic conditions, interest rate changes, loan losses, credit rating downgrades, and decreased liquidity in the credit markets may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Companies in the Financials sector are exposed directly to the credit risk of their borrowers and counterparties, who may be leveraged to an unknown degree, including through swaps and other derivatives products. In addition, financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Secured, Partially Secured and Unsecured Obligation Risk

Debt obligations may be secured, partially secured or unsecured. Debt obligations that are secured with specific collateral of the borrower provide the holder with a claim on that collateral in the event that the borrower does not pay scheduled interest or principal that is senior to that held by any unsecured creditors, subordinated debt holders and stockholders of the borrower. Obligations that are fully secured offer the Fund more protection than a partially secured or unsecured obligation in the event of such non-payment of scheduled interest or principal.

Interests in secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, the collateral securing the obligation may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest.

If an obligation in which the Fund invests, such as a secured loan, is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and as a creditor would likely bear its pro rata costs and

57

liabilities associated with owning and holding or disposing of the collateral. The collateral may be difficult to sell, and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Some obligations in which the Fund may invest are only partially-secured or are unsecured. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral, and will be effectively subordinated to a borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid. There is a possibility that originators will not be able to sell participations in unsecured bank loans. Because loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, through which the Fund would become a part lender, difficulty on the part of originators in selling participations could limit the number of parties participating and create greater credit risk exposure for the holders of such loans.

Securities Selection Risk

Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated.  The value of a security can be more or less volatile than the market as a whole, and the Fund’s strategy may fail to produce the intended results.  It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected for the  Fund. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, the  Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities generally cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the  Fund’s assets may, in some circumstances, limit the  Fund’s ability to take advantage of investment opportunities or meet redemption requests. In addition, the need to segregate cash or other liquid securities could limit the  Fund’s ability to pursue other opportunities as they arise.

Short Position Risk

The  Fund’s short positions are speculative transactions and are subject to special risks. A short sale is effected by selling a security that the  Fund does not own, or selling a security that the  Fund owns but that it does not deliver upon consummation of the sale. In order to make delivery to the buyer of a security sold short, the  Fund must borrow the security. In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The  Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security.

58

Unless the  Fund then owns or has the right to obtain, without payment, securities identical to those sold short, this obligation must be collateralized by a deposit of cash or marketable securities with the lender. Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out. The Fund may enter into a short position through  a forward commitment, a futures contract, an option, or a swap agreement. If the price of the security or derivative has increased during the time the Fund holds the short position, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, and that the Fund may lose more money than the actual cost of the investment. The Fund’s losses are potentially unlimited in a short position, particularly in cases where the Fund is unable to close out its short position, because the price appreciation of the security that the Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by the Fund. Volatility in the market for equity securities, which has been dramatically increased recently for certain stocks, can meaningfully increase the risk of loss associated with short sales. Furthermore, the Fund may be forced to close out a short position prematurely if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. Short positions also include greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund may invest the proceeds of a short sale, and therefore, be subject to the effect of leverage, in that short selling amplifies changes in the Fund’s NAV since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns. If such instruments are traded over-the-counter, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to the Fund.

Sovereign and Quasi-Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the  Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request to receive further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks

59

and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk

Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section entitled “Currency Risk.”

Trust Preferred Securities Risk

Trust preferred securities are subject to market risk, interest rate risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities prices fluctuate for several reasons, including changes in the financial condition of an issuer, investors’ perception of the financial condition of an issuer, or the general economic condition of the market for trust preferred securities. In addition, trust preferred securities may be thinly traded and the  Fund may not be able to dispose of them at a favorable price. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the  Fund, to sell their holdings.

Unrated Securities Risk

Because the  Fund may purchase securities that are not rated by any rating organization, the  sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the  sub-advisor may not accurately evaluate the security’s comparative credit rating. To the extent that the  Fund invests in unrated securities, the  Fund’s success in achieving its investment objectives  may depend more heavily on the  sub-advisor’s credit analysis than if the  Fund invested exclusively in rated securities. Less public information is typically available about unrated securities or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the  Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

60

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate with changes in interest rates and the credit rating of the U.S. government. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises, such as Fannie Mae, Freddie Mac, FHLB, FFCB and GNMA, are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the FHLB or the FFCB; (iii) supported by the discretionary authority of the U.S. government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. government. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. The maximum potential liabilities of the issuers of some securities issued by the U.S. government or government-sponsored enterprises that are held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury, and it is possible that these issuers may not have the funds to meet their payment obligations in the future.

U.S. Treasury Obligations Risk

Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the stated interest rate and face value at maturity, not its current market price and the market prices of such securities may fluctuate. The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the  U.S. government may cause the market value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, and threats not to increase the federal government’s debt limit, which may result in a potential default on the national debt, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly in recent years. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

61

Valuation Risk

This is the risk that a security may be valued at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules and applicable accounting protocols may require the  valuation of these investments using more subjective methods, such as fair-value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by others for the same investment. Investors who purchase or redeem Fund shares on days when the  Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the securities had not been fair valued or a different valuation methodology had been used. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the  Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on variable and floating rate securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate securities are subject to interest rate risk. Although the impact of interest rate changes on variable and floating rate investments is intended to be mitigated by the periodic interest rate reset of those securities, variable and floating rate securities may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. In addition, because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, but the Fund will participate in any declines in interest rates as well. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Zero Coupon Securities Risk

Zero coupon securities are debt securities that do not make periodic interest payments prior to maturity or a specified redemption date (or cash payment date). Unlike bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or

62

maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit qualities that make current distribution of interest in cash. While interest payments are not made on such securities, the Fund accrues income with respect to these securities for federal income tax and accounting purposes. To maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances in order to generate the cash to satisfy distributions of income accrued on zero coupon securities. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.

•	STRIPS Risk. The risks of STRIPS are similar to those of other U.S. government securities, although the market values of STRIPS may be more volatile than that of U.S. Treasuries with comparable maturities. Since STRIPS do not entitle the holder to any periodic coupon payments prior to maturity, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations with comparable maturities that make periodic coupon payments in cash.

Comparison of Investment Policies/Restrictions

If the proposed Reorganization occurs, shareholders of the Target Fund will become shareholders of the Acquiring Fund, and the Acquiring Fund’s fundamental and non-fundamental investment policies and restrictions will apply to their investment. A “fundamental” investment policy/restriction is one that may not be changed without a shareholder vote. The below tables also include certain non-fundamental investment policies/restrictions applicable to the Funds and is not necessarily comprehensive. More detailed information about the Acquiring Fund’s fundamental investment policies/restrictions is available in the Statement of Additional Information.

63

Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring Fund	Differences
Real estate and real estate related investments	May not purchase or sell real estate, or commodities or commodity contracts, except that the Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).	May not purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.	While both Funds are prohibited from purchasing or selling real estate, the Acquiring Fund also is prohibited from transacting in real estate limited partnership interests. However, the Target Fund is permitted to purchase and sell certain derivatives that are secured by real estate and companies that invest or deal in real estate, whereas the Acquiring Fund may dispose of real estate acquired as a result of ownership of securities or other instruments and invest in securities secured by real estate or interests in real estate when consistent with the Fund’s other policies and limitations.
Commodities	May not purchase or sell real estate, or commodities or commodity contracts, except that the Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).	May not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).	The Target Fund’s policy prohibits the purchase or sale of commodities or commodity contracts. The Acquiring Fund’s policy permits the Fund to own commodities acquired as a result of the ownership of securities or other instruments. Both Funds exclude certain financial instruments from this prohibition.
64

Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring Fund	Differences
Underwriting	May not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.	May not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.	No material differences.
Lending	May not make loans to others, except (a) through the purchase of debt securities in accordance with its investment goals and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.	May not lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective(s), policies and limitations, or (iv) by engaging in repurchase agreements.	No material differences.
Senior security issuance	May not issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.	May not issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	No material differences.
65

Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring Fund	Differences
Borrowing	May not (a) Borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings described in (a).	May not borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The Target Fund may not mortgage, pledge or hypothecate assets, other than in connection with permissible borrowings.

The Acquiring Fund’s policy lists permissible exceptions, including borrowing as a temporary measure, by entering into repurchase agreements and lending portfolio securities as collateral. The Acquiring Fund’s policy also lists the derivative instruments that will not constitute borrowings for purposes of this limitation.

Concentration	May not invest more than 25% of its net assets in the securities of companies engaged in any particular industry or particular group of industries provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.	May not invest more than 25% of its total assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.	Both Funds exclude from this restriction obligations issued by the U.S. Government, its agencies or instrumentalities. The Target Fund also excludes repurchase agreements secured by such obligations and securities issued by other investment companies, whereas the Acquiring Fund also excludes tax-exempt securities issued by municipalities or their agencies and authorities.
66

Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring Fund	Differences
Purchasing Securities on Margin	May not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude the Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.	No comparable Fundamental Investment Policy. However, the Fund has adopted a Non-Fundamental Policy.	Prohibited by the Target Fund as a fundamental policy and the Acquiring Fund as a non-fundamental policy.
Control	May not invest in any issuer for purposes of exercising control or management.	No comparable policy.	Only the Target Fund has a control policy.
Diversification	May not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the securities of such issuer, except that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	May not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.	No material differences.
67

Non-Fundamental Investment Policies/Restrictions
Policy/Restriction	Target Fund	Acquiring Fund	Differences
80% Investment	May not make any change in the Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.	No comparable policy.	Only the Target Fund has an 80% policy.
Illiquid securities	May not invest, in the aggregate, more than 15% of its net assets in illiquid securities.	May not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	No material differences.
Investment in other investment companies	May not invest in securities of other investment companies except as permitted by the 1940 Act.	No comparable policy.	Only the Target Fund has this non-fundamental policy.
Purchasing Securities on Margin	No comparable non-fundamental investment policy.	May not purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.	Only the Acquiring Fund has this non-fundamental policy. However, this policy is similar to a fundamental policy of the Target Fund with respect to purchasing securities on margin.
68

Target Fund Interpretations of Fundamental and Non-Fundamental Investment Policies/Restrictions

The foregoing percentages (other than the limitation on borrowing and limitations on investments in illiquid securities) apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Up to one-third of the Target Fund’s total assets may be pledged to secure permitted borrowings by the Target Fund.

Non-Fundamental Investment Policies/Restrictions: Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

Acquiring Fund Interpretations of Fundamental and Non-Fundamental Investment Policies/Restrictions

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of the Acquiring Fund’s policy relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 331/3% of its total assets (including the market value of collateral received).

For purposes of the Acquiring Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Acquiring Fund obligations that have a priority over the Acquiring Fund’s shares with respect to the payment of dividends or the distribution of Acquiring Fund assets. The Investment Company Act prohibits the Acquiring Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Acquiring Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of  the Acquiring Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Acquiring Fund’s total assets). In the event that such asset coverage falls below this percentage, the Acquiring Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Acquiring Fund’s industry concentration policy set forth above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Acquiring Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities

69

issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Acquiring Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Acquiring Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Acquiring Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Policies/Restrictions: All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in the Acquiring Fund’s  SAI are not fundamental and may be changed by approval of the Acquiring Trust’s Board of Trustees.

Comparative Performance Information

Target Fund Performance Information

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Target Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. The Fund’s past performance does not necessarily indicate how the Target Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

Calendar year total returns for Class N Shares. Year Ended
12/31

Highest Quarterly Return:

14.57% 2nd Quarter 2020

Lowest Quarterly Return:

-17.74% 1st Quarter 2020

The year-to-date total return for the Target Fund’s Class N Shares as of June 30, 2026 was 2.22%.

This table shows the average annual total returns of the Class N shares of the Target Fund for the periods ended December 31, 2025. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

City National Rochdale Fixed Income Opportunities Fund – Average Annual Total Returns (As of December 31, 2025)

70

	1 Year	5 Years	10 Years
Class N
Return Before Taxes	8.07%	3.35%	4.27%
Returns After Taxes on Distributions	5.46%	0.59%	1.63%
Returns After Taxes on Distributions and Sale of Fund Shares	4.47%	1.32%	2.10%
Bloomberg Global Aggregate Bond Index (USD) (Reflects no deduction for fees, expenses or taxes)	8.17%	-2.15%	1.26%
Bloomberg Global Aggregate Corporate Total Return Index Hedged USD (Reflects no deduction for fees, expenses or taxes)	7.08%	0.64%	3.40%
Blended Index* – 40/35/25 hybrid of the following indices: - Bloomberg Multiverse Total Return Index Value Hedged USD - S&P Global Leveraged Loan Index - Bloomberg Emerging Markets High Yield Index (Reflects no deduction for fees, expenses or taxes)	8.59%	3.51%	4.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Acquiring Fund Performance Information

The bar chart and table below provide an indication of risk by showing changes in the Acquiring Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, as well as an additional index that reflects short-term inter-bank deposit rates, for the periods indicated. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Y Class Shares. Year Ended 12/31
Highest Quarterly Return: 9.74% 2nd Quarter 2020 01/01/2018 through 12/31/2025 Lowest Quarterly Return: (9.64)% 2nd Quarter 2022 01/01/2018 through 12/31/2025
71

The calendar year-to-date total return for the Acquiring Fund’s Y Class Shares as of as of June 30, 2026 was 1.92%.

Average Annual Total Returns for periods ended December 31, 2025

	Inception Date of Class	1 Year	5 Years	Since Inception
Y Class	04/03/2017	8.86%	3.34%	4.37%
Return Before Taxes		7.27%	3.22%	4.70%
Returns After Taxes on Distributions		5.30%	0.38%	2.30%
Returns After Taxes on Distributions and Sale of Fund Shares		4.27%	1.13%	2.52%

	1 Year	5 Year	Since Inception (04/03/2017)
Index (Reflects no deduction for fees, expenses or taxes)
Bloomberg Global-Aggregate Total Return Index Value Hedge USD	3.40%	0.48%	1.90%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	4.42%	3.26%	2.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Capitalization

The following table shows the capitalization of the Target Fund as of June 30, 2026, and the Acquiring Fund on a pro forma combined basis as of June 30, 2026, after giving effect to the proposed Reorganization. The table is for informational purposes only. The capitalization of the Target Fund is likely to be different on the Closing Date due to purchase and redemption activity in the Target Fund.

	Net Asset	Net Asset Value Per Share	Shares Outstanding
City National Rochdale Fixed Income Opportunities Fund – Class N Shares	$1,515,255,034	$19.60	77,322,531
American Beacon TwentyFour Strategic Income Fund – Y Class shares	$574,723,802	$8.86	64,867,246
72

Adjustments	-	-	-
Pro forma American Beacon TwentyFour Strategic Income Fund – Y Class shares (assuming the proposed Reorganization is approved)	$2,090,659,169	$14.69	142,273,027

After careful consideration, the Target Trust’s Board unanimously approved the Reorganization Plan with respect to the City National Rochdale Fixed Income Opportunities Fund. Accordingly, the Target Trust Board has submitted the Reorganization Plan for approval by the Target Fund’s shareholders. The Target Trust Board recommends that you vote “FOR” Proposal 1.

73

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization Plan

The terms and conditions under which the of the Reorganization would be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached to this Proxy Statement as Appendix A.

The Reorganization will involve the Target Fund transferring all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all the Target Fund’s liabilities (subject to certain exclusions set forth in the Reorganization Plan). On or as soon as is reasonably practicable after the Closing Date, the Target Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. The full and fractional Acquiring Fund shares each shareholder will have the same aggregate NAV, as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Target Fund shares the shareholder holds at that time (for the benefit thereof, as applicable), valued using the Acquiring Fund’s valuation policies and procedures. The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s current valuation policies and procedures are not expected to be material. After such distribution, the Target Trust will take all necessary steps under its Agreement and Declaration of Trust and Delaware and any other applicable law to effect a complete termination of the Target Fund.

The Reorganization may be terminated at any time at or before the closing of the Reorganization on the Closing Date by (1) either the Target Trust or the Acquiring Trust (a) in the event of the other Trust’s material breach of any representation, warranty, agreement or covenant contained in the Reorganization Plan to be performed at or before the Closing Date, (b) if a condition to a Trust’s obligations has not been met and it reasonably appears that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Reorganization has not occurred on or before the date and time set forth in the Reorganization Plan, or another date and time to which the Trusts agree; (2) by the Trusts’ mutual agreement; or (3) in the event that the Target Fund does not receive the requisite Shareholder approval of the Reorganization.

The consummation of the Reorganization also is subject to various conditions, including approval of the proposed Reorganization by the Target Fund’s shareholders, completion of all necessary filings with, and receipt of all necessary approvals from, the SEC, and delivery of legal opinions, including a legal opinion regarding the federal income tax consequences of the proposed Reorganization. Further, all of the conditions to the closing of the transactions with respect to the Target Fund contemplated by the Asset Purchase Agreement by and between RBC and American Beacon shall have been satisfied or waived and the closing of the transactions contemplated by the Asset Purchase Agreement with respect to the Target Fund shall occur simultaneously with the closing of the Reorganization on the Closing Date.   Subject to the satisfaction of all applicable conditions, including conditions specified in the Reorganization Plan as well as conditions to the Reorganization discussed above, the Reorganization will take place immediately after the close of business on the Closing  Date.

74

The Target Trust Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of either Trust (the “Independent Trustees”), has determined, with respect to the Target Fund and the Reorganization, that the interests of its existing shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Target Fund. Similarly, the Acquiring Trust Board, including its Independent Trustees, has determined, with respect to the Acquiring Fund, that the interests of its shareholders will not be diluted as a result of the proposed Reorganization and that participation in the proposed Reorganization is in the best interests of the Acquiring Fund.

American Beacon has agreed to bear 100% of all costs and expenses directly related to the proposed Reorganization, including: (1) the costs of preparing the Reorganization Plan; (2) the costs of preparing, filing, printing and mailing the Proxy Statement and related materials; (3) the costs of seeking approval of the Reorganization Plan from Target Fund shareholders (including all proxy solicitation costs); (4) legal expenses and trustees fees that are incurred solely as a result of the Reorganization; (5) the costs of preparing the related tax and legal opinions; and (6) termination penalties payable to terminated service providers of the Target Fund; provided that American Beacon will not pay termination penalties payable to terminated service providers of the Target Fund in excess of $425,000 in the aggregate. RBC will pay termination penalties payable to terminated service providers of the Target Fund in excess of $425,000.

The Target Fund and the Acquiring Fund will bear, as applicable, (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii) transfer or stamp duties, such as those typically imposed in certain  non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. In addition, any brokerage commissions, bid-ask spreads, transfer taxes or other transaction costs associated with portfolio transactions that may occur before the Reorganization to facilitate the transfer of assets or align the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategy will be borne by the Target Fund. Such costs are not currently expected to be material.

American Beacon does not anticipate any indirect costs of the Reorganization, but it is anticipated that such indirect costs, if any, will be paid by the Acquiring Fund. An example of an indirect cost of a reorganization is additional auditor’s fee resulting from testing of and review of disclosures in the annual report pertaining to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in the Fund’s disqualification as a  RIC or would prevent the Reorganization from qualifying as a non-taxable “reorganization” within the meaning of section 368(a)(1) of the Code.

Approval of the Reorganization Plan with respect to the Target Fund covered thereby will require a “majority vote” of its shareholders as that term is defined in the 1940 Act. Specifically, the approval of the Reorganization Plan will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Target Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If the Reorganization Plan is not approved with respect to the Target Fund by its shareholders or its Reorganization is not consummated for any other reason,

75

the Target Trust Board will consider other possible courses of action. Please see “Voting Information” below for more information.

In connection with the Reorganization, the Manager and, to the extent applicable,  RBC, have agreed to use all commercially reasonable efforts to ensure that the Reorganization complies with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) requires, among other things, that during the three-year period immediately following the Reorganization, at least 75% of the members of the Acquiring Trust Board must not be “interested persons” of American Beacon or RBC,  within the meaning of the 1940 Act. Section 15(f) also requires that no “unfair burden” be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto.

Description of the Securities to Be Issued

At the time of the Reorganization, Class N shareholders of the Target Fund will receive Y Class shares of the Acquiring Fund and automatically will become shareholders of the Acquiring Fund by receiving Y Class shares of the Acquiring Fund with the same aggregate value as the shares of the Target Fund that the shareholder held immediately prior to the Reorganization (determined in accordance with the Acquiring Fund’s valuation policies and procedures). The differences between the Acquiring Fund’s valuation policies and procedures and the Target Fund’s valuation policies and procedures are not expected to be material. The Servicing Class of the Target Fund has not commenced operations as of the date hereof and, therefore, will not participate in the Reorganization.

Shares will be held in book entry form only; paper certificates will not be issued. No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of the Target Fund pursuant to the Reorganization.

The Funds have different distribution and purchase procedures, exchange rights and redemption procedures.  The Target Fund does not have an initial or subsequent minimum investment amount or shareholder account balance requirements. For the Acquiring Fund, the   Y Class shares have a $100,000 minimum initial purchase and a $50 minimum subsequent investment requirement for purchases by ACH, check or exchange, and $0 for purchases by wire transfer, and a minimum $25,000 required account balance. If a shareholder’s account balance falls below $25,000, the shareholder may be asked to increase the balance. The minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase   Y  Class shares of the Acquiring Fund without meeting the respective prior minimum investment amounts. Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Board Considerations

In considering the proposed Reorganization, the Independent Trustees of the Board reviewed information provided by the Advisor, American Beacon and TwentyFour in response to information requests addressing, among other things, the nature and structure of the Reorganization, the anticipated impact on and benefits to shareholders, the investment strategies and risks of the Acquiring Fund, any changes in portfolio management as a result of the

76

Reorganization, and the tax impact of the Reorganization. The Board took into account the Advisor’s recommendation that the Reorganization was in the best interests of the Target Fund’s shareholders, based on the Advisor’s conclusion that the proposed adoption by American Beacon would provide the Target Fund’s shareholders with access to a large, well-resourced investment management platform with strong distribution capabilities and the potential for lower costs and economies of scale over time.

The Board reviewed the information provided and considered the Reorganization at meetings held on April 7, 2026, May 13–14, 2026 and August 16, 2026. At those meetings, the Board met with representatives of the Advisor to gain a better understanding of the proposed Reorganization and the anticipated plans to support and grow the Acquiring Fund, and at the April 7, 2026 meeting, the Board also met with representatives from American Beacon and TwentyFour for the same purpose. The Independent Trustees also met with the Target Fund’s Chief Compliance Officer and with their independent counsel in executive sessions at which no representatives of the Advisor, American Beacon, or TwentyFour were present.

After reviewing, evaluating and discussing the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, which is comprised solely of independent trustees, unanimously approved the Reorganization. The Board also unanimously determined that the participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. In its deliberations, the Board did not identify any particular factor or single piece of information that was controlling or determinative of its decision, but considered all of the factors together, and individual trustees may have attributed different weights to different factors.

In approving the proposed Reorganization, the Board, including the Independent Trustees (with the advice and assistance of independent counsel), considered, among other things:

•   that the Reorganization was recommended by the Advisor, the investment adviser to the Target Fund;

•   the terms and conditions of the Agreement and Plan of Reorganization;

•   that the Reorganization is expected to constitute a reorganization within the meaning of section 368(a) of the Code and that the Target Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Reorganization;

•   that the Acquiring Fund and Target Fund pursue similar investment objectives;

•   that, prior to the closing of the Reorganization, TwentyFour would be appointed as sub-adviser to the Target Fund to manage an orderly transition of the Target Fund’s portfolio toward the Acquiring Fund’s strategy, and that TwentyFour would continue to serve as sub-adviser to the Acquiring Fund following the Reorganization, providing continuity of investment management;

•   that the total annual net operating expenses of the Acquiring Fund’s Y Class shares, after applicable fee waivers and expense reimbursements, are expected to be lower than those of the Target Fund’s Class N shares;

77

•   that American Beacon has agreed to enter into a contractual expense limitation agreement with the Acquiring Fund for at least three years following the closing of the Reorganization, capping the Acquiring Fund’s Y Class total annual net operating expenses at 0.80%;

•   the distribution capabilities of American Beacon, the prospects for future growth of the Acquiring Fund, and the potential for shareholders of the Target Fund to benefit from economies of scale as the Acquiring Fund’s asset base grows;

•   that the Target Fund’s Chief Compliance Officer assessed the compliance programs of American Beacon and TwentyFour as adequate following due diligence;

•   that neither the Target Fund nor the Acquiring Fund will bear the direct costs of the Reorganization and that American Beacon, not the Target Fund or the Acquiring Fund, will bear the direct costs associated with the Reorganization, including proxy solicitation and preparation expenses, except that (i) termination fees payable to the Target Fund’s service providers up to $425,000 will be paid by American Beacon and in excess of $425,000 will be paid by RBC and (ii) the Target Fund will bear any portfolio-related expenses, such as transaction costs;

•   the conflicts of interest arising from the commercial arrangements between the Advisor and American Beacon in connection with the Reorganization, including the Asset Purchase Agreement under which the Advisor will receive a cash payment at closing and contingent annual payments over three years, and the steps to be taken by the Advisor to disclose and mitigate those conflicts; and

•   that the Reorganization will be submitted to Target Fund shareholders for their approval, and that shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their shares prior to the closing of the Reorganization.

Federal Income Tax Consequences of the Reorganization

The Target Trust believes that the Target Fund has qualified for treatment as a regulated investment company under Part I of Subchapter   M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Target Trust believes the Target Fund has not itself been subject to any federal income tax on its taxable income and net gains that it distributed to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a non-taxable “reorganization” under section 368(a) of the Code. As a condition to the Closing, the Target Trust and the Acquiring Trust will receive an opinion of the Acquiring Trust’s counsel substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Target Trust and the Acquiring Trust) being true and complete at the time of the Closing and the Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes:

78

•	The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities or on the distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund;
•	A shareholder will recognize no gain or loss on the exchange of all of its Target Fund shares solely for shares of the Acquiring Fund pursuant to the Reorganization;
•	A shareholder’s aggregate tax basis in the Acquiring Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;
•	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund’s liabilities; and
•	The Acquiring Fund’s basis in each transferred asset will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Fund or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of the taxable year or on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but does not qualify as a non-taxable “reorganization” under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Significant holders of shares of the Target Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Target Fund or that own Target Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their  U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

While the Reorganization is expected to be a non-taxable reorganization for federal income tax purposes,  Target Fund shareholders will recognize income and gains for federal income tax

79

purposes (except in the case of tax-advantaged shareholders, such as 401(k) plans or individual retirement accounts) in the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization.

U.S. federal income tax law generally permits a regulated investment company to carry its net capital losses forward indefinitely to offset its capital gains recognized in future years. As of March 31, 2026, the Target Fund had $157,006,066 in short-term capital loss carryforwards and $664,398,857 in long-term capital loss carryforwards. As of June 30, 2026, Acquiring Fund had $12,946,255 in short-term capital loss carryforwards and $30,299,222 in long-term capital loss carryforwards. On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a variety of limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Target Fund and the Acquiring Fund following the Closing Date. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards, if any, of the Target Fund from the Target Fund’s short taxable year ending on the Closing Date, subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Target Fund, including capital loss carryforwards from the Target Fund’s short taxable year ending on the Closing Date. Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Target Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Target Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Target Fund’s carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use any capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the NAV of the Acquiring

80

Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.

If the Acquiring Fund or the Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. Under these rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization had not occurred.

The Funds’ capital loss carryforwards and realized and unrealized gains and losses, and the applicability of the limitations described above, may change significantly between now and the Closing Date. The ability of any fund to use capital losses to offset gains (even in the absence of a reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares for federal income tax purposes. Any basis determination method you elected with respect to Target Fund shares you acquired will continue to be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”). If you want to use any acceptable method for basis determination other than the average basis method, which will be the Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic). Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption. The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares. As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

Form of Organization and Rights of Shareholders of the Fund

The rights of shareholders of the Acquiring Fund are substantially similar to the rights of shareholders of the Target Fund. The Target Trust is organized as a Delaware statutory trust,

81

whereas the Acquiring Trust is organized as a Massachusetts business trust. Each Trust’s operations are governed by its Declaration of Trust and By-laws and applicable Delaware or Massachusetts law. The operations of the each are also subject to the provisions of the 1940 Act and the rules and regulations thereunder. The chart below describes some of the differences between your rights as the Target Fund shareholder and your rights as an Acquiring Fund shareholder.

Category	Target Fund	Acquiring Fund
Par Value	Each share may be issued with or without par value, as the Trustees determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001).	Each share may be issued with or without par value, as the Trustees have determined.
Preemptive Rights	None, except as the Trustees in their sole discretion shall authorize.	None.
Preference	No shares shall have any priority or preference over any other share of the same series and class with respect to dividends or distributions upon termination of the Trust or such series or class.	Shares shall represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.
Appraisal/Accounting Rights	None.	None.
Conversion Rights	None (not including share conversion rights set forth in the Target Fund’s offering documents).	None.
Exchange Rights (not including the right to exchange among Funds or classes of the Fund)	None.	None.
Shareholder Rights	No rights to title in Target Trust property, to call for any partition, division or accounting, treatment as a partner, or rights, privileges, claims or remedies under contracts entered into by the Target Trust, except as may be expressly provided in such contract or agreement.	No rights to title in Acquiring Trust property, to call for any partition, division or accounting, treatment as a partner, or rights, privileges, claims or remedies under contracts entered into by the Acquiring Trust.
82

Category	Target Fund	Acquiring Fund
Personal Liability of Shareholders

Neither the Target Trust nor the Trustees, nor any officer, employee or agent of the Target Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided in the Target Trust’s Declaration of Trust, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to shareholders under applicable federal law shall not be deemed to be an assessment for the purposes of the Target Trust’s Declaration of Trust.

No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Target Trust or any series or class shall attach to any shareholder or former shareholder of the Target Trust, solely by reason of him or her being or having been a shareholder. In case any shareholder or former shareholder of the Target Trust shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or

No Shareholder of the Acquiring Trust or any series shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Acquiring Trust or by or on behalf of any series. None of the Acquiring Trust, the Trustees or any officer, employee or agent of the Acquiring Trust shall have any power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise.

Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal

83

Category	Target Fund	Acquiring Fund

former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Target Trust or, if the Target Trust has more than one series, the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Target Trust arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Target Trust assets. The Target Trust shall, upon request by the shareholder or former shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Target Trust and satisfy any judgment thereon.

representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust or applicable Series and satisfy any judgment thereon.

Annual Meetings	No annual meetings except as required by law.	No annual meetings unless required by law.
Shareholder Right to Call Meeting of Shareholders	None.	Shall be called upon request of shareholders owning at least 10% of Net Asset Value (in dollars) of the outstanding Shares entitled to vote.
Notice of Meetings	At least 7, but no more than 120, days before the meeting.	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting.
84

Category	Target Fund	Acquiring Fund
Record Date for Meetings	Trustees may, or authorize the officers to, fix a time which shall not be more than 120 days before the meeting.	Trustees may fix in advance a date not exceeding 120 days before the meeting.
Election of Trustees	The election of Trustees shall only require a plurality of the votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable federal law or any provision of Target Trust’s Declaration of Trust or By-Laws. There shall be no cumulative voting in the election of Trustees. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the Investment Company Act , or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 7 of Article IV of the Target Trust’s Declaration of Trust, or may be filled in any other manner permitted by the Investment Company Act.	A plurality of the votes cast in person or by proxy shall elect a Trustee. There shall be no cumulative voting. In case any vacancy of a Trustee position shall exist for any reason, including, an increase in the number of Trustees authorized, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, consistent with the limitations under the 1940 Act. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.
Vote Required for Adjournment of Meetings	Any meeting of Shareholders may, by action of the person presiding thereat and without the requirement of any actions of the Shareholders, be adjourned with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter	The chair of the meeting or a majority of the votes cast by shareholders present in person or by proxy.
85

Category	Target Fund	Acquiring Fund
Removal of Trustees by Shareholders	Any Trustee may be removed from office, with or without cause, only (i) by action of at least two-thirds (2/3) of the voting power of the outstanding shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective.	May be removed, with or without cause, by a vote of shareholders owning at least two-thirds (2/3) of the outstanding shares of the Acquiring Trust or at least two-thirds (2/3) of the number of Trustees prior to such removal.
Shareholder Derivative Lawsuits	No shareholder may bring a derivative or similar action or proceeding in the right of the Target Trust or any series to recover a judgment in its favor (a “derivative action”) unless: (i) each complaining shareholder was a shareholder of (A) the series on behalf of or in the right of which the action is proposed to be brought and (B) a class of the series affected by the action or failure to act complained of; (ii) each complaining shareholder was a shareholder of the affected series or class at the time the demand required by subparagraph (iii) below was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the Trustees requesting that the Trustees cause the Target Trust to file the action itself on behalf of the affected series or class (a “demand”), which (A) shall be executed by or on behalf of no less than three complaining shareholders, and (B) shall include at least the following: (1) a detailed description of the action or failure to act complained of,	A Shareholder or Shareholders may bring a derivative action on behalf of the Acquiring Trust only in accordance with the terms of Section 6 of Article XII of the Amended and Restated Declaration of Trust, in addition to any requirements applicable to shareholders of a Massachusetts business corporation that are not inconsistent with the terms of the Declaration of Trust or the By-Laws: (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed and irreparable nonmonetary injury to the Acquiring Trust or Series or Class that the plaintiff could not reasonably have prevented would otherwise result. For purposes of this Section 6(a) of this Article XII, a demand on the Trustees shall only be deemed not likely to succeed if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of
86

Category	Target Fund	Acquiring Fund
	the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought; (2) a statement to the effect that the complaining shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the affected series or class and an explanation of why; (3) a certification that the requirements of subparagraphs (i) and (ii) have been met; (4) a list of all other derivative or class actions in which any of the complaining shareholders is or was a named plaintiff; (5) a certification of the number of shares of the affected series or class owned beneficially or of record by each complaining shareholder and an undertaking that each complaining shareholder will be a shareholder of the affected series or class as of the commencement of and throughout the derivative action and will notify the Target Trust in writing of any sale, transfer or other disposition; and (6) an acknowledgment of the provisions of paragraphs (f), (g) and (i) of Section 8 of Article VII of the Target Trust’s Declaration of Trust; (iv) shareholders owning shares representing at least 10% of the voting power of the affected series or class	Trustees who are not “Independent Trustees” (defined for the purposes of this Section 6 as a trustee who is not an “Interested Person” as defined in the 1940 Act). Such demand shall be executed by or on behalf of no fewer than three complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or marriage) to any other complaining Shareholder executing such demand. Such demand shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought. (b) Unless a demand is not required under paragraph (a) of this Section 6, Shareholders eligible to bring such derivative action under any requirements applicable to shareholders of a Massachusetts business corporation that are not inconsistent with the terms of this Declaration of Trust or the By-Laws, who collectively hold Shares representing ten percent (10%) or more of the total combined Net Asset Value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action. (c) Unless a demand is
87

Category	Target Fund	Acquiring Fund
	must join in initiating the derivative action; and (v) a copy of the proposed derivative complaint must be served on the Target Trust. The Trustees may review and reject the demand after evaluation.	not required under paragraph (a) of this Section 6, the Trustees must be afforded a reasonable amount of time, which may be up to ninety (90) calendar days, to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees, or a committee designated or established by the Board of Trustees to consider the merits of the demand, shall be entitled to retain counsel or other advisors in considering the merits of the request. (d) For purposes of this Section 6, the Board of Trustees may designate a committee of two or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are Independent Trustees. Those Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. (e) If the demand has been properly made pursuant to this Section 6, and a majority of the Trustees, including a majority of the Independent Trustees, or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Acquiring Trust or the affected Series, as applicable, the demand shall be rejected, which decision shall be final and binding upon the
88

Category	Target Fund	Acquiring Fund
Shareholders and judicially unreviewable, and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the Trustees or committee thereof under applicable law. (f) No Shareholder may bring a direct action claiming injury as a Shareholder of the Acquiring Trust, or any Series or Class thereof, where the matters alleged (if true) would give rise to a claim by the Acquiring Trust or by the Acquiring Trust on behalf of a Series or Class, unless the Shareholder has suffered an injury distinct from that suffered by Shareholders of the Acquiring Trust, or the Series or Class, generally. A Shareholder bringing a direct claim must be a Shareholder of the Series or Class against which the direct action is brought at the time of the injury complained of, or have acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time. (g) Each Shareholder acknowledges and agrees that any alleged injury to Acquiring Trust property or assets belonging to a Series, as
89

Category	Target Fund	Acquiring Fund
the case may be, any diminution in the value of the Shareholder’s Shares, or any other claim arising out of or relating to an allegation regarding the actions, inaction, or omissions of or by the Trustees, the Acquiring Trust’s officers, or a service provider is a legal claim belonging only to the Acquiring Trust and not to the Shareholders individually. Accordingly, all Shareholders agree to bring any and all such claims pursuant only to the provisions of this Section 6.

Purchase and Sale of Acquiring Fund Shares

You may buy or sell shares of the Acquiring Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Acquiring Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Acquiring Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. American Beacon may, in its sole discretion, allow certain individuals to invest directly in the Acquiring Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares” in Appendix C. Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105-1307

90

	New account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None

Tax Information for Acquiring Fund

Dividends, capital gains distributions, and other distributions, if any, that you receive as a result of your investment in the Acquiring Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries for Acquiring Fund

If you purchase Y Class shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and the Acquiring Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Acquiring Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Comparison of Distribution and Purchase, Redemption and Exchange Procedures

SEI Investments Distribution Co. (“SEI Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the shares of the Target Fund. SEI Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Under a Distribution Agreement with the Target Trust, SEI Distributor acts as the Target Fund’s agent in connection with the offering of shares of the Target Fund.

SEI Distributor has entered into a Distribution Coordination Agreement with the Target Trust and CNR Securities LLC (“CNR Securities”), pursuant to which CNR Securities acts as Sub-Distribution Coordinator. CNR Securities is a FINRA registered broker-dealer and wholly owned subsidiary of City National Bank, an affiliate of RBC. CNR Securities’ principal place of business is 400 Park Avenue, New York, New York 10022. Under the Distribution Coordination

91

Agreement, the entirety of the fees received by SEI Distributor pursuant to the Distribution Plan is transmitted to CNR Securities. CNR Securities then reallows those fees to broker-dealers and service providers, including the Adviser and other affiliates, for payments for distribution services of the type identified in the Distribution Plan, and retains any undistributed balance of fees received from SEI Distributor.

Resolute Investment Distributors, Inc. (“RID”), located at 220 East Las   Colinas Blvd., Suite 1200, Irving, Texas 75039, the distributor and principal underwriter of the Acquiring Fund’s shares. RID is a registered broker-dealer and is a member of   FINRA. RID is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Acquiring Trust, RID acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Fund. RID continually distributes shares of the Acquiring Fund on a best efforts basis. RID has no obligation to sell any specific quantity of the Acquiring Fund’s shares.  RID retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The Target Fund has adopted a plan under Rule 12b-1 under the 1940 Act for Class  N shares that allows the Target Fund to make payments to the Target Fund’s distributor to compensate it for services provided and expenses incurred by it to promote the sale of the Class N shares, reduce redemptions of those shares, and maintain or improve services provided to shareholders of that class by financial intermediaries. Because these fees are paid out of the Target Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Class N shares of the Target Fund is 0.25%. The Y Class shares of the Acquiring Fund do not pay any Rule 12b-1 fees.

Purchase, Redemption and Exchange Procedures

Purchase Procedures. Class N shares of the Target Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by RBC, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class N shares of the Target Fund may be purchased, redeemed or exchanged through the Target Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum initial or subsequent purchase or minimum shareholder account balance requirements for the Class N shares of the Fund; however, shareholders must comply with any purchase and account balance minimums of an Authorized Institution. The Target Fund may require an Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Shareholders should contact their Authorized Institutions for more information.

The   Y Class shares of the Acquiring Fund are available to eligible investors who meet the minimum initial investment. Subject to eligibility, shareholders may invest in the Acquiring Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. The Manager may allow certain individuals to invest directly in the Acquiring Fund in its sole discretion. The minimum initial investment for Y

92

Class shares of the Acquiring Fund is $100,000. The minimum subsequent investment amount for the Acquiring Fund’s shares is $50 for purchases by ACH, check or exchange, and $0 for purchases by wire transfer for Y Class shares. The minimum investment requirements will be waived for all Target Fund shareholders in connection with the Reorganization, and Target Fund shareholders will be able to continue to purchase Y Class shares of the Acquiring Fund without meeting the minimum investment amounts.

Acquiring Fund shares may be purchased only in   U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Acquiring Fund is available for offer and sale in their jurisdiction. The Acquiring Fund reserves the right to refuse purchases if, in the judgment of the Acquiring Fund, the transaction would adversely affect the Acquiring Fund and its shareholders. The Acquiring Fund have the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares is accepted subject to collection at full face value in U.S. Fund and must be drawn in U.S. dollars on a U.S. bank. The Acquiring Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be cancelled and you could be liable for any losses or fees the Acquiring Fund or American Beacon has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld. Additional information for the Acquiring Fund is set forth in Appendix   C to this Proxy Statement.

Redemption Procedures. For direct shareholders, the Target Fund and Acquiring Fund, as applicable, may permit redemptions by mail, telephone, wire, or for the Acquiring Fund, in some cases, via the internet. For shares purchased through a broker-dealer or financial intermediary, shares may be redeemed through that financial intermediary. Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the Acquiring Fund is set forth in Appendix C to this Proxy Statement.

Exchange and Conversion Procedures. Target Fund shareholders may exchange Class  N shares of one Fund for Class N shares of another fund of the Target Trust by contacting your financial intermediary, or (for direct shareholders) in writing, or, if not declined on the initial account application, by calling the transfer agent at [(866) 209-1967]. Exchanges are subject to the eligibility requirements and the fees and expenses of the Target Fund shares. From time to time, the Target Fund may authorize the conversion of shares from one class to another share class.

Shares of the Acquiring Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C to this Proxy Statement for additional limitations that apply to purchases and redemptions of the Acquiring Fund shares. The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. American Beacon Fund shares may be acquired through exchange only in states in which they can be legally sold. The Acquiring Trust reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Frequent Trading and Market Timing” in

93

Appendix C to this Proxy Statement for information on the Acquiring Trust’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Acquiring Fund may be converted to shares of another class of the Acquiring Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of the Acquiring Fund to shares of a different share class of the Acquiring Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Acquiring Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Service Providers

The Manager

American Beacon Advisors Inc. (“American Beacon” or the “Manager”) serves as the Manager and administrator of the Acquiring Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Manager, on behalf of the Acquiring Fund, has filed a notice claiming the   CFTC Regulation 4.5 exclusion from registration as a commodity pool operator under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Acquiring Fund.

The Manager may allocate the assets of the Acquiring Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Acquiring Fund. The Manager:

•	develops overall investment strategies for the Acquiring Fund,
•	selects and changes sub-advisors,
•	allocates assets among sub-advisors,
•	monitors and evaluates the sub-advisor’s investment performance,
•	monitors the sub-advisor’s compliance with the Acquiring Fund’s investment objectives, policies and restrictions,
•	oversees the Acquiring Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and
94

•	directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

The Acquiring Fund’s assets are currently allocated by the Manager to one sub-advisor,  TwentyFour.   TwentyFour   has full discretion to purchase and sell securities for the Acquiring Fund assets allocated to it in accordance with the Acquiring Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Acquiring Fund.

In the future, the Manager may allocate an Acquiring Fund’s assets to a different sub-advisor, and/or to one or more additional sub-advisors. The Acquiring Fund operates in a manager of managers structure. The Acquiring Fund and the Manager have received an  exemptive order from the SEC that permits the Acquiring Fund, subject to certain conditions and approval by the Acquiring Trust Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Acquiring Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Acquiring Fund to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Acquiring Trust Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Acquiring Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Acquiring Fund from disclosing the advisory fees paid by the Acquiring Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Acquiring Fund may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Acquiring Trust Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Acquiring Fund are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

The Acquiring Fund’s management agreement with the Manager (the “Management Agreement”) provides for the Acquiring Fund to pay the Manager an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

Acquiring Fund

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%
95

For the fiscal year ended June 30, 2026, the Acquiring Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor of 0.58% of the Fund’s average daily net assets, net of any waivers and recoupments of management fees and sub-advisory fees.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Acquiring Fund, the lending Acquiring Fund would pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. The SEC has granted exemptive relief that permits the Acquiring Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Proxy Statement, the Acquiring Fund does not intend to engage in securities lending activities.

A discussion of the Acquiring Trust Board’s consideration and renewal of the Management Agreement between the Acquiring Trust, on behalf of the Acquiring Fund, and the Manager, and the Investment Advisory Agreement among the Manager, TwentyFour and the Acquiring Trust, on behalf of the Acquiring Fund, is available in the Acquiring Fund’s Annual Financial Statements as filed on Form  N-CSR with the SEC for the fiscal year ended June 30, 2026.

Contractual Expense Limitations

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Acquiring Fund’s Y Class shares to the extent that Total Annual Fund Operating Expenses exceed 0.80% of the Y Class shares’ average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) for three years following the Closing Date.

The contractual expense reimbursements and fee waivers can be changed or terminated only in the discretion and with the approval of a majority of the Acquiring Fund’s Board. The Manager will itself waive fees and/or reimburse expenses of the Acquiring Fund to maintain the contractual expense ratio caps for the Y Class shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Acquiring Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/ reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

96

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers who have joint and primary responsibility for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Acquiring Fund and their compensation.

TwentyFour Asset Management (US) LP (“TwentyFour”), 66 Hudson Boulevard 34th Floor, Suite 3401, New York, NY 10001, is an investment advisory firm formed in 2016 as a Delaware limited partnership. TwentyFour and its General Partner, TwentyFour Asset Management (US) Holdings LLC, are wholly owned subsidiaries of TwentyFour’s Limited Partner, TwentyFour Asset Management LLP (“TwentyFour AM”), which was formed in 2008 and is authorized and regulated in the UK by the Financial Conduct Authority and registered with the SEC. TwentyFour AM is, in turn, a wholly owned subsidiary of Vontobel Asset Management UK Holdings Ltd., which is a wholly owned subsidiary of Vontobel Holding AG. As of [ ], 2026, TwentyFour had assets under management of $[ ] billion.

Eoin Walsh is a Portfolio Manager and one of the founding partners of TwentyFour AM since 2008. He is on the firm’s Investment Committee, which sets the overall risk bias for the portfolios managed by the firm, and his main responsibility is managing the firm’s Multi-Sector Bond team. Since 1998, Mr. Walsh has developed an expertise in fixed income markets across a variety of roles including at Citigroup Alternative Investments where he managed over $75 billion of fixed income assets. Mr. Walsh graduated in Accounting & Economics from the University of Limerick.

Felipe Villarroel is a Portfolio Manager and a partner of TwentyFour AM. Mr. Villarroel joined TwentyFour AM in 2011 and is a member of the Investment Committee. Prior to joining TwentyFour AM, Mr. Villarroel worked as an Asset Allocation and Strategy Analyst at Celfin Capital in Chile, now part of the BTG Pactual Group. There, Mr. Villarroel took an active role in developing the team’s strategic view of the global macro economy and asset classes. Mr. Villarroel graduated from Pontificia Universidad Catolica de Chile with a Bachelor’s degree in Economics and Business Administration before obtaining a Master’s in Finance from the London Business School. Mr. Villarroel is also a CFA charterholder.

David Norris joined TwentyFour in September 2018. Based in the New York office, he serves as the Head of US Credit as well as one of the portfolio managers of the Multi-Sector Bond team. Mr. Norris became a partner in 2022. He is a credit specialist with over 30 years’ experience in fixed income markets gained across a variety of senior roles in asset management and investment banking in London, Frankfurt and New York. He has held leadership positions in high yield, credit derivatives, structured products and global credit trading at Credit Agricole, BNP Paribas, Greenwich Capital and UBS.

TwentyFour AM is considered a participating affiliate of TwentyFour pursuant to applicable regulatory guidance and Messrs. Walsh and Villarroel are considered to be “supervised persons” of TwentyFour, as the term is defined in the Advisers Act.

97

Other Service Providers

State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Acquiring Fund. State Street also serves as the Acquiring Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Acquiring Fund with certain financial reporting and tax services.

SS&C GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Acquiring Trust and provides these services to Acquiring Fund shareholders.

The Acquiring Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at   101 Seaport Blvd, Suite 500, Boston, Massachusetts 02210.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Acquiring Fund.

Payments to Financial Intermediaries

For certain share classes, the Acquiring Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type,   recordkeeping and shareholder communication services. For example, compensation may be paid to make Acquiring Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Acquiring Fund. To the extent that the Acquiring Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Acquiring Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Acquiring Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Acquiring Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Acquiring Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Acquiring Fund

98

shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Acquiring Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Acquiring Fund, or a certain class of shares of the Acquiring Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Acquiring Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Acquiring Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Proxy Statement.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Fund’s most recent shareholder reports, free of charge, write to   the Target Funds at: City National Rochdale Funds   c/o 400 Park Avenue, New York, New York, 10022. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

Additional Information

For additional information regarding the Acquiring Fund (and other funds in the Acquiring Trust), including: (1) the Acquiring Fund’s investments; (2) purchase, exchange and redemption information; (3) valuation of Acquiring Fund shares; (4) account and transaction policies; and (5) information regarding dividends, other distributions and taxes, please see  Appendix  C.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

Proxies are being solicited from the shareholders of the Target Fund by the Target Trust Board for the Special Meeting to be held as an in-person meeting at 400 Park Avenue, New York, New York 10022, on November 10, 2026 at [XX] pm, Eastern Time, and any adjournments or postponements thereof.

The Target Trust Board has fixed the close of business on September 18, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Each whole share (or fractional share) outstanding on the Record Date shall entitle the shareholder to the number of votes equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the Record Date. Class N shareholders of the Target Fund will vote as a single class on the Reorganization Plan.

99

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. Unless revoked, all valid proxies will be voted in accordance with the specification thereon. If your proxy card is properly executed and you give no voting instructions, your shares will be voted “FOR” approval of the Reorganization Plan. The total number of issued and outstanding Class N shares of the Target Fund, and the total dollar value of such shares, as of the Record Date is set forth below. Shareholders of the Acquiring Fund are not entitled to vote, and will not vote, on the Reorganization.

	Outstanding Shares	Dollar Value
City National Rochdale Fixed Income Opportunities Fund Class N Shares	[ ]	$[ ]

Approval of the Reorganization Plan requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (an “Investment Company Act Majority”) of the Target Fund entitled to vote on the Reorganization Plan. For this purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Target Fund means the lesser of: (a) the affirmative vote of 67% or more of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) the affirmative vote of more than 50% of the Target Fund’s outstanding shares. Shareholders of record who own five percent or more of the Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. The Target Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.

RBC Managed Account Holdings

Managed account clients of RBC hold a significant portion of the assets of the Target Fund. RBC has proxy voting authority for most of its managed account clients invested in the Fund. With respect to these managed account clients, RBC has delegated authority for voting Target Fund shares to Glass Lewis. As of the Record Date, RBC managed account clients for which RBC Rochdale has proxy voting authority represented [__%] of the Target Fund’s net assets.

As a result, Glass Lewis’s voting recommendation is expected to determine whether the Proposal is approved.

How to Vote

You may cast your vote by mail, via the internet, and by telephone as set forth below:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed

100

on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

Proxies

All proxy cards that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment or postponement thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the Reorganization Plan.

You may revoke a proxy once it is given. If you desire to revoke or withdraw a proxy, you must submit a written notice of revocation or withdrawal to  Mr. Frank Bonsignore, Secretary of the Target Trust, which must be delivered to the Target Trust prior to the exercise of the proxy. You may also revoke a proxy by delivering a duly executed proxy bearing a later date, or by attending and voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments

The presence in person or by proxy of shareholders of the Target Fund owning shares of the Target Fund representing thirty percent (30%) or more of the voting power of the Target Fund’s Class N shares will constitute a quorum for the transaction of any business at the Special  Meeting.

If a quorum is not present or represented at the Special Meeting, if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization Plan are not received, or if other matters arise requiring shareholder attention, the person presiding at the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies without the requirement of any actions of the Shareholders.

101

Abstentions and Broker “Non-Votes”

The Target Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Target Fund in “street name” will request voting instructions from their customers. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from beneficial owners or persons entitled to vote, a broker-dealer cannot vote on the Proposal in its discretion and any such shares represented by proxy at the Special Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the Proposal for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on the Proposal. Because broker-dealers (in the absence of specific authorization from their beneficial owners or persons entitled to vote) are not expected to have discretionary authority to vote shares owned beneficially by their customers on the Proposal, which is considered non-routine, there are unlikely to be any “broker non-votes.”

Solicitation of Proxies

The solicitation of proxies will be largely by mail, but also may include telephonic, Internet, or oral communication by representatives of RBC or its affiliates and officers and service providers of the Target Fund, who will not be paid for these services. RBC has retained Broadridge to aid in the printing and solicitation of proxies, at an anticipated cost of approximately $20,458. American Beacon has agreed to bear these costs.

Other Business and Next Meeting of Shareholders

No business other than the Proposal is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion. The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the City National Rochdale Funds c/o 400 Park Avenue, New York, New York, 10022. Submission of a proposal does not necessarily mean that the proposal will be included.

FINANCIAL HIGHLIGHTS

For the financial highlights tables of the Target Fund and the Acquiring Fund, see “Financial Highlights” in Appendix D.

For the Target Fund, the information for the fiscal years ended September 30, 2025, 2024 and 2023, has been derived from financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Financials and Other Information, which is available on the Target Fund’s website and as part of the Target Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025. The financial statements for the fiscal years ended September 30, 2022 and 2021 were audited by the Target Fund’s prior independent registered public accounting firm. For the Acquiring Fund, the information in the financial highlights for the fiscal years ended June 30, 2026, 2025, 2024, 2023 and 2022, has been derived from the Acquiring Fund’s financial statements audited by PricewaterhouseCoopers LLP, an

102

independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s annual Form N-CSR, which you may obtain upon request.

103

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [____________], 2026, by and among City National Rochdale Funds, a Delaware statutory trust (“Acquired Fund Trust”), on behalf of City National Rochdale Fixed Income Opportunities Fund,  a segregated portfolio of assets (“series”) thereof  (the “Acquired Fund”); American Beacon Funds, a Massachusetts business trust (“Acquiring Fund Trust”), on behalf of American Beacon TwentyFour Strategic Income Fund, a series thereof (the “Acquiring Fund”); and, solely for purposes of Section 3.7 and Section 7,  RBC Rochdale, LLC, the investment adviser for the Acquired Fund (“Acquired Fund Trust Adviser”), and, solely for purposes of Section 3.7 and Section 7, American Beacon Advisors, Inc., Acquiring Fund Trust’s investment adviser (“Acquiring Fund Trust Adviser”). (Each of the Acquired Fund and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Acquired Fund Trust and Acquiring Fund Trust is sometimes referred to herein as an “Investment Company.”)

Notwithstanding anything to the contrary contained herein, it is understood and agreed that  (1) all agreements, covenants, representations, warranties, actions, and obligations described herein (collectively, “Obligations”) of and by each Fund – and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf – shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company, or the assets thereof, be liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references herein are to the Code, unless otherwise noted), and each Investment Company intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve (1) the Acquired Fund transferring all of its Assets (as defined below) to the Acquiring Fund in exchange solely for Acquiring Fund Shares (as defined below) and the Acquiring Fund’s assumption of all of the Acquired Fund’s Liabilities (as defined below), (2) the Acquired Fund distributing the Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal income tax purposes), and (3) termination of the Acquired Fund (all the foregoing transactions involving the Acquired Fund and the Acquiring Fund being referred to herein collectively as the “Reorganization”), all on the terms and conditions set forth herein.

With respect to the Reorganization, each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance hereof on behalf of the Fund that is a series thereof (“its Fund”) by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of its Fund’s existing shareholders will not be diluted as a result of the Reorganization.

A-1

The Acquired Fund has  two classes of shares of beneficial interest, Servicing Class shares, none of which are issued and outstanding, and Class N shares (“Acquired Fund Class N Shares” and “Acquired Fund Shares”). The Acquiring Fund has multiple classes of shares of beneficial interest, including a class designated Y Class Shares (“Acquiring Fund Shares”); the Acquiring Fund’s other classes of shares (designated R5 Class shares, Investor Class shares, A Class Shares and C Class shares) will not be involved in the Reorganization and thus are not included in the term “Acquiring Fund Shares”.

The rights and obligations of Acquired Fund Class N Shares and Acquiring Fund  Shares are similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1  Subject to the requisite approval of the Acquired Fund’s shareholders and satisfaction of the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in Section 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall:

(a)  issue and deliver to Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the fourth decimal place) Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the Assets of the Acquired Fund at the Effective Time (as defined below) less the value of the Liabilities (as defined below) at the Effective Time; and

(b)  assume all of Acquired Fund’s liabilities described in Section  1.3 (“Liabilities”).

Those transactions described in this Section 1.1 shall take place at the Closing (as defined in Section 3.1).

1.2  The Assets shall consist of all assets, investments and property of every kind and nature – including, without limitation, all cash, cash equivalents, securities, commodities, warehouse receipts, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – Acquired Fund owns at the Effective Time, and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time.

1.3  The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties existing as of the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in Section 4.1(aa)) borne by Acquired Fund Trust Adviser and Acquiring Fund Trust Adviser, as applicable, pursuant to Section 7. Notwithstanding the foregoing, Acquired Fund shall endeavor to discharge all of its known liabilities, debts, obligations, and duties that are or will become due before the Effective Time, other than those incurred in the ordinary course of

A-2

business that are associated with Assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to Closing and Acquired Fund Trust shall maintain Directors & Officers (D&O) liability insurance covering the Acquired Fund Trust’s trustees and officers with respect to pre-Closing liabilities, which insurance coverage shall survive the Closing for a reasonable period. Any such liabilities incurred prior to Closing in the ordinary course of business that are associated with the assets of the Acquired Fund to be transferred to the Acquiring Fund not so discharged and existing at Closing shall be assumed by the Acquiring Fund.

1.4  If the dividends and/or other distributions made by Acquired Fund to its shareholders of record through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Acquired Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain -- and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively -- for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Acquired Fund will have no unpaid tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5  At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute all of the Acquiring Fund Shares it receives pursuant to Section 1.1(a) to its shareholders of record determined at that time (each, a  “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Acquired Fund for federal income tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by Acquiring Fund Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due to that Shareholder (i.e., the account for each Shareholder that holds Acquired Fund Class N Shares shall be credited with the number of full and fractional Acquiring Fund  Shares due to that Shareholder). The aggregate NAV of the Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Acquired Fund Shares shall simultaneously be canceled on Acquired Fund’s shareholder records. Acquiring Fund Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6  Any transfer taxes payable on the issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7  Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns (for periods ending on or before the Effective Time),

A-3

and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8  After the Effective Time, Acquired Fund shall not conduct any business except in connection with its termination and complete liquidation. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to Section 1.5, but in all events within six months after the Effective Time, Acquired Fund shall be terminated as a series of Acquired Fund Trust.

2.	VALUATION

2.1  For purposes of Section 1.1(a), the value of the Assets and the value of the Liabilities to be assumed by the Acquiring Fund will in each case be determined as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Acquired Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Acquiring Fund Trust’s then-current prospectus and statement of additional information, as amended from time to time (“Pro/SAI”) including Acquiring Fund and valuation procedures established by its Board (the “Valuation Procedures”).

2.2  For purposes of Section 1.1(a), the NAV per share of Acquiring Fund Shares to be delivered to the Acquired Fund shall be computed at the Valuation Time, using the Valuation Procedures.

2.3  All computations pursuant to Sections 2.1 and 2.2 shall be made (a) by or under the direction of Acquiring Fund Trust Adviser or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1  Unless the Investment Companies agree otherwise in writing, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00  p.m., Eastern Time) on or about December 11, 2026 (“Effective Time”). The Closing shall be held at Acquiring Fund Trust’s offices or at such other place as to which the Investment Companies agree. The Closing may also be held by facsimile, email or such other communication as the Investment Companies agree.

3.2  Acquired Fund Trust shall cause the custodian of Acquired Fund’s assets (“Old Custodian”) (a) to make Acquired Fund’s portfolio securities available to Acquiring Fund Trust (or to its custodian (“New Custodian”), if Acquiring Fund Trust so directs), for examination, no later than five business days preceding the Effective Time, it being understood that such holdings may change prior to the Effective Time, and (b) to transfer and deliver the Assets as of the Effective Time to the New Custodian for Acquiring Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Acquired Fund’s assets are deposited, in the case of Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. If Acquired Fund is unable to make such delivery at the

A-4

Effective Time in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Effective Time have not yet been delivered to Acquired Fund or its broker, then Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to such undelivered Assets if Acquired Fund has, by or at the Effective Time, delivered to Acquiring Fund or the New Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by Acquiring Fund or the New Custodian, such as brokers’ confirmation slips. Acquired Fund Trust shall also direct the Old Custodian to deliver at the Closing a certificate of an authorized officer (“Certificate”) (a) stating that pursuant to proper instructions provided to the Old Custodian by Acquired Fund Trust, the Old Custodian has delivered all of Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for Acquiring Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to Acquiring Fund Trust that such information, as reflected on Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian. The Acquiring Fund hereby agrees to keep any portfolio securities information provided prior to the Effective Time confidential and to share such information only with its service providers that (i) require such information in connection with the consummation of the transactions contemplated herein and (ii) are subject to a duty, contractual or otherwise, to keep such information confidential to the same or greater extent as Acquiring Fund’s agreement to keep such information confidential under this Section 3.2.

3.3  Acquired Fund Trust shall deliver, or shall direct its transfer agent to deliver, to Acquiring Fund Trust at the Closing a Certificate, certified by Acquired Fund Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable, listing (a) the Shareholders’ names and addresses, (b) the number of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Acquired Fund Trust with respect to each Shareholder, all as of the Effective Time. Acquiring Fund Trust shall direct its transfer agent to deliver to Acquired Fund Trust at or as soon as reasonably practicable after the Closing a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Acquired Fund Trust, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with Section 1.5 herein.

3.4  Acquired Fund Trust shall deliver to Acquiring Fund Trust and Acquiring Fund Trust Adviser, within five days before the Closing, it being understood that such holdings may change prior to the Effective Time, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Acquired Fund’s books at values provided by an authorized pricing vendor for Acquired Fund.

3.5  If requested by Acquiring Fund Trust, Acquired Fund Trust shall direct Acquired Fund Trust Adviser, and other applicable service providers to deliver at the Closing copies of all work papers and supporting statements related to financial statements and tax returns, including those related to  ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006), pertaining to Acquired Fund (collectively, “Work Papers”) for the Acquired Fund’s prior six fiscal

A-5

and taxable periods that ended on or before September 30, 2025, and, if relevant, for the period from September 30, 2025,  through the Effective Time.

3.6  At the Closing, each Investment Company shall deliver, on behalf of its Fund, to the other Investment Company, on behalf of its Fund, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate executed in its name by its President or another authorized officer in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made therein and herein are true and correct in all material respects at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.7  Each of the Acquiring Fund Trust Adviser and the Acquired Fund Trust Adviser will agree in writing to issue, and the substance of, any press releases or other public statements with respect to the Closing, this Agreement or the Reorganization.

4.	REPRESENTATIONS AND WARRANTIES

4.1  Acquired Fund Trust, on Acquired Fund’s behalf, represents and warrants to Acquiring Fund Trust, on Acquiring Fund’s behalf, as follows:

(a)  Acquired Fund Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust (as it may be amended from time to time) has been duly filed with the Secretary of State of Delaware (“State Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Acquired Fund is a duly established and designated series of Acquired Fund Trust;

(c)  Acquired Fund Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund Trust, with respect to Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  At the Effective Time, Acquired Fund Trust, on Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, Acquiring Fund Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”); except as previously disclosed in writing to Acquiring Fund;

A-6

(e)  Acquired Fund Trust, with respect to Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of its Amended and Restated Agreement and Declaration of Trust dated August 11, 2021 (“Acquired Fund Trust’s Declaration”), or Amended and Restated By-Laws dated August 11, 2021, Delaware law, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund Trust, on Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Fund Trust, on Acquired Fund’s behalf, is a party or by which it is bound;

(f)  At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Acquired Fund Trust, with respect to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and swap agreements), will terminate or (2) provision for discharge and/or Acquiring Fund’s assumption of any Liabilities of Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Acquired Fund Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)  No material litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently known to be pending or, to Acquired Fund Trust’s best knowledge, threatened against Acquired Fund Trust, with respect to Acquired Fund or any of its properties or assets attributable or allocable to Acquired Fund that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business; and Acquired Fund Trust, on Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such material litigation, proceeding, action, or investigation and is not known to be a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquired Fund’s business or Acquired Fund Trust’s ability to consummate the transactions contemplated hereby;

(h)  The Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets for the year ended September 30, 2025, have been audited by Cohen & Company, Ltd.  Independent registered public accounting firm and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Acquired Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended; and, to Acquired Fund Trust’s management’s best knowledge and belief, there are no contingent liabilities of Acquired Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)  Since September 30, 2025, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing

A-7

more than one year from the date that indebtedness (other than indebtedness incurred in connection with certain investment contracts including options, futures, forward and swap contracts) was incurred; for purposes of this subsection, a decline in NAV per Acquired Fund Share due to declines in market values of securities Acquired Fund holds, the discharge of Acquired Fund liabilities, distributions of net investment income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by its shareholders will not constitute a material adverse change;

(j)  All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (taking into account any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Acquired Fund Trust’s knowledge, no such Return is currently under audit and no outstanding assessment has been asserted in writing with respect to those Returns;

(k)  Acquired Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (a) the reporting of dividends and other distributions with respect to, and redemptions of, its shares, (b) withholding in respect thereof, and (c) shareholder basis reporting, (2) has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(l)  Acquired Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (treating its current taxable year as ending as of the Effective Time), Acquired Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income tax pursuant to section 852; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter  M did not apply to it;

(m)  All issued and outstanding Acquired Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s shareholder records (as provided in the Certificate to be delivered pursuant to Section 3.3 herein); and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

A-8

(n)  Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o)  Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)), although it may have claims against certain debtors in such a “title 11 or similar case”;

(p)  On the date on which they were issued, on the effective date of the Registration Statement (as defined in Section 4.3(a)), at the time of the Shareholders Meeting (as defined in Section 5.2), and at the Effective Time, Acquired Fund’s current prospectus and statement of additional information, as amended or supplemented from time to time, did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Untrue Statement or Omission”); provided that the foregoing will not apply to Untrue Statements or Omissions from the Registration Statement made in reliance on and in conformity with information furnished by the Acquiring Fund Trust for use therein;

(q)  The information to be furnished by Acquired Fund Trust for use in, as applicable, no-action letters, applications for orders, the Registration Statement, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and written information provided by the Acquired Fund Trust for inclusion in the Registration Statement (other than written information provided by Acquiring Fund Trust for inclusion therein) will, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(r)  Each series of the Acquired Fund Trust (including Acquired Fund) is a managed portfolio of securities, and Acquired Fund Trust Adviser has the authority to buy and sell securities for Acquired Fund;

(s)  To the best of Acquired Fund Trust’s knowledge, Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, as amended or supplemented from time to time, except as previously disclosed in writing to Acquiring Fund Trust;

(t)  The Acquiring Fund Shares to be delivered to Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u)  Acquired Fund’s minute books and similar records made available to Acquiring Fund Trust prior to the execution hereof contain a true and complete record in all material

A-9

respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Acquired Fund’s shareholder records so made available accurately reflect all record transfers in Acquired Fund’s shares prior to the execution of this Agreement; and any other books and records of Acquired Fund so made available are true and correct in all material respects and contain no material omissions with respect to Acquired Fund’s business and operations;

(v)  Acquired Fund Trust has maintained with respect to Acquired Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(w)  Acquired Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(x)  Acquired Fund does not have any unamortized or unpaid organizational fees or expenses;

(y)  Acquired Fund has a fiscal and taxable year end of September 30; it will not change its fiscal or taxable year end prior to the Closing;

(z)  None of the compensation received from Acquired Fund, Acquired Fund Adviser, or any “affiliated person” (as defined in section 2(a)(3) of the 1940 Act) (“Affiliate”) of Acquired Fund or Acquired Fund Adviser (each, an “Acquired Fund Group Member”) by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquired Fund Group Member; and the compensation paid to any such Shareholder by any Acquired Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(aa) No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquired Fund Group Member or, to Acquired Fund Trust’s knowledge, any other person unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property will be transferred to Acquired Fund or any of its shareholders by any Acquired Fund Group Member or, to Acquired Fund Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(bb) Acquired Fund Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).

A-10

4.2  Acquiring Fund Trust, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund Trust, on Acquired Fund’s behalf, as follows:

(a)  Acquiring Fund Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, dated August 27, 2024 (“Acquiring Fund Trust’s Declaration”) is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Acquiring Fund is a duly established and designated series of Acquiring Fund Trust;

(c)  Acquiring Fund Trust’s execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of its Board; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of all of the Acquired Fund’s Liabilities) will be issued in exchange for the Assets in the Reorganization;

(e)  Acquiring Fund Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or a material violation of any provision of Massachusetts law, the Acquiring Fund Trust’s Declaration or Acquiring Fund Trust’s current Bylaws dated August 27, 2024, or any Undertaking to which Acquiring Fund Trust, on Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Fund Trust, on Acquiring Fund’s behalf, is a party or by which it is bound;

(f)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Fund Trust’s best knowledge, threatened against Acquiring Fund Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Acquiring Fund Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or Acquiring Fund Trust’s ability to consummate the transactions contemplated hereby;

A-11

(g)  Acquiring Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Acquiring Fund has met (and for its current taxable year through the Effective Time will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a RIC and has been (and for its current taxable year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income tax pursuant to section 852; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter  M did not apply to it;

(h)  Acquiring Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended June 30, 2026, have been audited by PriceWaterhouseCoopers LLP and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquiring Fund Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)  Since June 30, 2026, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

(j)  All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been or will, prior to the Effective Time, be timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof; to the best of Acquiring Fund Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

(k)  The Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been

A-12

duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by Acquiring Fund Trust;

(l)  There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)  All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by Acquiring Fund Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by Acquiring Fund Trust;

(n)  On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring Fund Trust’s Pro/SAI including Acquiring Fund, as amended or supplemented from time to time, did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Acquired Fund Trust for use therein;

(o)  Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(p)  On the date on which they were issued, on the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, as applicable, Acquiring Fund Trust’s prospectus and statement of additional information including Acquiring Fund, as amended or supplemented from time to time, and the prospectus included in the Registration Statement did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any Untrue Statement or Omission; provided that the foregoing will not apply to Untrue Statements or Omissions from that prospectus made in reliance on and in conformity with written information furnished by the Acquired Fund Trust for use therein;

A-13

(q)  The information to be furnished by the Acquiring Fund Trust for use in, as applicable, any no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations; and written information provided by the Acquiring Fund Trust for inclusion in the Registration Statement (other than written information provided by Acquired Fund Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any Untrue Statement or Omission;

(r)  The Acquiring Fund Trust’s Declaration permits Acquiring Fund Trust to vary its shareholders’ investment; Acquiring Fund Trust does not have a fixed pool of assets; and each series thereof (including Acquiring Fund after it commences operations) is (or will be) a managed portfolio of securities, and Acquiring Fund Trust Adviser and each investment sub-advisor thereof have the authority to buy and sell securities for it;

(s)  To the best of Acquiring Fund Trust’s knowledge, Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and SAI, as amended or supplemented from time to time, except as previously disclosed in writing to Acquired Fund Trust;

(t)  Acquiring Fund’s minute books and similar records made available to Acquired Fund Trust prior to the execution hereof contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Acquiring Fund’s shareholder records so made available accurately reflect all record transfers in Acquiring Fund’s shares prior to the execution of this Agreement; and any other books and records of Acquiring Fund so made available are true and correct in all material respects and contain no material omissions with respect to Acquiring Fund’s business and operations;

(u)  Acquiring Fund Trust has maintained with respect to Acquiring Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;

(v)  Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;

(w)  Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;

(x)  None of the compensation received from Acquiring Fund, Acquiring Fund Trust Adviser, or any Affiliate of either of them (each, a “Acquiring Fund Group Member”) by any

A-14

Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement with any Acquiring Fund Group Member; and the compensation paid to any such Shareholder by any Acquiring Fund Group Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(y)  No expenses incurred by Acquiring Fund or on its behalf in connection with the Reorganization will be paid or assumed by any Acquiring Fund Group Member or, to Acquiring Fund Trust’s knowledge, any other person unless those expenses are Reorganization Expenses, and no cash or property will be transferred to Acquired Fund or any of its shareholders by any Acquiring Fund Group Member or, to Acquiring Fund Trust’s knowledge, any other person with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(z)  Acquiring Fund Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax); and

(aa)  On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring Fund’s current prospectus and statement of additional information did and will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and (2) not contain any Untrue Statement or Omission (provided, however, that this representation is not made with respect to information provided by the Acquired Fund Trust).

4.3  Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Acquiring Fund Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)  The aggregate NAV of the Acquiring Fund Shares each Shareholder receives will be equal to the aggregate NAV of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

A-15

(c)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)  The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject; and

(e)  The principal purpose of Acquiring Fund’s assumption of all of the Acquired Fund’s Liabilities is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1  Acquired Fund Trust covenants to operate Acquired Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and other distributions.

5.2  Acquired Fund Trust covenants to call a special meeting of the Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3  Acquired Fund Trust covenants that it will assist Acquiring Fund Trust in obtaining information Acquiring Fund Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4  Acquired Fund Trust covenants that it will turn over its books and records pertaining to Acquired Fund (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund Trust at the Closing (though it may keep copies of any records).

5.5  Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6  Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems reasonably necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets and assumption of all the Liabilities, and (b) Acquired Fund Trust, on Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7  Acquiring Fund Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems

A-16

appropriate to continue or commence and continue, as applicable, Acquiring Fund’s operations after the Effective Time.

5.8  Acquired Fund Trust covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Acquiring Fund Trust, in a form reasonably satisfactory thereto, a Certificate stating Acquired Fund’s earnings and profits for federal income tax purposes and any capital loss carryovers and other items that will be carried over to Acquiring Fund pursuant to section 381.

5.9  It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.

5.10  Acquired Fund Trust covenants that, if requested, it will cause SEI Investments Global Fund Services and/or other applicable service providers to deliver to Acquiring Fund Trust copies of all Work Papers for the Acquired Fund’s prior six fiscal and taxable periods ended on or before September 30, 2025, and, if relevant, for the period from September 30, 2025, through the Effective Time, in either case, no later than the earlier of (a) 60 days after the date of the written request or (b) 15 days after the Effective Time.

5.11  Acquiring Fund Trust covenants that it will engage a transfer agent that will open accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.

5.12  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1  This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s Shareholders at the Shareholders Meeting.

6.2  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act; no stop order(s) suspending the effectiveness thereof shall have been issued; to each Investment Company’s best knowledge, no investigation or

A-17

proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

6.3  At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

6.4  The Acquired Fund Trust shall have received on the Closing date the opinion of K&L Gates LLP, counsel to the Acquiring Fund Trust (which may rely on certificates of officers or trustees of the Acquiring Fund Trust), dated as of the Closing date, covering the following points:

(a)  The Acquiring Fund Trust is a voluntary association validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(b)  The Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type with respect to itself and with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)  The Agreement has been duly authorized by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund Trust, the Acquired Fund, and the other parties hereto, is a valid and binding obligation of the Acquiring Fund Trust, on behalf of the Acquiring Fund, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(d)  The Acquiring Fund Shares to be issued to the Acquired Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Acquired Fund’s Assets will be fully paid and non-assessable by the Acquiring Fund Trust, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

A-18

(e)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust’s Declaration or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

6.5  The Acquiring Fund Trust shall have received on the Closing date the opinion of Morgan, Lewis & Bockius LLP, counsel to the Acquired Fund Trust (which may rely on certificates of officers or trustees of the Acquired Fund Trust), covering the following points:

(a)  The Acquired Fund Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and has the power to own all of Acquired Fund’s properties and assets;

(b)  The Acquired Fund Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquired Fund, under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)  The Agreement has been duly authorized, executed and delivered by the Acquired Fund Trust, on behalf of Acquired Fund, and is a valid and binding obligation of the Acquired Fund Trust, on behalf of the Acquired Fund, enforceable against the Acquired Fund Trust and the Acquired Fund in accordance with its terms; and

(d)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund Trust’s Declaration or By-Laws.

6.6  The Investment Companies shall have received an opinion of K&L Gates LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it (which, notwithstanding Section 8, shall survive the Closing), and in separate letters, if Tax Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to Section 3.6(b). The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Tax Counsel has not approved) – for federal income tax purposes:

(a)  Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares and in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined

A-19

in section 368(a)(1)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)  Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)  Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)  Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)  A Shareholder will recognize no gain or loss on the exchange of all of its Acquired Fund Shares solely for Acquiring Fund Shares (including fractional shares to which it may be entitled) pursuant to the Reorganization; and

(f)  A Shareholder’s aggregate basis in the Acquiring Fund Shares (including fractional shares to which it may be entitled) it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares (including fractional shares to which it may be entitled) will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subsections (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year or on the termination or transfer thereof under a mark-to-market system of accounting.

6.7  All of the conditions to the closing of the transactions contemplated by the Asset Purchase Agreement, dated May 13, 2026 (as amended and in effect from time to time, the “Purchase Agreement”), by and between American Beacon Advisors, Inc. and RBC Rochdale, LLC shall have been satisfied or waived and the closing of the transactions contemplated by the Purchase Agreement shall occur simultaneously with the Closing on the Closing date.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in Sections 6.1, 6.2 and 6.6) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

A-20

7.	EXPENSES

Subject to complying with the representations and warranties contained in Sections 4.1(aa) and 4.2(y), neither the Acquired Fund nor Acquiring Fund shall bear the Reorganization Expenses as set forth herein. Acquiring Fund Trust Adviser will bear 100% of all costs and expenses directly related to the Reorganization, including: (1) the costs of preparing the Agreement; (2) the costs of preparing, filing, printing and mailing the combined proxy statement and prospectus on Form N-14 and related materials; (3) the costs of seeking approval of the Agreement and the Reorganization from Acquired Fund shareholders (including all proxy solicitation costs); (4) legal expenses and trustees fees that are incurred solely as a result of the Reorganization; (5) the costs of preparing the related tax and legal opinions; and (6) termination penalties payable to terminated service providers of the Acquired Fund; provided that Acquiring Fund Trust Adviser will not pay termination penalties payable to terminated service providers of the Acquired Fund in excess of $425,000 in the aggregate. Acquired Fund Trust Adviser will pay termination penalties payable to terminated service providers of the Acquired Fund in excess of $425,000. At the Closing, Acquiring Fund Trust Adviser and Acquired Fund Trust Adviser, as applicable, shall pay the estimated expenses to be paid by it pursuant to this Section 7, and any remaining balance shall be paid by Acquiring Fund Trust Adviser and Acquired Fund Trust Adviser, as applicable, within 30 days after the Closing. Acquiring Fund Trust Adviser shall remain liable for the Reorganization Expenses regardless of whether the transactions contemplated herein occur, and this Section 7 shall survive the Closing and any termination of this Agreement pursuant to Section 9.

Each of the Acquired Fund and Acquiring Fund will bear, as applicable, the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization in instances where the securities may not be transferred in-kind; and (ii)   transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund.

Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a  RIC or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of section 368(a)(1).

Acquiring Fund Trust Adviser does not anticipate any indirect costs of the Reorganization, but it is anticipated that such indirect costs, if any, will be paid by the Acquiring Fund. An example of an indirect cost of a reorganization is additional auditor’s fee resulting from testing of and review of disclosures in the annual report pertaining to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in the Fund’s disqualification as a  RIC or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of section 368(a)(1).

8.	ENTIRE AGREEMENT; NO SURVIVAL

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof and constitutes the only understanding with respect to such subject matter. Neither Investment Company has made any representation, warranty, agreement, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. Except for the provisions of Section 3.7, Sections 4.1(p) and (q), Sections 4.2(p)

A-21

and (q), Section 7, and as provided in Section 6.6, the representations, warranties, agreements, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1  By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, agreement, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that the condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before 5:00 p.m., Dallas time, on May 31, 2027, or another date to which the Investment Companies agree in writing; or

9.2  By the Investment Companies’ mutual agreement; or

9.3  By either Investment Company, in the event that the Acquired Fund does not receive the requisite Shareholder approval of the Reorganization.

In the event of termination under Sections 9.1(c) or (d), 9.2, or 9.3, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company, except that the provisions of Section 7 shall survive any termination of this Agreement.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s Shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	NOTICES AND OTHER COMMUNICATIONS

Any notice or other communication under this Agreement must be in writing and shall be deemed given when it is delivered in person or sent by facsimile or electronic mail (with proof of receipt at the required facsimile number or email address), on the business day after the day on which it is delivered to a major nationwide overnight delivery service with instructions to make next business day delivery, or on

A-22

the third business day after the day on which it is mailed by first class mail from within the United States of America, addressed as follows:

If to Acquiring Fund Trust or Acquiring Fund Trust Adviser:

American Beacon Funds
American Beacon Advisors, Inc
220  E. Las Colinas Blvd., Suite 1200
Irving, Texas 75039
Email: legal@ambeacon.com

 Attn: President with a copy to Chief Legal Officer

If to Acquired Fund Trust or Acquired Fund Trust Adviser:

City National Rochdale Funds
RBC Rochdale

400 Park Ave.

New York, NY 10022

Email: Charles.Luke@cnr.com, with a copy to Leigh.Muniz@cnb.com

13.	MISCELLANEOUS

13.1  This Agreement shall be governed by and construed in accordance with the internal laws of New York, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.2  Each Investment Company represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.3  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

13.4  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Acquiring Fund Trust, on Acquiring Fund’s behalf, or Acquired Fund Trust, on Acquired Fund’s behalf, and its respective successors and assigns any rights or remedies under or by reason of this Agreement. Neither this Agreement nor any right of any party under it may be assigned.

13.5  Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees or officers solely in their capacities as trustees or officers and not individually, and that each Investment Company’s obligations hereunder are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the applicable Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or the applicable Fund’s behalf, shall look only to the other applicable Fund’s Property in settlement of those

A-23

rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

13.6  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[The remainder of this page has been intentionally left blank. The signature page follows.]

A-24

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

City National Rochdale Funds, solely on behalf of its series City National Rochdale Fixed Income Opportunities Fund
By:
Name:
Title:

American Beacon Funds, solely on behalf of its series American Beacon TwentyFour Strategic Income Fund
By:
Name:	Gregory J. Stumm
Title:	President

For purposes of Section 3.7 and Section 7 only:

RBC Rochdale, LLC

By:
Name:
Title:
American Beacon Advisors, Inc.
By:
Name:	Rebecca L. Harris
Title:
A-25

Appendix B: OWNERSHIP OF SHARES

As of the Record Date, the following persons were record owners (or to the knowledge of the Target Trust, beneficial owners) of 5% or more of any class of the shares of the Target Fund.1 The Target Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons may be deemed to “control” the Target Fund within the meaning of the 1940 Act if they own beneficially or through controlled companies more than 25% of the voting securities of the Target Fund or acknowledge the existence of control. Shareholders controlling the Target Fund may have a significant impact on any shareholder vote of the Target Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large   redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of   the Target Fund’s expenses. The Trustees and Officers of the Target Trust, as a group, owned less than 1% of all classes of each Target Fund’s shares outstanding as of the Record Date.

City National Rochdale Fixed Income Opportunities Fund

Name and Address of Principal Holder	Share Class	Percent of Share Class Owned	Record or Beneficial Ownership	Share Class Percentage Owned After the Reorganization	Percent of Target Fund Owned (if >25%)
[XX]	Class [XX]	[XX]%	[Record]	[XX]%	[XX]%
[1]	The Target Fund has no information regarding the beneficial owners of Target Fund shares owned through accounts with financial intermediaries.
B-1

APPENDIX C: ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

References to “the Fund” or “a Fund” in this section refer to the Acquiring Fund, and references to “the Trust” are to the Acquiring Trust.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Funds’ strategy with respect to investment of cash balances.

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that represent direct or indirect participations in, or are secured by and payable from, pools of assets. These assets include loans, receivables or other assets, such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. The Fund, the Manager, and the sub-advisor do not select the loans or other assets that collateralize each pool. Asset-backed securities are “pass through” securities, meaning that the principal and interest payment made by the borrower on the underlying assets are passed through to the asset-backed securities holder. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Therefore, if the assets or sources of funds available to the issuer are insufficient for the issuer to meet its payment obligations, the Fund will incur losses.

Cash Equivalents

Cash equivalents that the Fund may invest in include, but are not limited to:

•	Commercial Paper. Commercial paper is a short-term, unsecured promissory note issued by finance companies, banks, and corporations generally used as a source of working capital and other short-term financing. Commercial paper has maturities ranging from 1 to 270 days.
•	Government Obligations. U.S. Government obligations are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government obligations may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.
•	Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never
C-1

exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

•	Short-Term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.
•	Time Deposits. Time deposits, also referred to as “fixed income deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party.

Cash Management

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

•	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock, and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund will purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to the Fund’s own fees and expenses.
•	Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including a government money market fund advised by the Manager, with respect to which the Manager also receives a management fee. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
C-2

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are a form of hybrid fixed-income instrument issued by financial institutions. If an issuer experiences an event that causes its capital to fall below a predetermined “trigger” level, CoCos are either converted into equity securities of the issuer or undergo a full or partial writedown of their principal. Contingent convertible securities are a hybrid debt security issued by financial institutions. The triggering events and conditions are specific to the issuing institution and its regulatory requirements. Triggering events might include, for instance, an issuer failing to maintain a minimum capital level, a regulator’s determination that the issuer should convert the security to maintain continued viability, the issuer receiving high levels of public support, or regulatory actions calling into question the issuer’s continued viability as a going concern. A common type of CoCo is an Additional Tier 1 (or “AT1”) capital security.

Convertible Securities

Convertible securities, including convertible preferred securities,  include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. However, convertible securities generally have less potential for gain or loss than common stocks. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, generally the yields are higher than the underlying common stock, and convertible securities enable the investor to benefit from increases in the market price of the underlying common stock. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

C-3

Currencies

A  Fund may have exposure to foreign currencies by using various instruments. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or other derivative positions, or to shift exposure to foreign currency fluctuations from one country to another.  The exchange rate for currency derivative contracts in which a foreign currency is an underlying asset may be higher or lower than the spot exchange rate. The instruments in which the Fund may invest that provide exposure to foreign currencies include the following:

•	Foreign Currencies
•	Foreign Currency-Denominated Securities
•	Foreign Currency Forward Contracts
•	Currency Swaps

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, commodities, options, futures, interest rates, credit rating, volatility measures, indices or currencies.  The Fund may invest in the following derivative instruments:

•	Foreign Currency Forward Contracts. Foreign currency forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of foreign currency at an agreed-upon future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. A foreign currency forward contract may be a non-deliverable forward contract (“NDF”), which is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
•	Futures Contracts. A futures contract is a contract to purchase or sell a particular asset, or the cash value of an asset, such as a security, commodity, currency or an index of such assets, at a specified future date, at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of initial and variation margin that was previously
C-4

paid.  A  Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts, and that there may not be a liquid secondary market for a futures contract.  The Fund may invest in the following types of futures contracts:

o	Government Bond Futures Contracts. A government bond futures contract, such as a treasury futures contract, is a contract for the future delivery of a government bond.
o	Index Futures Contracts. An index futures contract is based on the value of an underlying index.
o	Interest Rate Futures Contracts. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security.
•	Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security, commodity, currency or derivative underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months), or on the option’s expiration date. The writer of an option has the obligation upon exercise of the option to deliver the underlying security, commodity, currency or derivative upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.
•	Non-Deliverable Options. An option may be a non-deliverable option, which is an option involving no physical settlement of the security, commodity, currency or derivative underlying the option at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the specified exercise price and the prevailing spot rate, on an agreed notional amount. Certain non-deliverable options involve foreign currencies or foreign currency futures. These options are designed to assist in reducing foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.
•	Structured Notes. Structured notes are specially-designed derivative debt instruments that may be issued directly by an issuer or special purpose vehicle. The terms of the instrument may be determined or structured by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency or commodity, or the financial condition of such borrowers.
•	Swap Agreements. A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the
C-5

performance of specified securities, indices or other assets based on the nominal or face amount of a reference asset. Payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the swap is less than (or exceeds) the amount of the other party’s payment. The terms of the swap transaction are either negotiated by the sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. Nearly any type of derivative, including forward contracts, can be structured as a swap. The Fund may invest in the following types of swaps:

o	Credit Default Swaps. A credit default swap may be entered into by the Fund to attempt to hedge against a decline in the value of debt securities due to a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. As the buyer of protection against a credit event, the Fund pays the counterparty a stream of payments over the term of the swap, regardless of whether a credit event occurs. The Fund may also sell protection on a referenced debt security, which requires the Fund to pay the par (or other agreed-upon) value to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay.
o	Currency Swaps. The Fund may enter into currency swaps to hedge foreign currency exchange risk. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed, in exchange rate terms, at the swap’s inception.
o	Interest Rate Swaps. The Fund may enter into an interest rate swap in order to protect against declines in the value of fixed-income securities held by the Fund. In an interest rate swap, a Fund and another party exchange the right to receive interest payments on a security or other reference rate.
o	Total Return Swaps. The Fund may enter into total return swaps to obtain exposure to a security or market without owning or taking physical custody of such security or market. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security; basket of securities; or a non-asset reference, such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or the total return from a different underlying asset or non-asset reference.
•	Warrants. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless.
C-6

Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants normally expire after a stated number of years. Detachable warrants are often independently traded on a stock exchange. Non-detachable warrants cannot be traded independently from their reference bond. Corporations often issue warrants to give purchasers of common stock units the right to purchase additional common stock at a specific price in the future, which is usually higher than the market price at the time the warrant is issued.

o	Sovereign Warrants. Sovereign warrants are state-contingent instruments that are linked to the performance of a certain commodity, such as oil, cotton or gold, or the GDP level of a specific country, usually a developing market country.

Equity Investments

A  Fund’s equity investments may include:

•	Real Estate Investment Trusts (“REITs”). Real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. Hybrid REITs own both. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Fixed-Income Instruments

The Fund’s investments in, or exposure to, fixed-income instruments may include:

•	Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and internal growth and for other corporate purposes. Senior loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Bank loans and senior loans may be collateralized or uncollateralized, and even collateralized loans may not be fully collateralized, and the collateral may be unavailable or insufficient to meet the obligations of the borrower. They typically pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. Some
C-7

of the loans in which the Fund may invest or obtain exposure to may be “covenant-lite” loans. Covenant-lite loans may contain fewer, or no maintenance covenants compared to other loans and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may invest in loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

•	Corporate Debt and Other Fixed-Income Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. Corporate debt securities include bonds, notes, debentures and commercial paper issued by companies to investors with a promise to repay the principal amount invested at maturity, with the primary difference being their maturities and secured or unsecured status. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including companies of all market capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed or floating rates of interest. Corporate bonds typically carry a set interest or coupon rate, while commercial paper is commonly issued at a discount to par with no coupon. The perceived ability of the company to meet its principal and interest payment obligations is referred to as its creditworthiness, and it may be supplemented by collateral securing the company’s obligations. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from a developing market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk. Typically, the values of fixed-income securities change inversely with prevailing interest rates. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.
C-8

•	Debt Securities of Supranational Organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.
•	Emerging Markets Debt. The Fund may invest its assets in debt securities associated with a particular geographic region or country, including emerging markets. The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. The countries that comprise emerging markets change from time to time. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world.
•	Government-Sponsored Enterprises and U.S. Government Agencies. The Fund may invest in debt obligations of U.S. government agencies, such as the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and Export-Import Bank of the United States (“ExImBank”), and government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”). Although chartered or sponsored by Acts of Congress, debt obligations issued by such entities, other than Ginnie Mae and ExImBank, are not backed by the full faith and credit of the U.S. Government. Debt obligations issued by Fannie Mae, Freddie Mac, Farmer Mac, FHLBs, and FFCB are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury’s authority to purchase the issuer’s securities.
•	High-Yield Bonds. High yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. High yield bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa3, BBB- and BBB-, respectively. Please see “Appendix C Ratings Definitions” in the SAI for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to additional risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund.
C-9

•	Inflation Index-Linked Securities. Inflation index-linked securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to increase and decrease with changes in official inflation rates. In periods of deflation when the inflation rate is declining, the principal value of an inflation index-linked security will be adjusted downward. This will result in a decrease in the interest payments.
•	Investment Grade Securities. Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Fund, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.
•	Sovereign and Quasi-Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments or their agencies, authorities, instrumentalities, political subdivisions, or by a supranational organization, in order to finance the issuing country’s growth and/or budget. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities issued by entities that are fully or partially government owned or controlled. Quasi-sovereign debt typically is not guaranteed by a sovereign entity.
•	Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
•	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities and securities backed by the full faith and credit of the United States, and securities issued by other U.S. government agencies and instrumentalities which have been established or sponsored by the U.S. government and that issue obligations which may not be backed by the full faith and credit of the U.S. government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
C-10

•	Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Unlike bonds which pay cash interest throughout the period to maturity, the Fund’s investment in zero coupon securities will require the Fund to accrue income without a corresponding receipt of cash.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A, under the Securities Act, permits the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met. Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the  sub-

C-11

advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information.

Mortgage-Backed and Mortgage-Related Securities

Mortgage-backed securities are mortgage-related securities that may be issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), Export-Import Bank of the United States (“ExImBank”), government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), Federal Home Loan Bank system (“FHLBs”) and the Federal Farm Credit Banks Funding Corporation (“FFCB”,) as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the Fund.

The types of mortgage-backed and mortgage-related securities that the Fund may invest in include:

•	CMOs and REMICs. CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds would initially receive all principal payments. When that tranche of bonds is retired, the subsequent tranches specified in the CMO prospectus receive all of the principal payments until they are retired. The sequential retirement of tranches continues until the last tranche is retired. CMOs also issue sequential and parallel pay classes, including planned amortization and target amortization classes, and fixed and floating rate CMO tranches. Parallel pay CMOs are structured to provide payments of
C-12

principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.

CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac and their income streams. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided.

A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or trust. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

•	CMBSs. CMBS include securities that reflect an interest in, and are secured by, a mortgage loan or pool of mortgage loans on commercial real estate property, such as industrial and warehouse properties, office buildings, hotels, retail space and shopping malls, mixed use properties, multifamily properties and cooperative apartments. Interest and principal payments from the underlying loans are passed through to the Fund according to a schedule of payments. Credit quality of the security depends primarily on the quality of the loans themselves and on the structure of the particular deal. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Commercial mortgage loans generally lack standardized terms, which may complicate their structure and tend to have shorter maturities than residential mortgage loans. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBS may be structured with multiple tranches, with subordinate tranches incurring greater risk of loss in exchange for a greater yield. The degree of subordination is determined by the ratings agencies that rate the individual classes of the structure. The commercial mortgage loans that underlie CMBS often are structured so that a substantial portion of the loan principal, rather than being amortized over the loan term, is instead payable at maturity (as a “balloon payment”). Repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and saleability of the real estate at the relevant time.
•	Fannie Mae Guaranteed Mortgage Pass-Through Certificates. Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on residential properties. Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-
C-13

Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity operating under conservatorship of the Federal Housing Finance Agency and is controlled by the U.S. Government and public stockholders.

•	Freddie Mac Mortgage Participation Certificates. Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by Freddie Mac. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac and backed by a line of credit with the U.S. Treasury. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where Freddie Mac has not guaranteed timely payment of principal, Freddie Mac may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC is a government-sponsored entity operating under conservatorship of the Federal Housing Finance Agency and is controlled by the U.S. Government and public stockholders.
•	GNMA Mortgage Pass-Through Certificates. The GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to the GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.
•	Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by GNMA, or guaranteed by government-sponsored enterprises, as in the case of securities
C-14

guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The pools underlying privately-issued mortgage pass through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage pass-through securities do not have the same credit standing as U.S. government guaranteed securities and generally offer a higher yield than similar securities issued by a government entity. The timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Some mortgage pass-through securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity. Transactions in mortgage pass-through securities often occur through to-be-announced (“TBA”) transactions.

•	Mortgage-Related Securities Issued by Private Organizations. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof. Insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
•	RMBS. RMBSs include securities that reflect an interest in, and are secured by, interest paid on loans for residential real property, such as mortgages, home-equity loans and subprime mortgages. Some RMBSs, called agency RMBSs, are guaranteed or supported by U.S. government agencies or by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency RMBS (sometimes referred to as “private label” RMBS), generally created by banks and other financial institutions, are not guaranteed or supported by these government agencies or government sponsored enterprises.
C-15

Other Investment Companies

A  Fund, at times, may invest in shares of other investment companies. The Fund may invest in securities of an investment company advised by the Manager, with respect to which the Manager also receives a management fee. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

•	ETFs. The Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range.
•	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.
C-16

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, although a  Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-rate obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-rate securities.

About Your Investment

Choosing Your Share Class

The  Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class;
•	Whether you qualify for any reduction or waiver of sales charges;
C-17

•	Whether you plan to take any distributions in the near future; and
•	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Purchase and Redemption of Shares

Eligibility

The Y Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.

If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None

The Manager may allow a reasonable period of time after opening an account for a Y Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and

C-18

financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board, and (v) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

A  Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution  is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase

C-19

and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of  the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes - Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

C-20

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of  the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled “Redemption Policies” and “Purchase Policies” for additional limitations that apply to redemptions and purchases. If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.

C-21

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

•	Your name/account registration
•	Your account number
•	Type of transaction requested
•	Fund name(s) and fund number(s)
•	Dollar amount of number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105-1307

Purchase by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

•	ABA# 0110-0002-8; AC-9905-342-3
•	Attn: American Beacon Funds,
C-22

•	The fund name and fund number, and
•	Shareholder account number and registration.

	New account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the  Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

•	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
•	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The  Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invests in the Fund. To the extent that the Fund pays any such

C-23

compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that  party’s own resources and constitute what is sometimes referred to as “revenue sharing.”

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager  may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or  its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Y	$25,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

C-24

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

•	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
•	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

•	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three business days of account opening,
•	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
C-25

•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added “inactivity” or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

•	Send a letter to American Beacon Funds via the United States Post Office.
•	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.
•	Access your account through the Fund’s secure web application.
•	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds

P.O. Box 219643

Kansas City, MO 64121-9643

1-800-658-5811

www.americanbeaconfunds.com

C-26

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio managers’ ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing.

The  Fund’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one “round trip” in the Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and other distributions;
•	systematic purchases and redemptions;
•	shares redeemed to return excess IRA contributions; or
•	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.

C-27

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the  Fund followed within 90 days by the intermediary’s redemption of the Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”) on a monthly basis and distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions,”) on an annual basis (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types

C-28

of distributions (as described in the table under “Taxes”). The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends are paid monthly, and capital gains distributions and other distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by  the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

•	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.
•	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH (“in cash”).
•	Receive All Distributions in Cash. You can elect to receive all distributions in cash.
•	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which they are received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.

If you elect to receive a  distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

C-29

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to “qualified dividend income,” if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an “individual”) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.   A portion of the dividends the Fund pays to individuals may be “qualified dividend income” (“QDI”) and thus eligible for the preferential rates, mentioned above,  that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the

C-30

eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares  other than the average basis method (the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.   Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “qualified publicly traded partnership income” (such as income from MLPs). Treasury regulations permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the Fund will be eligible to receive the benefit of the same 20% deduction with respect to the Fund’s REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC’s qualified publicly traded partnership income.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Additional Information

The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not

C-31

parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Service Plans and Service Fees

The Fund has adopted a shareholder services plan for its Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund  may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class shares of the Fund.

Portfolio Holdings

A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting a particular Fund’s fact sheet.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

The summary prospectus is available, and the Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) will be available, online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the  Fund’s summary prospectus, please go to www.americanbeaconfunds.com and click on “Quick Links” and then “Register for E-Delivery.”

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

C-32

Valuation of Shares

The price of the  Fund’s shares is based on its NAV. The  Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the exchange rates as of 4:00 p.m. Eastern Time will normally be used.

Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security.

Among other things, Rule 2a-5 permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures. For example, fair value pricing will be used when market quotations are not readily

C-33

available or reliable, as determined by the Manager, such as for fixed-income securities and when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. Securities may be fair valued as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition,  the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on “Quick Links” and then “Daily NAVs.”

Additional Information About Performance Indices

The performance of the Fund is compared to a broad-based securities market index  and one or more additional market indices. Set forth below is additional information regarding the indices to which each Fund’s performance is compared.

The Fund’s performance is compared to the  Bloomberg Global-Aggregate Total Return Index Value Hedged USD and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

•	The Bloomberg Global-Aggregate Total Return Index Value Hedged USD tracks the performance of global investment-grade debt, including treasury, government-related, corporate and securitized fixed-rate bonds, denominated in local currencies from developed and emerging markets issuers and hedged back to U.S. Dollars (USD). Securities must have at least one year until final maturity, or average life as applicable, and must meet minimum issue size criteria.
•	The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying a deposit offered rate to the stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
C-34

Notices Regarding Index Data

THE ICE BOFA US DOLLAR 3-MONTH DEPOSIT OFFERED RATE CONSTANT MATURITY INDEX AND THE ICE BOFA  1-3 YEAR US CORPORATE INDEX (THE “INDICES”) ARE PRODUCTS OF ICE DATA INDICES, LLC (“ICE DATA”) AND ARE USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES AND  BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY ICE DATA TO BUY, SELL, OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND AMERICAN BEACON FUNDS, OR ANY OF ITS PRODUCTS OR SERVICES.

“Bloomberg®” and the Bloomberg indices listed herein (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the distributor hereof (the “Licensee”).

The financial products named herein (the “Products”) are not sponsored, endorsed, sold or promoted by  Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Products or any member of the public regarding the advisability of investing in securities or commodities generally or in the Product particularly. The only relationship of Bloomberg to Licensee is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Licensee or the Products. Bloomberg has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Products to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Products, in connection with the administration, marketing or trading of the Products.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT OR ANY

C-35

OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PRODUCT OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

GLOSSARY

Act	Tax Cuts and Jobs Act enacted in December 2017
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	U.S. Commodity Futures Trading Commission
CLO	Collateralized Loan Obligations
CMO	Collateralized Mortgage Obligation
CoCo	Contingent Convertible Bonds
CPO	Commodity Pool Operator
C-36

Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of the Fund’s net investment income
DRD	Dividends-received deduction
Equity REIT	Income producing real estate that are owned and often operated by a REIT
ETF	Exchange-Traded Fund
EU	European Union
Fannie Mae	Federal National Mortgage Association
FCM	Futures Commission Merchant
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
GDP	Gross Domestic Product
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Hybrid REIT	The combination of equity REITs and mortgage REITs
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
C-37

Junk Bonds	High yield, non-investment grade bonds
LOI	Letter of Intent
Management Agreement	The Funds’ Management Agreement with the Manager
MLP	Master Limited Partnership
Moody’s	Moody’s Investors Service, Inc.
Mortgage REIT	Mortgage secured by loans on income producing real estate
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Other Distributions	Distributions of net gains from foreign currency transactions
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
Trust	American Beacon Funds
C-38

UGMA	Uniform Gifts to Minors Act
UK	United Kingdom
UTMA	Uniform Transfers to Minors Act
C-39

APPENDIX D: FINANCIAL HIGHLIGHTS

Target Fund

The table that follows presents performance information for the Class N shares of the Target Fund for the periods shown. This information is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Target Fund share. Total return illustrates how much your investment in the Target Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information provided below for the fiscal periods ended September 30, 2025, 2024 and 2023, has been derived from financial statements audited by Cohen & Company, Ltd., the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Financials and Other Information, which is available on the Target Fund’s website and as part of the Target Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025. The financial statements for the fiscal years ended September 30, 2022 and 2021 were audited by the Target Fund’s prior independent registered public accounting firm. The information for the six months ended March 31, 2026, has not been audited.

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)		Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
For the six months ended March 31, 2026 (Unaudited)	$19.83	$0.68	$(0.39)	$(0.74)	$—	$—	$19.38	1.46%	$1,560,119	1.11%		6.87%	1.13%	17%
2025	19.66	1.35	(0.06)	(1.12)	—	—	19.83	6.77	1,689,980	1.17		6.88	1.20	40
2024	18.96	1.48	0.44	(1.22)	—	—	19.66	10.32	1,876,129	1.14		7.57	1.14	34
2023	18.60	1.34	0.71	(1.69)	—	—	18.96	11.44	2,184,165	1.13		7.06	1.13	63
2022*	23.39	1.16	(4.62)	(1.33)	—	—	18.60	(15.23)	3,070,638	1.09	(2)	5.44	1.09	94
2021*	22.57	1.21	1.04	(1.43)	—	—	23.39	10.14	4,111,912	1.10	(2)	5.14	1.10	117

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Includes Consolidated investments in Irish Subsidiary.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Irish Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

Acquiring Fund

The financial highlights tables are intended to help you understand each  Fund’s financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in each Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in  the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the  Fund’s financial statements audited by PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Form N-CSR, which you may obtain upon request.

D-1

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2026		2025		2024	2023	2022
Net asset value, beginning of period	$8.79		$8.53		$7.98	$9.12	$10.99
Income (loss) from investment operations:
Net investment income	0.40	A	0.42	A	1.10	0.48	0.37
Net gains (losses) on investments (both realized and unrealized)	0.08		0.25		(0.11)	(0.10)	(1.84)
Total income (loss) from investment operations	0.48		0.67		0.99	0.38	(1.47)
Less distributions:
Dividends from net investment income	(0.41)		(0.39)		(0.33)	(1.52)	(0.40)
Tax return of capital	-		(0.02)		(0.11)	-	-
Total distributions	(0.41)		(0.41)		(0.44)	(1.52)	(0.40)
Net asset value, end of period	$8.86		$8.79		$8.53	$7.98	$9.12
Total returnB	5.63%		8.09%		12.81%	4.68%	(13.76)%
Ratios and supplemental data:
Net assets, end of period	$575,404,135		$436,296,974		$203,770,438	$81,509,591	$139,290,122
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.90%		0.93%		0.99%	1.06%	0.93%
Expenses, net of reimbursements and/or recoupments	0.80%		0.80%		0.80%	0.80%	0.80%
Net investment income, before expense reimbursements and/or recoupments	4.46%		4.69%		5.08%	4.90%	3.48%
Net investment income, net of reimbursements and/or recoupments	4.56%		4.82%		5.27%	5.16%	3.61%
Portfolio turnover rate	46%		74%		58%	63%	48%

A	Per share amounts have been calculated using the average shares method.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D-2

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2026

City National Rochdale Fixed Income Opportunities Fund

a series of City National Rochdale Funds

400 Park Avenue, New York, New York 10022

1-888-889-0799

American Beacon TwentyFour Strategic Income Fund

a series of American Beacon Funds

220 East Las  Colinas Boulevard, Suite 1200 Irving, Texas 75039

1-817-391-6100

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
City National Rochdale Fixed Income Opportunities Fund		American Beacon TwentyFour Strategic Income Fund
Class N Shares	→	Y Class Shares

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization (the “Reorganization”) of the City National Rochdale Fixed Income Opportunities Fund (the “Target Fund”), a series of City National Rochdale Funds (the “Target Trust”) into the American Beacon TwentyFour Strategic Income Fund (the “Acquiring Fund”), a series of the American Beacon Funds (“Acquiring Trust” or “Trust”). At the time of the Reorganization, shareholders of the Target Fund will receive Y Class shares of the Acquiring Fund and automatically will become shareholders of the Acquiring Fund.

This  SAI, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus” or “Prospectus”) dated [ ], 2026, relating to the Reorganization for the special meeting of shareholders of the Target Fund. The Proxy Statement/Prospectus is a proxy statement for the Target Fund shareholders and a prospectus for the shares of the Acquiring Fund that would be issued in connection with the Reorganization. Copies of the Proxy Statement/Prospectus may be obtained without charge, upon request, by writing to the Target Trust at SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, calling (toll-free) 1-888-889-0799, or visiting the Target Fund’s website, www.citynationalrochdalefunds.com.

Financial statements for the Acquiring Fund, and accompanying notes, appearing in Item 7 of the Fund’s Form N-CSR for the fiscal year ended June 30, 2026, are incorporated by reference into

1

this SAI. Copies of the Acquiring Fund’s Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained without charge, upon request by calling (800) 658-5811 or by visiting www.americanbeaconfunds.com.

This  SAI is incorporated by reference into the Proxy Statement/Prospectus. In other words, it is legally a part of the Proxy Statement/Prospectus. Capitalized terms in this SAI have the same definition as in the Proxy Statement/Prospectus, unless otherwise defined.

2

Table of Contents

1.	The Prospectus and SAI for the Target Fund, dated January 28, 2026 (File Nos. 333-16093 and 811-07923), as supplemented and/or amended.

a. Supplement to the Prospectus and  SAI of the Target Fund, dated May 18, 2026.

b. Supplement to the Prospectus and SAI of the Target Fund, dated June 23, 2026.

2.	The SAI for the Acquiring Fund, dated November 3, 2025 (File Nos. 033-11387 and 811-04984), as supplemented and/or amended.

a. Supplement to the SAI of the Acquiring Fund, dated November 7, 2025.

3.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal year ended September 30, 2025.
4.	The Semi-Annual Shareholder Report, unaudited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended March 31, 2026.
5.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Acquiring Fund for the fiscal year ended June 30, 2026.

Information Incorporated by Reference

Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:

1.	The Prospectus and SAI for the Target Fund, dated January 28, 2026 (File Nos. 333-16093 and 811-07923), as supplemented and/or amended.

a. Supplement to the Prospectus and  SAI of the Target Fund, dated May 18, 2026.

b. Supplement to the Prospectus and SAI of the Target Fund, dated June 23, 2026.

2.	The SAI for the Acquiring Fund, dated November 3, 2025 (File Nos. 033-11387 and 811-04984), as supplemented and/or amended.

a. Supplement to the SAI of the Acquiring Fund, dated November 7, 2025.

3.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal year ended September 30, 2025.
4.	The Semi-Annual Shareholder Report, unaudited financial statements and other information filed on Form N-CSR for the Target Fund for the fiscal period ended March 31, 2026.
5.	The Annual Shareholder Report, audited financial statements and other information filed on Form N-CSR for the Acquiring Fund for the fiscal year ended June 30, 2026.

The documents incorporated by reference above include information about other funds in the Target Trust and Acquiring Trust that are not relevant to the Reorganization. Please disregard that information.

3

Supplemental Financial Information

A table showing the current fees and expenses of the Target Fund, the current fees and expenses of the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparative Fee and Expense Tables” section of the proposal in the Proxy Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Target Fund modified to show the effects of such changes are not required and are not included. There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

4

PART C
OTHER INFORMATION

Item 15. Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), dated August 27, 2024, attached as Exhibit (a)(1) to Post-Effective Amendment No. 418 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2024 (“PEA No. 418”), and (ii) the Amended and Restated By-Laws, effective as of August 27, 2024, (the “By-Laws”), attached as Exhibit (b) to PEA No. 418.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with  TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 16. Exhibits

Number		Exhibit Description
(1)	(a)	Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 418, filed October 28, 2024 (“PEA No. 418”)
(b)

Certificate of Designation for American Beacon TwentyFour Strategic Income Fund,  is incorporated by reference to Post-Effective Amendment No. 286 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 30, 2017

(2)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 418
(3)		Voting Trust Agreements – (not applicable)
(4)		Form of Agreement and Plan of Reorganization and Termination – (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)
(5)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(6)	(a)(i)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to Post-Effective Amendment No. 411 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 9, 2024 (“PEA No. 411”)

(a)(ii)

First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to PEA No. 411

(a)(iii)

Second Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to Post-Effective Amendment No. 412 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 23, 2024

Number		Exhibit Description
(a)(iv)

Third  Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to Post-Effective Amendment No. 413 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed April 29, 2024 (“PEA No. 413”)

(a)(v)

Fourth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 413

(a)(vi)

Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to Post-Effective Amendment No. 414 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 24, 2024 (“PEA No. 414”)

(a)(vii)

Sixth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated October 21, 2024, is incorporated by reference to the Post-Effective Amendment No. 419 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed November 14, 2024 (“PEA No. 419”)

(a)(viii)

Seventh Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 24, 2025, is incorporated by reference to the Post-Effective Amendment No. 427 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 27, 2025 (“PEA No. 427”)

(a)(ix)

Eighth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 20, 2025, is incorporated by reference to Post-Effective Amendment No. 430 to the Registrant’s Statement on Form N-1A, File No. 033-11387, filed September 29, 2025 (“PEA 430”)

(a)(x)

Ninth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated November 19, 2025, is incorporated by reference to Post-Effective Amendment No. 437 to the Registrant’s Statement on Form N-1A, File No. 033-11387, filed December 29, 2025 (“PEA No. 437”)

(a)(xi)

Tenth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 2, 2026, is incorporated by reference to Post-Effective Amendment No. 442 to the Registrant’s Statement on Form N-1A, File No. 033-11387, filed February 20, 2026  (“PEA No. 442”)

(a)(xii)

Eleventh Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 23, 2026, is incorporated by reference to Post-Effective Amendment No. 447 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed July 29, 2026 (“PEA No. 447”)

(a)(xiii)

Twelfth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 26, 2026, is incorporated by reference to PEA No. 447

	(b)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated December 29, 2023, is incorporated by reference to PEA No. 411
(7)	(a)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 411
(b)

First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 414

(c)

Second Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective October 21, 2024, is incorporated by reference to PEA No. 419

(d)

Third Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective February 18, 2025, is incorporated by reference to PEA No. 427

(e)

Fourth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 20, 2025, is incorporated by reference to PEA No. 430

(f)

Fifth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated    February 2, 2026, is incorporated by reference to PEA No. 442

(g)

Sixth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 26, 2026, is incorporated by reference to PEA No. 447

(8)		Bonus, profit sharing or pension plans – (none)
(9)	(a)

Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 26, 1998

Number		Exhibit Description
(b)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 30, 2019

(c)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to Post-Effective Amendment No. 355 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 25, 2019

(d)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed November 22, 2019  (“PEA No. 357”)

(e)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to Post-Effective Amendment No. 362 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 14, 2020

(f)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to Post-Effective Amendment No. 368 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 28, 2020 (“PEA No. 368”)

(g)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 28, 2020 (“PEA No. 374”)

(h)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to Post-Effective Amendment No. 377 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed September 10, 2020

(i)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 28, 2020

(j)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to Post-Effective Amendment No. 383 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 14, 2020

(k)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to Post-Effective Amendment No. 389 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 27, 2021

(l)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 14, 2023, is incorporated by reference to Post-Effective Amendment No. 401 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed February 27, 2023  (“PEA No. 401”)

(m)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 4, 2023, is incorporated by reference to Post-Effective Amendment No. 407 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 16, 2023 (“PEA No. 407”)

	(n)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 15, 2024, is incorporated by reference to PEA No. 414
	(o)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 29, 2024, is incorporated by reference to PEA No. 419
	(p)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 24, 2025, is incorporated by reference to PEA No. 427
	(q)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective June 20, 2025, is incorporated by reference to PEA No. 430
	(r)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated February 9, 2026, is incorporated by reference to PEA No. 442
	(s)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated June 26, 2026, is incorporated by reference to PEA No. 447
(10)	(a)

Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed  May 1, 2003 (“PEA No. 45”)

Number		Exhibit Description
(b)

Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to Post-Effective Amendment No. 391 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 28, 2021

(11)		Opinion and consent of counsel — (filed herewith)
(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)
(13)		Other Material Contracts
(a)(i)

Transfer Agency Services Agreement between SS&C    GIDS, Inc. and American Beacon Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 402 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 22, 2023

	(a)(ii)	First Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective August 3, 2023, is incorporated by reference to PEA No. 407
	(a)(iii)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective May 1, 2024, is incorporated by reference to PEA No. 414
	(a)(iv)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective November 1, 2024, is incorporated by reference to PEA No. 419
	(a)(v)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective February 24, 2025, is incorporated by reference to PEA No. 427
	(a)(vi)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective July 8, 2025, is incorporated by reference to PEA No. 430
	(a)(vii)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective January 12, 2026, is incorporated by reference to PEA No. 442
	(a)(viii)	Amendment to Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Funds, effective June 26, 2026, is incorporated by reference to PEA No. 447
(b)(i)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed October 23, 2017 (“PEA No. 300”)

(b)(ii)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(b)(iii)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(b)(iv)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed May 15, 2019

(b)(v)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

	(b)(vi)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(b)(vii)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed June 18, 2020

(b)(viii)

Seventh Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated November 29, 2022, is incorporated by reference to Post-Effective Amendment No. 399 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed December 23, 2022  (“PEA No. 399”)

(b)(ix)

Eighth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective January 31, 2023, is incorporated by reference to PEA No. 401

(b)(x)

Ninth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective August 4, 2023, is incorporated by reference to PEA No. 407

(b)(xi)

Tenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective May 1, 2024, is incorporated by reference to PEA No. 414

(b)(xii)

Eleventh Amendment to Securities Lending Authorization Agreement  between the American Beacon Funds and State Street Bank and Trust Company, effective October 14, 2024, is incorporated by reference to PEA No. 419

(b)(xiii)

Twelfth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective February 24, 2025, is incorporated by reference to PEA No. 427

Number		Exhibit Description
(b)(xiv)

Thirteenth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, effective June 26, 2026, is incorporated by reference to PEA No. 447

(c)(i)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

(c)(ii)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

(c)(iii)

Second Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated August 19, 2022, is incorporated by reference to PEA No. 399

(c)(iv)

Third Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated October 25, 2022, is incorporated by reference to PEA No. 399

(c)(v)

Fourth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of August 9, 2023, is incorporated by reference to PEA No. 407

(c)(vi)

Fifth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated December 7, 2023, is incorporated by reference to PEA No. 414

(c)(vii)

Sixth Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective as of May 1, 2024, is incorporated by reference to PEA No. 414

(d)

Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed August 3, 2009

	(e)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
(f)(i)

Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010,  is incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A, File No. 033-11387, filed March 16, 2010

	(f)(ii)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective June 26, 2026, is incorporated by reference to PEA No. 447
	(g)(i)	Fee Waiver/Expense Reimbursement Agreement for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to PEA No. 437
	(g)(ii)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon TwentyFour Strategic Income Fund - (filed herewith)
(14)	(a)	Consent of Independent Registered Public Accounting Firm for the City National Rochdale Fixed Income Opportunities Fund - (filed herewith)
	(b)	Consent of Independent Registered Public Accounting Firm for the American Beacon TwentyFour Strategic Income Fund - (filed herewith)
(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)
(16)		Powers of Attorney – (filed herewith)
(17)		Other Exhibits
	(a)	Form of Proxy Card - (filed herewith)
(18)		Filing fee tables - (not applicable)

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on  September 2, 2026.

AMERICAN BEACON FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	September 2, 2026
Gregory J. Stumm

/s/ Aaron Cooper	Treasurer (Principal Financial Officer	September 2, 2026
Aaron Cooper	and Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	September 2, 2026
Gilbert G. Alvarado

Gerard J. Arpey*	Trustee	September 2, 2026
Gerard J. Arpey

Eugene J. Duffy*	Trustee	September 2, 2026
Eugene J. Duffy

Claudia A. Holz*	Trustee	September 2, 2026
Claudia A. Holz

Douglas A. Lindgren*	Chair and Trustee	September 2, 2026
Douglas A. Lindgren

Janet C. Smith *	Trustee	September 2, 2026
Janet C. Smith

Paul Zemsky*	Trustee	September 2, 2026
Paul Zemsky

* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type	Description
EX-99.(11)	Opinion and consent of counsel
EX-99.(13)(g)(ii)	Form of Fee Waiver/Expense Reimbursement Agreement for American Beacon TwentyFour Strategic Income Fund
EX-99.(14)(a)	Consent of Independent Registered Public Accounting Firm for the City National Rochdale Fixed Income Opportunities Fund
EX-99.(14)(b)	Consent of Independent Registered Public Accounting Firm for the American Beacon TwentyFour Strategic Income Fund
EX-99.(16)	Powers of Attorney
EX-99.(17)(a)	Form of Proxy Card